[LOGO OF EATON          Investing                       [PHOTO OF BRICK WALL
VANCE APPEARS HERE]     for the                          AND EDUCATION SIGN
                        21st                               APPEARS HERE]
                        Century



        Semi-Annual Report March 31, 1997


[PHOTO OF HIGHWAY                 EATON VANCE
 AT NIGHT APPEARS
    HERE]                         MUNICIPALS

                                     TRUST

                                   MARATHON

                     Global Management-Global Distribution

                                                                      California

                                                                         Florida

                                                                   Massachusetts

                                                                     Mississippi

                                                                        New York

                                                                            Ohio

                                                                    Rhode Island

                                                                   West Virginia
[PHOTO OF SUSPENSION
 BRIDGE APPEARS HERE]

EV Marathon Municipals Funds as of March 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J. FETTER, PRESIDENT APPEARS HERE]

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. After showing signs of slowing at the year's outset, it became apparent in the first quarter of 1996 that the economy was stronger than anticipated and that inflation, while still modest, would bear further watching. Consequently, long-term bond yields climbed steadily higher, reaching their peak in mid-June.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

The first quarter of 1997 has been marked by stronger-than-expected economic growth, a tightening labor market, and increasing uneasiness over inflation, which remains low. At its March 25 meeting, the Federal Reserve raised the Federal Funds Rate 0.25% in an effort to slow the economy and make a preemptory strike at inflation. In response to 1997's economic events, the bond market has sold off somewhat, and the yield on the 30-year Treasury Bond - a widely-held gauge of bond market sentiment - rose to 7.08% on March 31 from 6.64% at the end of 1996.

Despite Changing Market Conditions, Municipal Bonds Remain an Attractive Investment

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

                           [BAR CHART APPEARS HERE]

Tax-exempt bonds yield 81% of Treasury yields

30-year AAA General Obligation (GO) Bonds*                      5.75%
Taxable Equivalent yield of investment
  for couple in 36% tax bracket                                 8.98%
30-year Treasury Bond                                           7.10%


Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yield is a compilation of a representative variety of general obligations and is not necessarily representative of the Funds' yields. Statistics as of March 31, 1997.

Past performance is not indicative of future results.
Source: Bloomberg, L.P.

We believe an investment in municipal bonds continues to represent good value for several reasons. First, Congress and the Clinton Administration have reached a tentative agreement to balance the budget over the next five years - a development viewed favorably by bond investors. Second, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for fixed-income alternatives. Finally, taxes remain a burden and, for most investors, municipal bonds are one of the last remaining vehicles for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.

                                            Sincerely,

                                            /s/ Thomas J. Fetter

                                            Thomas J. Fetter,
                                            President
                                            May 9, 1997

--------------------------------------------------------------------------------
   Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon California Municipals Fund as of March 31, 1997

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON, PORTFOLIO MANAGER APPEARS HERE]


The Economy
--------------------------------------------------------------------------------

 . 1996 was a good year for California's economy, with strong growth in services, manufacturing, and construction contributing to the fastest rate of growth since 1989.

 .  In the fourth quarter of 1996, seasonally-adjusted labor employment grew to
   14.5 million, a 0.5% increase over the third quarter, and 1.8% more than the fourth quarter of 1995. The unemployment rate has declined to below 7% at the end of 1996 from 8% at the end of 1994.

 . The recession that began in 1990 hit goods-producing industries very hard, while the services sector continued to grow. The services sector - which includes health care, motion pictures, amusement and recreation, and business services - contributed almost 70% of all new new jobs between 1986 and 1996. Employment growth in this important sector is expected to outpace other sectors for the next several years.

Management Update
--------------------------------------------------------------------------------

 . During the past six months, we have added lower-coupon issues to offset existing high-coupon bonds in the Fund, which helps increase the Portfolio's performance characteristics. Many of the bonds we added have excellent names and are insured./1/ We have continued to increase call protection in the Portfolio.

 . Higher-yielding bonds have been harder to locate, primarily because the market in California has been dominated by insured issues which are lower-yielding. However, using our research staff, we have discovered some higher yields in the industrial development sector. These tend to be "A" and "BBB" rated.

 . We have stayed away from non-rated issues because there have not been many to choose from, and spreads have been too thin to justify the added risk.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended March 31, 1997, the Fund had a total return of 2.2%./2/

 . This return resulted from a decrease in net asset value per share to $9.52 on March 31, 1997 from $9.54 on September 30, 1996, and the reinvestment of $0.231 per share in tax-free dividend income./3/

 . Based on the Fund's most recent dividend, and a net asset value of $9.52 per share, the Fund's distribution rate on March 31, 1997 was 4.78%.

 . To equal 4.78% in a taxable investment, a couple in the 41.95% combined federal and state tax bracket would need a yield of 8.23%.

Your Investment at Work
--------------------------------------------------------------------------------
   California Pollution Control
   Financing Authority Revenue Bonds  -
   Browning-Ferris Industries
                                                    [PHOTO OF TREE APPEARS HERE]

 . This bond issue will help finance the acquisition, construction, installation and equipping of a 215-acre landfill serving the greater Los Angeles area.

 . The project includes excavation and construction of a liner system, a landfill gas collection system, a leachate collection area, a treatment and removal system, and extensive recycling facilities.

 . Payment of principal and interest is backed by Browning-Ferris Industries, Inc, a large employer in the state.

--------------------------------------------------------------------------------
/1/ Private insurance does not remove the interest rate risks that are associated with these investments.

/2/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/3/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/5/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.

--------------------------------------------------------------------------------

Fund Information
as of March 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  5.2%
Ten Years                                                                 5.4


SEC Average Annual Total Returns (including maximum applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                  0.2%
Ten Years                                                                 5.4


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

Lease Revenues                                                           19.7%
Escrowed                                                                 15.9%
Special Tax Revenue                                                       9.9%
Transportation                                                            7.6%
Housing                                                                   7.1%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                                             87
Average Maturity                                                       21.7 Yrs.
Effective Maturity                                                     14.1 Yrs.
Average Rating                                                               A+
Average Call                                                            9.6 Yrs.
Average Dollar Price                                                     $97.77


EV Marathon Florida Municipals Fund as of March 31, 1997

INVESTMENT UPDATE


[PHOTO OF THOMAS J. FETTER, PORTFOLIO MANAGER APPEARS HERE]


The Economy
--------------------------------------------------------------------------------

 . Florida's economy benefits from several positive trends, including an increasing population, significant revenue growth, and a diversified economy with particular strength in the service and trade sectors.

 . Revenue growth increased an estimated 6.3% in 1996, and is expected to jump another 4.7% in 1997. Unemployment stood at 4.8% in December, 1996 - its lowest level since August of 1988.

 .  Total non-farm employment in Florida increased 2.8% in the 12 months ending
   November 30, 1996, with most of the increase coming from the services sector. Within this sector, business services, in which employment rose by 6.4%, accounted for fully half of total job additions.

 . The state's low debt/personal income ratio of 3.2%, along with its conservative financial management, should help Florida meet the increasing needs of infrastructure, education, and housing.

Management Update
--------------------------------------------------------------------------------

 . During the past six months, we have added low-coupon issues to offset the Fund's existing holdings of high-coupon bonds. This "barbell" structure helps to maximize total return in varying market conditions.

 . We are constantly looking for higher-yielding bonds to increase income for shareholders. Although yield has been somewhat difficult to find in this market, our research staff has located some good credits in the utilities and housing sectors.

 . We continue to diversify the Fund, as opportunities arise, in an effort to keep calls long and to reduce overall volatility.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended March 31, 1997, the Fund had a total return of 0.8%./1/

 . This return resulted from a decrease in net asset value per share to $10.62 on March 31, 1997 from $10.78 on September 30, 1996, and the reinvestment of $0.251 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.62 per share, the Fund's distribution rate on March 31, 1997 was 4.76%.

 . To equal 4.76% in a taxable investment, a couple in the 36.0% combined federal and state tax bracket would need a yield of 7.76%.

Your Investment at Work
--------------------------------------------------------------------------------

Citrus County Industrial Development
Authority - Beverly Enterprises, Inc.
                                          [PHOTO OF MEDICAL SYMBOL APPEARS HERE]

 . The proceeds from this bond issue have been used to refinance a previous issue, which, in turn, had financed a nursing care retirement facility.

 .  This facility, called "Brentwood in the Meadow," is located on 15 acres near
   Lecanto, in Citrus County, Florida. It consists of several levels of care including independent living units, heavy assisted living units, an Alzheimer unit, and a skilled nursing home.

 . Beverly Enterprises, through its subsidiaries, is one of the largest nursing home operators in the nation.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.

/5/ Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                 3.4%
Life of Fund (8/28/90)                                                   7.1


SEC Average Annual Total Returns (including maximum applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                -1.6%
Life of Fund (8/28/90)                                                   7.1


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

Utilities                                                               14.5%
Housing                                                                 13.8%
General obligations                                                     10.6%
Insured transportation                                                   8.0%/5/
Insured special tax revenue                                              8.0%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                                                            122
Average Maturity                                                       24.5 Yrs.
Effective Maturity                                                     16.6 Yrs.
Average Rating                                                              AA-
Average Call                                                            7.6 Yrs.
Average Dollar Price                                                     $97.45


EV Marathon Massachusetts Municipals Fund as of March 31, 1997

INVESTMENT UPDATE

[PHOTO OMITTED]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Massachusetts' economy is benefiting from a diverse base of growing industry sectors, including high technology, financial services, education, and health care.

 . The high technology sector alone -- which includes biotechnology, software, communications, and surgical instruments -- represents 9.1% of total employment, the highest percentage for this sector in the nation.

 .  Recent economic indicators confirm a strong, healthy business climate.
   Unemployment in February, 1997 was 3.7%, significantly lower than the U.S. rate of 5.3%. New jobs increased by 64,400 in the past 12 months, a 2.1% growth rate. Finally, consumer confidence reached a five-year high in January, 1997.

 . Sound financial management at the state level has also helped the Massachusetts economy. Governor William Weld has balanced the budget every year since his election in 1990, earning higher ratings on the Commonwealth's general obligation debt.

Management Discussion
--------------------------------------------------------------------------------
 . The bond market has been volatile in the last six months. Traders have been reacting to reports of growth in the economy and a tightening labor market, leading to an overall increase in yields.

 . Management has increased the Fund's holdings in the hospital sector because the partnerships and mergers among the large, successful facilities have made this sector more attractive.

 . The Fund also has more low-coupon holdings, which were added to offset existing holdings of high-coupon bonds. This "barbell"structure helps improve performance in varying market conditions.


The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1997, the Fund had a total return of 1.5%./1/

 . This return resulted from a decrease in net asset value per share to $10.24 on March 31, 1997 from $10.33 on September 30, 1996, and the reinvestment of $0.244 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.24 per share, the Fund's distribution rate on March 31, 1997 was 4.79%.

 . To equal 4.79% in a taxable investment, a couple in the 43.68% combined federal and state tax bracket would need a yield of 8.50%.

Your Investment at Work
--------------------------------------------------------------------------------
   Massachusetts Health and Educational Facilities Authority Revenue Bonds - Amherst College

 . This bond issue financed the capital maintenance, repairs, and renovations to several facilities owned by Amherst College.

 . The college, a highly regarded educational institution founded in 1821, offers a rigorous liberal arts curriculum to approximately 1,570 students from virtually every state in the nation and many foreign countries.

 . Proceeds have helped finance projects such as utility systems upgrades, roof repairs, dormitory renovations, and the resurfacing of campus roadways.


/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.

/5/ Private insurance does not remove the interest rate risks that are associated with these investments.
--------------------------------------------------------------------------------

Fund Information
as of March 31, 1997

Performance/3/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One Year                                                         4.3%

Life of Fund (4/18/91)                                           6.4


SEC Average Annual Total Returns (including maximum applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        -0.7%

Life of Fund (4/18/91)                                           6.2


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

Housing                                                         14.9%

Hospitals                                                       13.8%

Transportation                                                  10.7%

Water and sewer                                                 10.4%

Insured hospitals                                                7.8%/5/


Portfolio Overview/4/
--------------------------------------------------------------------------------
Number of Issues                                                  86

Average Maturity                                            22.7 Yrs.

Effective Maturity                                          12.8 Yrs.

Average Rating                                                     A

Average Call                                                 6.9 Yrs.

Average Dollar Price                                          $97.05

EV Marathon Mississippi Municipals Fund as of March 31, 1997

INVESTMENT UPDATE

[PHOTO OMITTED]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Mississippi's economy is heavily dependent on manufacturing, which has been strong in recent years, but is subject to cyclical economic downturns. Fortunately, the state has diversified into services, especially gaming. Since 1992, over 50,000 jobs in the gaming industry have been created.

 . Employment growth in the manufacturing and services sectors helped lower the state's unemployment rate to 5.4% in December, 1996 from 10.3% in 1985.

 . Despite the cyclical nature of Mississippi's manufacturing-based economy, conservative financial management has kept the state in solid fiscal condition.

 . Mississippi has taken several pro-active steps to improve its economy and the welfare of its residents. The state has initiated several economic development programs to attract new businesses, and in 1996 committed over $36 million for educational improvements.

Management Update
--------------------------------------------------------------------------------
 .  In Mississippi, as in the bond market generally, issuance has been low.
   Industrial revenue bonds, which we favor, have been hard to find. As a result, we have used our research capabilities to find higher-yielding issues in other sectors, such as housing and education.

 . University and education bonds have been prominent in Mississippi during the past several months. This emphasis on education can only help the state's economic competitiveness in the future.

 . The economy has been strong in Mississippi, especially in the gaming industry, and the state is managing the increasing revenues conservatively. As a result, general obligations issues are highly rated.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1997, the Fund had a total return of 2.4%./1/

 . This return resulted from an increase in net asset value per share to $9.62 on March 31, 1997 from $9.61 on September 30, 1996, and the reinvestment of $0.217 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.62 per share, the Fund's distribution rate on March 31, 1997 was 4.53%.

 . To equal 4.53% in a taxable investment, a couple in the 39.20% combined federal and state tax bracket would need a yield of 7.45%.


Your Investment at Work
--------------------------------------------------------------------------------
   University of Mississippi Revenue Bonds --
   Vaught-Hemingway Stadium Project

 .  This project consists of significant improvements to the Vaught-Hemingway
   Stadium at the University of Mississippi in Oxford.

 .  Improvements will include the addition of 20 seating rows, accommodating
   8,000; two new handicapped-accessible concourse areas with concessions and rest rooms; a new covered upper deck for luxury seating; and four new elevators.

 . The university, founded in 1844, had 10,280 students enrolled in 1996, with 627 faculty members.

 .  The bonds are insured by AMBAC Indemnity Corp./5/


--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ Apportion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.

/5/ Private insurance does not remove the interest rate risks that are associated with these investments.
--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997

Performance/3/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                   5.8%

Life of Fund (6/11/93)     3.9


SEC Average Annual Total Returns (including maximum applicable CDSC)
--------------------------------------------------------------------------------
One Year                   0.8%

Life of Fund (6/11/93)     3.2


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

Insured hospitals              17.2%/5/

Housing                        13.1%

Industrial development rev
pollution control              11.8%

Lease/certificates of
participation                   8.6%

Utilities                       8.0%

Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues            35

Average Maturity     21.2 Yrs.

Effective Maturity   12.8 Yrs.

Average Rating             Aa-

Average Call          9.6 Yrs.

Average Dollar Price   $101.53

EV Marathon New York Municipals Fund as of March 31, 1997

INVESTMENT UPDATE


[PHOTO OMITTED]
Nicole Anderes,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . The tremendous bull market for equity securities has propelled New York's economy. The tax revenues generated from capital gains and bonus payments in the financial services industry contributed significantly to a projected $1.3 billion cash surplus at the end of fiscal 1997.

 . Despite the tax revenue windfall, New York has kept its spending under control. Spending reductions, especially in the area of Medicaid, contributed an estimated $290 million to the $1.3 billion cash surplus projected for FY 1997.

 . The state's economy is diversified among several high-paying economic sectors including services, government, finance, insurance and real estate -- which contributed to a per capita income that exceeded the national average by almost 20% last year.

 . The fiscal 1998 budget proposed by Governor Pataki contains a similar mix of tax reductions and spending restraints shown in budgets for the past two years. However, Wall Street profits cannot be counted on to solve the tough fiscal problems facing the state.

Management Update
--------------------------------------------------------------------------------
 .  Last fall, we had the good fortune to find two well-structured new issues.
   Both had low coupons and '07 calls, which significantly improved the structure of the Portfolio.

 . In the market sell-off that began in January, 1997, we made some extension trades which increased the intrinsic value of the Fund's non-callable holdings.

 . In February of this year, we purchased a sizeable position of high-yielding bonds in the housing sector that have relatively low prepayment and interest rate risk characteristics.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1997, the Fund had a total return of 1.7%./1/

 . This return resulted from a decrease in net asset value per share to $10.86 on March 31, 1997 from $10.93 on September 30, 1996, and the reinvestment of $0.255 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.86 per share, the Fund's distribution rate on March 31, 1997 was 4.67%.

 . To equal 4.67% in a taxable investment, a couple in the 40.38% combined federal and state tax bracket would need a yield of 7.83%.

Your Investment at Work
--------------------------------------------------------------------------------
   State of New York Mortgage Agency
   Homeowner Mortgage Revenue Bonds

 . The proceeds from this bond issue have been used to finance mortgages for one-to-four-family residences and residential condominiums in the State of New York.

 . The Agency requires that mortgagors be individuals with good credit histories, and have the intention of using the properties as their principal residences.

 .  Discovered through in-depth research, this particular bond issue represents an excellent "total return" opportunity for shareholders. The bonds carry low prepayment risk, have high earning ability, and have strong potential for appreciation.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                         4.8%

Life of Fund (8/30/90)                                           7.5


SEC Average Annual Total Returns (including maximum applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        -0.2%

Life of Fund (8/30/90)                                           7.5


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

Hospitals              18.2%

Education              16.3%

Special tax revenue    12.5%

Lease revenue          12.2%


Escrowed                7.1%

Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues             137
Average Maturity       19.8 Yrs.
Effective Maturity     13.4 Yrs.
Average Rating                A+
Average Call           10.3 Yrs.
Average Dollar Price      $99.38

EV Marathon Ohio Municipals Fund as of March 31, 1997

INVESTMENT UPDATE

[PHOTO OMITTED]

Thomas J. Fetter,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Ohio's manufacturing sector is still the dominant force in the state's economy, and the sector's recent strength has contributed to the state's growth. In 1995, manufacturing employment accounted for 21.1% of the state's total employment, versus 15.9% for the U.S.

 . Recently, Ohio has benefited from an expanding services sector, which has helped to balance the state's traditional reliance on manufacturing.

 .  Unemployment was 5.0% in January, 1997, unchanged from the previous month.
   New jobs increased in January by 89,000.

 . The growth of Ohio's economy over the past several years has led to a significant increase in reserves in the state's general revenue fund, which in June, 1996 totalled $1.6 billion. With an increase in reserves, the state recently pushed through a $400 million income tax reduction.


Management Update
--------------------------------------------------------------------------------
 . In the Ohio Fund, we have been increasing our holdings in the hospital sector, where there are high-quality credits that are attractively priced.

 . We anticipate that hospitals in Ohio will follow the industry trend towards consolidation. If this proves correct, prices should rise accordingly, helping the Fund's total return. In the mean time, it is a very good sector to be in.

 . We have also added to the Fund's low-coupon holdings to offset existing holdings of high-coupon bonds. This "barbell"structure helps improve performance in varying market conditions.


The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1997, the Fund had a total return of 1.9%./1/

 . This return resulted from a decrease in net asset value per share to $10.55 on March 31, 1997 from $10.59 on September 30, 1996, and the reinvestment of $0.241 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.55 per share, the Fund's distribution rate on March 31, 1997 was 4.60%.

 . To equal 4.60% in a taxable investment, a couple in the 40.80% combined federal and state tax bracket would need a yield of 7.77%.


Your Investment at Work
--------------------------------------------------------------------------------
   City of North Canton Health Care Revenue Bonds - Waterford at St. Luke
   Project

 . The project financed by this bond issue consisted of constructing 68 residential retirement living units. The complex is affiliated with the St. Luke Lutheran Home for the Aging.

 . The residential units are connected to a general lobby area, lounges, dining facilities, a reading room, a beauty shop, and an activity room.

 . St. Luke Lutheran Home for the Aging, located in North Canton, Ohio, was founded in 1954 to provide retirement living, health care and related services.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/4/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.
/5/ Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997

Performance/3/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                 4.8%
Life of Fund (4/18/91)                                                   6.6


SEC Average Annual Total Returns (including maximum applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                -0.2%
Life of Fund (4/18/91)                                                   6.5


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

Hospital                                                                22.8%
Insured hospitals                                                       12.6%/5/
Industrial development revenue/pollution control                        12.6%
Housing                                                                 11.4%
General obligations                                                      6.3%


Portfolio Overview/4/
--------------------------------------------------------------------------------
Number of Issues                                                            113
Average Maturity                                                       19.9 Yrs.
Effective Maturity                                                     11.1 Yrs.
Average Rating                                                               A+
Average Call                                                            6.7 Yrs.
Average Dollar Price                                                    $100.39


EV Marathon Rhode Island Municipals Fund as of March 31, 1997

INVESTMENT UPDATE

[PHOTO OMITTED]
Nicole Anderes,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . Since the mid-1980s, Rhode Island's economy has become more reliant on the services sector. Manufacturing employment has declined to 21% of all jobs, down from over 23% in the 1980s, while services employment has grown to over 30% of the total.

 . The growth in the services sector -- led primarily by financial companies such as Fleet Bank and Fidelity Mutual Funds -- should help the state weather economic cycles more easily.

 . After a difficult financial period in the early 1990's in which reserves had been depleted, Rhode Island state created the Depositors Economic Protection Corp. (DEPCO) to aid failing banks. The state also curbed government spending and implemented a five-year capital plan to reduce overall debt.

 . The unemployment rate declined to 5.2% in December, 1996 from 6.9% in December, 1995. Employment is expected to grow modestly through the end of the decade.

Management Update
--------------------------------------------------------------------------------
 . In Rhode Island, bond issuance picked up towards the end of 1996. Using our research staff, we made two significant purchases before year-end - a non-rated nursing home issue and an "A-"rated hospital bond. Both purchases added yield, which has been difficult to find in the market environment.

 . During the market sell-off that began in January, 1997, we took advantage of opportunities to purchase non-callable bonds for the Fund. These have significant total return potential.

 . As always, we have continued to increase the Fund's call protection, which is instrumental in preserving net asset value and increasing total return opportunities.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1997, the Fund had a total return of 1.5%./1/

 . This return resulted from a decrease in net asset value per share to $9.44 on March 31, 1997 from $9.51 on September 30, 1996, and the reinvestment of $0.218 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.44 per share, the Fund's distribution rate on March 31, 1997 was 4.52%.

 . To equal 4.52% in a taxable investment, a couple in the 42.34% combined federal and state tax bracket would need a yield of 7.84%.

Your Investment at Work
--------------------------------------------------------------------------------
   Rhode Island Health and Educational Building Corp. Hospital Revenue Bonds - South County Hospital

 . These bonds will help refinance previous issues, pay for new projects, and fund a debt service reserve for the hospital.

 . Projects financed by this issue include a new medical office building for the hospital's pulmonary and cardiac rehabilitation out-patient programs.

 . The hospital, a non-profit, multi-discipline acute care facility, serves a population of 93,000 year-round residents (rising to over 130,000 in the summer). It is located in the Narragansett/South Kingston area.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.

/5/ Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                5.0%

Life of Fund (6/11/93)                                                  3.6

SEC Average Annual Total Returns (including maximum applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                0.0%

Life of Fund (6/11/93)                                                  2.9

5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

Housing                              17.4%

Insured general obligations          16.9%/5/

Insured special tax                  13.0%/5/

Hospitals                            11.9%

Insured housing                       8.3%/5/

Portfolio Overview/4/
--------------------------------------------------------------------------------

Number of Issues                        40

Average Maturity                 21.7 Yrs.

Effective Maturity               15.8 Yrs.

Average Rating                          AA

Average Call                      8.3 Yrs.

Average Dollar Price                $98.19

EV Marathon West Virginia Municipals Fund as of March 31, 1997

INVESTMENT UPDATE

[PHOTO OMITTED]

Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . West Virginia's economy is in solid condition. Its population has been increasing since 1990, and job growth in construction, services, and manufacturing has more than offset declines in mining employment.

 . The services sector has led West Virginia's job gains, posting an average annual growth rate of 4.6% since 1990.

 .  The unemployment rate was at a 16-year low of 7.5% in February, 1997.

 . Tax revenues, which increased by over 7% annually from 1993 to 1995, continue to grow at a healthy rate. As a result, West Virginia had increased its reserves to $70 million by August, 1996, with the additional help of conservative fiscal management policies.

Management Update
--------------------------------------------------------------------------------
 . During the past six months, the bond market has been marked by increasing volatility. Investors have been split into two camps: one, which feels growth will ultimately slow to become more aligned with low inflation; and another, which feels that inflation will increase because of the economy's continued strength.

 . Since mid-summer, 1996, management has been taking a more defensive posture, preparing for the possibility of further Federal Reserve interest rate increases. We have increased holdings of well-structured insured issues, which have good performance characteristics.

 . To improve portfolio structure, we have sold current coupon bonds and bonds with shorter call features. To meet occasional cash needs, we have sold Puerto Rico bonds, which are easily replaceable.


The Fund
--------------------------------------------------------------------------------
 . During the six months ended March 31, 1997, the Fund had a total return of 1.7%./1/

 . This return resulted from a decrease in net asset value per share to $9.57 on March 31, 1997 from $9.62 on September 30, 1996, and the reinvestment of $0.210 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.57 per share, the Fund's distribution rate on March 31, 1997 was 4.40%.

 . To equal 4.40% in a taxable investment, a couple in the 40.16% combined federal and state tax bracket would need a yield of 7.35%.


Your Investment at Work
--------------------------------------------------------------------------------
   City of Williamson, West Virginia Waterworks and Sewer System Revenue Refunding Bonds

 . Proceeds of this bond issue will refinance a 1986 issue, which had funded significant improvements to Williamson's sewer system.

 . The system consists of 22 miles of sewer lines and serves over 4,200 persons in the greater Williamson area. Begun in 1960, it contains storm, sanitary and combined sewers. A primary treatment plant was built in 1964; additions and improvements have been made continuously since 1987.

 .  These bonds are insured by AMBAC Indemnity Corp./5/

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 5% contingent deferred sales charge (CDSC).

/2/ Aportion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/4/ Based on market value as of 3/31/97. May not represent the Portfolio's current or future investments.

/5/ Private insurance does not remove the interest rate risks that are associated with these investments.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                             4.8%
Life of Fund (6/11/93)                                               3.8


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                            -0.2%
Life of Fund (6/11/93)                                               3.1


5 Largest Sectors/4/
--------------------------------------------------------------------------------
By total investments

Industrial development revenue/pollution control                    18.0%
Insured water & sewer                                               17.0%/5/
Insured hospitals                                                   13.2%/5/
Utilities                                                           12.1%
Hospitals                                                            9.9%


Portfolio Overview/4/
--------------------------------------------------------------------------------
Number of Issues                                                      40
Average Maturity                                               22.4 Yrs.
Effective Maturity                                             15.0 Yrs.
Average Rating                                                       AA-
Average Call                                                    7.8 Yrs.
Average Dollar Price                                              $97.25


EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of March 31, 1997

                                                      Marathon              Marathon           Marathon               Marathon
                                                   California Fund        Florida Fund     Massachusetts Fund     Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --

    Identified cost                                 $311,531,869            $532,230,493       $236,256,940         $21,423,847

    Unrealized appreciation                           21,268,863              19,158,032         12,173,541           1,157,662
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)                $332,800,732            $551,388,525       $248,430,481         $22,581,509
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                     $    196,738            $     21,454       $     47,998         $       467

Deferred organization expenses (Note 1D)                      --                      --                 --               1,344
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                        $332,997,470            $551,409,979       $248,478,479         $22,583,320
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                               $    609,480            $  1,006,364       $    451,670         $    39,305

Payable for Fund shares redeemed                       1,209,228               1,507,633            918,807              24,742

Payable to affiliate for Trustees' fees (Note 4)             791                     800                791                  40

Accrued expenses                                         229,786                 347,418            139,762              13,288
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   $  2,049,285            $  2,862,215       $  1,511,030         $    77,375
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                          $330,948,185            $548,547,764       $246,967,449         $22,505,945
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                     $339,604,295            $548,122,386       $251,237,318         $23,321,931

Accumulated net realized loss from
    portfolio (computed on basis of
    identified cost)                                 (29,422,738)            (17,501,365)       (15,949,811)         (2,037,227)

Accumulated undistributed (distributions in
    excess of) net investment income                    (502,235)             (1,231,289)          (493,599)             63,579

Net unrealized appreciation of
    investments (computed on basis of
    identified cost)                                  21,268,863              19,158,032         12,173,541           1,157,662
------------------------------------------------------------------------------------------------------------------------------------
Total                                               $330,948,185            $548,547,764       $246,967,449         $22,505,945
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                      34,755,042              51,652,585         24,129,382           2,339,301
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption

Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial
    interest outstanding)                           $       9.52            $      10.62       $      10.24         $      9.62
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities


As of March 31, 1997

                                                          Marathon       Marathon          Marathon             Marathon
                                                       New York Fund     Ohio Fund    Rhode Island Fund    West Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --

    Identified cost                                      $520,427,412    $263,440,381     $ 37,204,215       $ 34,494,651

    Unrealized appreciation                                23,828,447      10,131,451          440,499            567,033
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)                     $544,255,859    $273,571,832     $ 37,644,714       $ 35,061,684
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                          $    282,731    $    121,735     $    103,486       $     21,350

Deferred organization expenses (Note 1D)                           --              --              173              1,415
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             $544,538,590    $273,693,567     $ 37,748,373       $ 35,084,449
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                    $    974,987    $    515,771     $     69,782       $     59,122

Payable for Fund shares redeemed                            1,195,725         482,107          218,526             14,562

Payable to affiliate for Trustees' fees (Note 4)                  791             800               40                 --

Accrued expenses                                              281,374         162,374           17,885             23,598
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                        $  2,452,877    $  1,161,052     $    306,233       $     97,282
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                               $542,085,713    $272,532,515     $ 37,442,140       $ 34,987,167
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                          $532,328,879    $267,134,356     $ 38,816,889       $ 36,251,928

Accumulated net realized loss from portfolio
    (computed on basis of identified cost)                (12,861,805)     (4,926,575)      (1,753,938)        (1,759,405)

Accumulated undistributed (distributions in excess
    of) net investment income                              (1,209,808)        193,283          (61,310)           (72,389)

Net unrealized appreciation of investments
    (computed on basis of identified cost)                 23,828,447      10,131,451          440,499            567,033
------------------------------------------------------------------------------------------------------------------------------------
Total                                                    $542,085,713    $272,532,515     $ 37,442,140       $ 34,987,167
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                           49,935,095      25,829,574        3,968,152          3,654,607
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest
    outstanding)                                         $      10.86    $      10.55     $       9.44       $       9.57
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 1997

                                                              Marathon        Marathon         Marathon            Marathon
                                                          California Fund   Florida Fund   Massachusetts Fund   Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                    $ 11,209,903    $ 17,797,787     $ 8,217,914         $  700,844

Expenses allocated from Portfolio                               (997,532)     (1,429,030)       (716,768)           (51,903)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                        $ 10,212,371    $ 16,368,757     $ 7,501,146         $  648,941
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                   $      1,582    $      1,591     $     1,582         $       79

Custodian fee (Note 1G)                                           12,500          12,500          10,735              1,663

Distribution fees (Note 5)                                     1,717,368       2,779,483       1,217,746            107,103

Transfer and dividend disbursing agent fees                      137,708         185,785          80,319              7,494

Printing and postage                                              37,714          30,345          30,397              7,040

Legal and accounting services                                     11,757          11,457          11,986             11,865

Registration fees                                                  2,325           6,885           1,017                 --

Amortization of organization expenses (Note 1D)                       --              --              --              2,909

Miscellaneous                                                     19,331          73,379          32,337              2,726
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                              $  1,940,285    $  3,101,425     $ 1,386,119         $  140,879
------------------------------------------------------------------------------------------------------------------------------------

Less Allocations --

    Reduction of custodian fee (Note 1G)                    $         --    $     12,500     $        --         $       --
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                    $         --    $     12,500     $        --         $       --
------------------------------------------------------------------------------------------------------------------------------------


Net expenses                                                $  1,940,285    $  3,088,925     $ 1,386,119         $  140,879
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                                       $  8,272,086    $ 13,279,832     $ 6,115,027         $  508,062
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --

    Investment transactions (identified cost basis)         $  5,233,718    $ 10,034,699     $ 3,456,630         $  172,857

    Financial futures contracts                               (1,470,797)     (3,794,115)     (1,700,276)          (102,882)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                $  3,762,921    $  6,240,584     $ 1,756,354         $   69,975
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --

    Investment transactions                                 $ (4,586,010)   $(15,408,041)    $(4,266,245)        $  (56,126)

    Financial futures contracts                                  631,714       1,400,326         415,106             42,326
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                          $ (3,954,296)   $(14,007,715)    $(3,851,139)        $  (13,800)
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain (loss) on investments      $   (191,375)   $ (7,767,131)    $(2,094,785)        $   56,175
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                  $  8,080,711    $  5,512,701     $ 4,020,242         $  564,237
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 1997

                                                           Marathon         Marathon       Marathon          Marathon
                                                         New York Fund     Ohio Fund   Rhode Island Fund  West Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $ 17,709,852    $ 8,872,119     $1,145,315        $1,076,360

Expenses allocated from Portfolio                           (1,581,300)      (774,657)       (57,112)          (70,726)
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $ 16,128,552    $ 8,097,462     $1,088,203        $1,005,634
-----------------------------------------------------------------------------------------------------------------------------------

Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $      1,582    $     1,591     $       79        $       39

Custodian fee                                                   12,500         10,856          1,680             1,751

Distribution fees (Note 5)                                   2,670,108      1,337,810        178,355           171,618

Transfer and dividend disbursing agent fees                    179,208         99,418         14,434            16,254

Printing and postage                                            61,348         35,272          7,894             7,848

Legal and accounting services                                   15,244         11,796          9,996            10,367

Registration fees                                                  345          1,535             --                --

Amortization of organization expenses (Note 1D)                     --             --          2,301             1,906

Miscellaneous                                                   49,809         19,298          2,890             3,520
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $  2,990,144    $ 1,517,576     $  217,629        $  213,303
-----------------------------------------------------------------------------------------------------------------------------------


Net investment income                                     $ 13,138,408    $ 6,579,886     $  870,574        $  792,331
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --

    Investment transactions (identified cost basis)       $  8,203,535    $ 2,148,951     $  177,332        $  145,912

    Financial futures contracts                             (1,686,984)    (1,025,508)      (147,619)         (239,082)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions       $  6,516,551    $ 1,123,443     $   29,713        $  (93,170)
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --

    Investment transactions                               $(11,026,595)   $(2,621,483)    $ (416,015)       $ (158,503)

    Financial futures contracts                              1,216,106        481,154         98,647           106,768
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                        $ (9,810,489)   $(2,140,329)    $ (317,368)       $  (51,735)
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized loss on investments           $ (3,293,938)   $(1,016,886)    $ (287,655)       $ (144,905)
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                $  9,844,470    $ 5,563,000     $  582,919        $  647,426
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statments

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 1997


                                                                 Marathon       Marathon        Marathon           Marathon
Increase (Decrease) in Net Assets                             California Fund  Florida Fund  Massachusetts Fund  Mississippi Fund
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                    $  8,272,086     $  13,279,832   $   6,115,027       $    508,062

    Net realized gain on investment transactions                3,762,921         6,240,584       1,756,354             69,975

     Net change in unrealized appreciation
        (depreciation) of investments                          (3,954,296)      (14,007,715)     (3,851,139)           (13,800)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $  8,080,711     $   5,512,701   $   4,020,242       $    564,237
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --

    From net investment income                               $ (8,272,086)    $ (13,254,832)  $  (6,115,027)      $   (510,062)

    In excess of net investment income                           (118,228)         (467,803)         (7,063)           (13,356)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                          $ (8,390,314)    $ (13,722,635)  $  (6,122,090)      $   (523,418)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3) --
    Proceeds from sale of shares                             $  8,784,333     $  17,005,703   $   4,987,510       $    582,459

    Net asset value of shares issued to
        shareholders in payment
        of distributions declared                               3,340,481         4,586,069       2,955,746            236,382

    Cost of shares redeemed                                   (42,122,414)      (77,272,413)    (26,272,315)        (2,216,102)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund
    share transactions                                       $(29,997,600)    $ (55,680,641)  $ (18,329,059)      $ (1,397,261)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                   $(30,307,203)    $ (63,890,575)  $ (20,430,907)      $ (1,356,442)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                       $361,255,388     $ 612,438,339   $ 267,398,356       $ 23,862,387
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                             $330,948,185     $ 548,547,764   $ 246,967,449       $ 22,505,945
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                             $   (502,235)    $  (1,231,289)  $    (493,599)      $     63,579
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 1997


                                                            Marathon         Marathon          Marathon              Marathon
Increase (Decrease) in Net Assets                        New York Fund      Ohio Fund     Rhode Island Fund     West Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --

    Net investment income                                $ 13,138,408     $  6,579,886      $    870,574        $    792,331

    Net realized gain (loss) on investment                  6,516,551        1,123,443            29,713             (93,170)
        transactions

    Net change in unrealized appreciation
        (depreciation) of investments                      (9,810,489)      (2,140,329)         (317,368)            (51,735)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations               $  9,844,470     $  5,563,000      $    582,919        $    647,426
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --

    From net investment income                           $(13,138,408)    $ (6,478,192)     $   (870,575)       $   (792,331)

    In excess of net investment income                       (149,958)              --           (13,808)             (9,633)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                      $(13,288,366)    $ (6,478,192)     $   (884,383)       $   (801,964)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 3) --

    Proceeds from sale of shares                         $ 14,185,370     $  4,927,717      $  2,013,111        $    704,373

    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                            7,130,754        3,337,811           494,384             395,847

    Cost of shares redeemed                               (66,183,835)     (24,647,213)       (4,252,242)         (3,666,775)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                         $(44,867,711)    $(16,381,685)     $ (1,744,747)       $ (2,566,555)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                               $(48,311,607)    $(17,296,877)     $ (2,046,211)       $ (2,721,093)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                   $590,397,320     $289,829,392      $ 39,488,351        $ 37,708,260
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                         $542,085,713     $272,532,515      $ 37,442,140        $ 34,987,167
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                         $ (1,209,808)    $    193,283      $    (61,310)       $    (72,389)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                               Marathon          Marathon          Marathon            Marathon
Increase (Decrease) in Net Assets                          California Fund     Florida Fund   Massachusetts Fund   Mississippi Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --

    Net investment income                                   $  18,702,103     $  31,052,406      $  13,406,177        $  1,188,292

    Net realized gain (loss) on investment
        transactions                                            4,469,775         5,713,838          3,059,381             281,150

    Change in unrealized appreciation
        (depreciation) of investments                           1,380,607          (597,568)        (1,225,658)            118,573
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $  24,552,485     $  36,168,676      $  15,239,900        $  1,588,015
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --

    From net investment income                              $ (18,702,103)    $ (31,052,406)     $ (13,406,177)       $ (1,176,419)

    In excess of net investment income                           (150,927)         (388,812)          (124,890)                  --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $ (18,853,030)    $ (31,441,218)     $ (13,531,067)       $ (1,176,419)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest  (Note 3) --

    Proceeds from sale of shares                            $  14,364,623     $  31,471,588      $  10,470,142        $  1,147,571

    Net asset value of shares issued to
        shareholders in payment of
        distributions declared                                  7,648,806        10,725,263          6,731,883             583,144

    Cost of shares redeemed                                   (68,108,448)     (136,050,959)       (42,626,250)         (5,036,066)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund
  share transactions                                        $ (46,095,019)    $ (93,854,108)     $ (25,424,225)       $ (3,305,351)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                  $ (40,395,564)    $ (89,126,650)     $ (23,715,392)       $ (2,893,755)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $ 401,650,952     $ 701,564,989      $ 291,113,748        $ 26,756,142
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                              $ 361,255,388     $ 612,438,339      $ 267,398,356        $ 23,862,387
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                              $    (384,007)    $    (788,486)     $    (486,536)       $     78,935
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                                 Marathon       Marathon         Marathon            Marathon
Increase (Decrease) in Net Assets                             New York Fund    Ohio Fund     Rhode Island Fund  West Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --

     Net investment income                                     $  28,899,389    $ 14,194,475    $   1,851,536     $   1,659,387

     Net realized gain (loss) on investment transactions           3,977,435       2,116,503          (81,742)         (111,842)

     Change in unrealized appreciation (depreciation)
         of investments                                            2,584,919         271,971          613,745           757,250
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                     $  35,461,743    $ 16,582,949    $   2,383,539     $   2,304,795
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --

     From net investment income                                $ (28,899,389)   $(13,947,604)   $  (1,866,993)    $  (1,688,413)

     In excess of net investment income                             (793,280)             --          (47,501)          (79,077)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                            $ (29,692,669)   $(13,947,604)   $  (1,914,494)    $  (1,767,490)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --

     Proceeds from sale of shares                              $  29,846,069    $  9,879,816    $   4,840,839     $   2,392,100

     Net asset value of shares issued to shareholders
         in payment of distributions declared                     16,138,017       7,416,302        1,150,335           915,278

     Cost of shares redeemed                                    (101,960,405)    (45,992,969)      (6,835,424)       (5,705,484)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions        $ (55,976,319)   $(28,696,851)   $    (844,250)    $  (2,398,106)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                     $ (50,207,245)   $(26,061,506)   $    (375,205)    $  (1,860,801)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                           $ 640,604,565    $315,890,898    $  39,863,556     $  39,569,061
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                 $ 590,397,320    $289,829,392    $  39,488,351     $  37,708,260
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                 $  (1,059,850)   $     91,589    $     (47,501)    $     (62,756)
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                 Marathon California Fund
                                                            --------------------------------------------------------------
                                                                                              Year Ended
                                                             Six Months        -------------------------------------------
                                                             Ended                           September 30,
                                                             March 31, 1997    -------------------------------------------
                                                             (Unaudited)              1996         1995            1994*
--------------------------------------------------------------------------------------------------------------------------

Net asset value --  Beginning of period                      $     9.540       $     9.410    $    9.290     $    9.560
--------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $     0.226       $     0.464    $    0.475     $    0.240

Net realized and unrealized gain (loss) on investments            (0.016)            0.135         0.253         (0.234)
--------------------------------------------------------------------------------------------------------------------------

Total income from operations                                 $     0.210       $     0.599    $    0.728     $    0.006
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $    (0.227)      $    (0.465)   $   (0.475)    $   (0.240)

In excess of net investment income                                (0.003)           (0.004)       (0.016)        (0.036)

From net realized gain on investments                                 --                --            --             --

In excess of net realized gain on investments                         --                --        (0.117)            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.230)      $    (0.469)   $   (0.608)    $   (0.276)
--------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of period                             $     9.520       $     9.540    $    9.410     $    9.290
--------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   2.21%             6.49%         8.30%          0.06%
--------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $   330,948       $   361,255    $  401,742     $  439,591

Ratio of net expenses to average daily net assets/(2)//(3)/         1.69%+            1.66%         1.65%          1.63%+

Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                  1.68%+            1.65%         1.64%            --

Ratio of net investment income to average daily net assets          4.74%+            4.87%         5.19%          5.06%+

Portfolio Turnover/(4)/                                               --                --            --             --
--------------------------------------------------------------------------------------------------------------------------

                                                                                 Marathon California Fund
                                                              ------------------------------------------------------------
                                                                                        Year Ended
                                                              ------------------------------------------------------------
                                                                             March 31,                     September 30,
                                                              ----------------------------------------   -----------------
                                                                    1994           1993          1992**         1991
--------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period                       $    10.200    $     9.850    $   10.000     $    9.570
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $     0.480    $     0.509    $    0.264     $    0.533

Net realized and unrealized gain (loss) on investments             (0.395)         0.524        (0.100)         0.544
--------------------------------------------------------------------------------------------------------------------------
Total income from operations                                  $     0.085    $     1.033    $    0.164     $    1.077
--------------------------------------------------------------------------------------------------------------------------


Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $    (0.480)   $    (0.509)   $   (0.264)    $   (0.533)

In excess of net investment income                                 (0.092)        (0.115)       (0.050)        (0.114)

From net realized gain on investments                              (0.153)        (0.059)           --             --

In excess of net realized gain on investments                          --             --            --             --
--------------------------------------------------------------------------------------------------------------------------

Total distributions                                           $    (0.725)   $    (0.683)   $   (0.314)    $   (0.647)
--------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                              $     9.560    $    10.200    $    9.850     $   10.000
--------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                    0.55%         10.82%         3.29%         11.59%
--------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000 omitted)                       $   463,414    $   438,938    $  362,597     $  353,990

Ratio of net expenses to average daily net assets/(2)//(3)/          1.67%          1.84%         1.87%+         1.90%

Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                     --             --            --             --

Ratio of net investment income to average daily net assets           4.64%          5.05%         5.28%+         5.42%


Portfolio Turnover/(4)/                                                 5%           139%           65%            36%
--------------------------------------------------------------------------------------------------------------------------

+      Annualized.

* For the six months ended September 30, 1994. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1994.

** For the six months ended March 31, 1992. The Fund changed its year end from September 30 to March 31, effective March 31, 1992.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                         Marathon Florida Fund
                                                           -------------------------------------------------------------------------
                                                           Six Months
                                                           Ended                               Year Ended September 30,
                                                           March 31, 1997    -------------------------------------------------------
                                                           (Unaudited)        1996        1995        1994       1993      1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--  Beginning of period                        $  10.780      $ 10.720    $ 10.270    $ 11.700   $ 10.940  $ 10.690
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $   0.241      $  0.505    $  0.514    $  0.514   $  0.516  $  0.541

Net realized and unrealized gain (loss) on investments           (0.150)        0.067       0.469      (1.228)     1.040     0.434
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $   0.091      $  0.572    $  0.983    $ (0.714)  $  1.556  $  0.975
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $  (0.242)     $ (0.506)   $ (0.514)   $ (0.514)  $ (0.516) $ (0.541)

In excess of net investment income                               (0.009)       (0.006)     (0.019)     (0.082)    (0.121)   (0.127)

From net realized gain on investments                                --            --          --          --     (0.159)   (0.057)

In excess of net realized gain on investments                        --            --          --      (0.120)        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.251)     $ (0.512)   $ (0.533)   $ (0.716)  $ (0.796) $ (0.725)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of period                               $  10.620      $ 10.780    $ 10.720    $ 10.270   $ 11.700  $ 10.940
------------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                  0.83%         5.43%       9.90%      (6.34)     14.85%     9.41%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                       $ 548,548      $612,438    $701,565    $760,867   $776,856  $463,279

Ratio of net expenses to average daily net assets/(2)//(3)/        1.58%+        1.55%       1.54%       1.44%      1.53%     1.64%

Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                 1.54%+        1.52%       1.51%         --         --        --

Ratio of net investment income to average daily net assets         4.53%+        4.67%       4.97%       4.70%      4.54%     4.91%

Portfolio Turnover/(4)/                                              --            --          --          --          9%       95%

------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights



                                                                                    Marathon Massachusetts Fund
                                                            ------------------------------------------------------------------------
                                                            Six Months
                                                            Ended                             Year Ended September 30,
                                                            March 31, 1997     -----------------------------------------------------
                                                            (Unaudited)         1996       1995       1994        1993      1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--  Beginning of period                       $  10.330       $  10.270  $   9.990  $  11.250   $  10.640  $  10.250
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $   0.242       $   0.491  $   0.499  $   0.505   $   0.514  $   0.526

Net realized and unrealized gain (loss) on investments          (0.088)          0.066      0.307     (1.108)      0.784      0.556
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $   0.154       $   0.557  $   0.806  $  (0.603)  $   1.298  $   1.082
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $  (0.244)      $  (0.492) $ (0.499)  $  (0.505)  $  (0.514) $  (0.526)

In excess of net investment income                                 --*          (0.005)   (0.027)     (0.087)     (0.116)    (0.142)

From net realized gain on investments                              --               --        --          --      (0.058)    (0.024)

In excess of net realized gain on investments                      --               --        --      (0.065)         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.244)      $  (0.497) $ (0.526)  $  (0.657)  $  (0.688) $  (0.692)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of period                              $  10.240       $  10.330  $ 10.270   $   9.990   $  11.250  $  10.640
------------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                 1.48%           5.53%     8.38%      (5.57)%     12.67%     10.88%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                      $ 246,967       $ 267,398  $291,114   $ 295,011   $ 286,801  $ 165,964

Ratio of net expenses to average daily net assets/(2)//(3)/       1.63%+          1.59%     1.58%       1.50%       1.58%      1.64%

Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                1.62%+          1.58%     1.56%         --          --         --

Ratio of net investment income to average daily net assets        4.72%+          4.75%     5.00%       4.75%       4.69%      4.85%


Portfolio Turnover/(4)/                                             --              --        --          --          27%        72%
------------------------------------------------------------------------------------------------------------------------------------


+     Annualized.

* Distributions in excess of net investment income were less than $0.001 per share.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights



                                                                                      Marathon Mississippi Fund
                                                                -------------------------------------------------------------------
                                                                Six Months
                                                                Ended                          Year Ended September 30,
                                                                March 31, 1997   --------------------------------------------------
                                                                (Unaudited)         1996       1995          1994       1993*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                               $   9.610   $   9.480   $   9.110     $  10.260   $  10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                $   0.212   $   0.451   $   0.449     $   0.453   $   0.106

Net realized and unrealized gain (loss) on investments                   0.015       0.122       0.379        (1.072)      0.300
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                  $   0.227   $   0.573   $   0.828     $  (0.619)  $   0.406
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                           $  (0.212)  $  (0.443 ) $  (0.449)    $  (0.453)  $  (0.106)

In excess of net investment income                                      (0.005)         --      (0.009)       (0.071)     (0.040)

In excess of net realized gain on investments                               --          --          --        (0.007)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $  (0.217)  $  (0.443 ) $  (0.458)    $  (0.531)  $  (0.146)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of period                                      $   9.620   $   9.610   $   9.480     $   9.110   $  10.260
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                         2.37%       6.17 %      9.40%        (6.20)%      3.85%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                               $ 22,506   $  23,862   $  26,756     $  26,771    $ 11,810

Ratio of net expenses to average daily net assets/(2)(3)/                 1.67%       1.44 %      1.36%         0.99%       0.75%+

Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                        1.66%       1.41 %      1.33%           --          --

Ratio of net investment income to average daily net assets                4.37%       4.64 %      4.89%         4.63%       3.50%+

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Advisor or the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

     Expenses/(2)(3)/                                                1.68%        1.55 %          1.49%           1.45%       1.44%+

     Expenses after custodian fee reduction/(2)/                     1.67%        1.52 %          1.46%             --          --

     Net investment income                                           4.36%        4.53 %          4.76%           4.17%       2.81%+

Net investment income per share                                 $   0.211    $   0.440       $   0.437       $   0.407   $   0.085

+     Annualized.

* For the period from the start of business, June 11, 1993, to September 30, 1993.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Marathon New York Fund
                                                             --------------------------------------------------------------------
                                                             Six Months
                                                             Ended                            Year Ended September 30,
                                                             March 31, 1997   ---------------------------------------------------
                                                             (Unaudited)      1996       1995      1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                           $ 10.930   $ 10.830  $  10.450  $ 11.880    $ 11.070  $ 10.740
---------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            $  0.250   $  0.506  $   0.523  $  0.528    $  0.535  $  0.553

Net realized and unrealized gain (loss) on investments             (0.065)     0.116      0.406    (1.165)      1.014     0.524
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                              $  0.185   $  0.622  $   0.929  $ (0.637)   $  1.549  $  1.077
---------------------------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       $ (0.252)  $ (0.508) $  (0.523) $ (0.528)   $ (0.535) $ (0.553)

In excess of net investment income                                 (0.003)    (0.014)    (0.026)   (0.089)     (0.120)   (0.135)

From net realized gain on investments                                  --         --         --        --      (0.084)   (0.059)

In excess of net realized gain on investments                          --         --         --    (0.176)         --        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.255)  $ (0.522) $  (0.549) $ (0.793)   $ (0.739) $ (0.747)
---------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of period                                 $ 10.860   $ 10.930  $  10.830  $ 10.450    $ 11.880  $ 11.070
---------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                    1.68%      5.87%      9.23%    (5.62)%     14.53%    10.41%
---------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                          $542,086   $590,397  $ 640,605  $648,325    $650,361  $415,144

Ratio of net expenses to average daily net assets /(2)//(3)/         1.61%+     1.54%      1.55%     1.46%       1.55%     1.65%

Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                   1.60%+     1.51%      1.51%       --          --        --

Ratio of net investment income to average daily net assets           4.60%+     4.64%      4.99%     4.72%       4.68%     4.99%

Portfolio Turnover/(4)/                                                --         --         --        --          11%       57%
---------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights

                                                                                          Marathon Ohio Fund
                                                                 -------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended                         Year Ended September 30,
                                                                 March 31, 1997 ----------------------------------------------------
                                                                 (Unaudited)      1996      1995       1994       1993      1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period                            $  10.590   $  10.510  $ 10.070  $  11.300   $ 10.550  $ 10.210
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       $   0.246   $   0.494  $  0.487  $   0.494   $  0.499  $  0.509

Net realized and unrealized gain (loss) on investments                (0.044)      0.071     0.461     (1.081)     0.901     0.495
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                $   0.202   $   0.565  $  0.948  $  (0.587)  $  1.400  $  1.004
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                         $  (0.242)  $  (0.485) $ (0.487) $  (0.494)  $ (0.499) $ (0.509)

In excess of net investment income                                        --          --    (0.021)    (0.084)    (0.118)   (0.137)

From net realized gain on investments                                     --          --        --         --     (0.033)   (0.018)

In excess of net realized gain on investments                             --          --        --     (0.065)        --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (0.242)  $  (0.485) $ (0.508) $  (0.643)  $ (0.650) $ (0.664)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                   $  10.550   $  10.590  $ 10.510  $  10.070   $ 11.300  $ 10.550
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                       1.90%       5.48%     9.74%     (5.39)%    13.74%    10.13%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                            $ 272,533   $ 289,829  $315,891  $ 321,578   $299,331  $164,400

Ratio of net expenses to average daily net assets/(2)//(3)/             1.63%+      1.63%     1.59%      1.50%      1.58%     1.65%

Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                       1.62%+      1.61%     1.57%        --         --        --

Ratio of net investment income to average daily net assets              4.65%+      4.66%     4.80%      4.62%      4.57%     4.87%

Portfolio Turnover/(4)/                                                   --          --        --         --         12%       40%
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Financial Highlights


                                                                                    Marathon Rhode Island Fund
                                                                  ------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended                       Year Ended September 30,
                                                                   March 31, 1997    -----------------------------------------------
                                                                   (Unaudited)        1996        1995       1994        1993*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                  $  9.510     $  9.400    $  9.090   $10.330     $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   $  0.213     $  0.440    $  0.452   $ 0.454    $ 0.113

Net realized and unrealized gain (loss) on investments                    (0.066)       0.125       0.332    (1.146)     0.361
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                     $  0.147     $  0.565    $  0.784   $(0.692)   $ 0.474
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                              $ (0.214)    $ (0.444)   $ (0.452)  $(0.454)   $(0.113)

In excess of net investment income                                        (0.003)      (0.011)     (0.022)   (0.078)    (0.008)

From net realized gain on investments                                         --           --          --        --     (0.023)

In excess of net realized gain on investments                                 --           --          --    (0.016)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $ (0.217)    $ (0.455)   $ (0.474)  $(0.548)   $(0.144)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of period                                         $  9.440     $  9.510    $  9.400   $ 9.090    $10.330
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                           1.54%        6.14%       8.94%    (6.91)%     4.53%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                 $ 37,442     $ 39,488    $ 39,864   $34,261    $17,680

Ratio of net expenses to average daily net assets/(2)//(3)/                 1.46%+       1.35%       1.33%     1.02%      0.75%+

Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                           1.42%+       1.32%       1.29%       --         --

Ratio of net investment income to average daily net assets                  4.50%+       4.63%       4.92%     4.65%      3.70%+

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment
    Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

    Expenses/(2)//(3)/                                                      1.58%+       1.47%       1.46%     1.38%      1.30%+

    Expenses after custodian fee reduction/(2)/                             1.54%+       1.44%       1.42%       --         --

    Net investment income                                                   4.37%+       4.51%       4.79%     4.29%      3.15%+

Net investment income per share                                         $  0.207     $  0.429    $  0.440   $ 0.418    $ 0.096

+   Annualized.

* For the period from the start of business, June 11, 1993, to September 30, 1993.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                        Marathon West Virginia Fund
                                                                     ------------------------------------------------------------
                                                                     Six Months
                                                                     Ended                         Year Ended September 30,
                                                                     March 31, 1997  --------------------------------------------
                                                                    (Unaudited)        1996        1995       1994       1993*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                  $ 9.620       $ 9.620     $ 9.620    $ 9.620    $ 9.620
---------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   $ 0.206       $ 0.420     $ 0.436    $ 0.450    $ 0.103

Net realized and unrealized gain (loss) on investments                   (0.046)        0.147       0.393     (1.011)     0.262
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                     $ 0.160       $ 0.567     $ 0.829    $(0.561)   $ 0.365
---------------------------------------------------------------------------------------------------------------------------------


Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                              $(0.207)      $(0.427)    $(0.436)   $(0.450)   $(0.103)

In excess of net investment income                                       (0.003)       (0.020)     (0.023)    (0.069)    (0.042)

In excess of net realized gain on investments                                --            --          --     (0.010)        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     $(0.210)      $(0.447)    $(0.459)   $(0.529)   $(0.145)
---------------------------------------------------------------------------------------------------------------------------------


Net asset value -- End of period                                        $ 9.570       $ 9.620     $ 9.500    $ 9.130    $10.220
---------------------------------------------------------------------------------------------------------------------------------


Total Return/(1)/                                                          1.65%         6.02%       9.39%     (5.66)%     3.47%
---------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                 $34,987       $37,708     $39,569    $38,476    $25,717

Ratio of net expenses to average daily net assets/(2)//(3)/                1.57%+        1.55%       1.40%      0.95%      0.75%+

Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                         1.54%+        1.51%       1.38%        --         --

Ratio of net investment income to average daily net assets                 4.30%+        4.30%       4.74%      4.62%      3.40%+

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)//(3)/                                                                               1.48%      1.32%      1.19%+

    Expenses after custodian fee reduction/(2)/                                                      1.46%        --         --

    Net investment income                                                                            4.66%      4.25%      2.96%+

Net investment income per share                                                                   $ 0.429    $ 0.414    $ 0.090

+     Annualized.

* For the period from the start of business, June 11, 1993, to September 30, 1993.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/ The expense ratios for the year ended September 30, 1995 and periods thereafter, have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Marathon Municipals Funds as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of sixty Funds, eight of which are included in these financial statements. They include EV Marathon California Municipals Fund ("Marathon California Fund"), EV Marathon Florida Municipals Fund ("Marathon Florida Fund"), EV Marathon Massachusetts Municipals Fund ("Marathon Massachusetts Fund"), EV Marathon Mississippi Municipals Fund ("Marathon Mississippi Fund"), EV Marathon New York Municipals Fund ("Marathon New York Fund"), EV Marathon Ohio Municipals Fund ("Marathon Ohio Fund"), EV Marathon Rhode Island Municipals Fund ("Marathon Rhode Island Fund") and EV Marathon West Virginia Municipals Fund ("Marathon West Virginia Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon California Fund invests its assets in the California Municipals Portfolio, the Marathon Florida Fund invests its assets in the Florida Municipals Portfolio, the Marathon Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Marathon Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the Marathon New York Fund invests its assets in the New York Municipals Portfolio, the Marathon Ohio Fund invests its assets in the Ohio Municipals Portfolio, the Marathon Rhode Island Fund invests its assets in the Rhode Island Municipals Portfolio and the Marathon West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (98.3%, 99.0%, 94.9%, 94.8%, 98.7%, 99.3%, 95.6%, and 95.2% at March
  31, 1997 for the Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


    A Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

    B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1996, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

    The amounts and expiration dates of the capital loss carryovers are as follows:



    Fund                               Amount           Expires
    ----------------------------------------------------------------------
    Marathon California Fund           $18,748,251      September 30, 2004
                                         1,112,204      September 30, 2003
                                        11,262,006      September 30, 2002

    Marathon Florida Fund              $16,763,845      September 30, 2004
                                         8,281,796      September 30, 2003
                                            24,692      September 30, 2002

    Marathon Massachusetts Fund        $11,088,491      September 30, 2004
                                         6,416,286      September 30, 2003
                                           285,596      September 30, 2002

    Marathon Mississippi Fund           $1,395,947      September 30, 2004
                                           734,285      September 30, 2003
                                             5,775      September 30, 2002

    Marathon New York Fund             $12,842,620      September 30, 2004
                                         5,962,872      September 30, 2003

    Marathon Ohio Fund                  $5,078,855      September 30, 2004
                                         1,133,301      September 30, 2003
                                            50,474      September 30, 2002

    Marathon Rhode Island Fund          $1,346,838      September 30, 2004
                                           485,900      September 30, 2003

    Marathon West Virginia Fund         $1,089,209      September 30, 2004
                                           485,831      September 30, 2003


EV Marathon Municipals Funds as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


    Additionally, at September 30, 1996, net capital losses of $174,452 for the Marathon West Virginia Fund, attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Funds' current taxable year.

    Dividends paid by each Fund from net tax-exempt interest on municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

    D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

    E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    F Other -- Investment transactions are accounted for on a trade date basis.

    G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the statement of operations.

    H Interim Financial Information -- The interim financial statements relating to March 31, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.


2 Distributions to Shareholders
--------------------------------------------------------------------------------
    The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

    The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

    The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

EV Marathon Municipals funds as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Marathon California Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                     909,598                1,499,839

   Issued to shareholders
     electing to receive payments of
     distributions in Fund shares            347,049                  801,409


   Redemptions                            (4,378,919)              (7,128,779)
  ------------------------------------------------------------------------------
   Net decrease                           (3,122,272)              (4,827,531)
  ------------------------------------------------------------------------------
                                              Marathon Florida Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                   1,568,273                2,878,683

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares            424,647                  990,200

   Redemptions                            (7,152,795)             (12,531,226)
  ------------------------------------------------------------------------------
   Net decrease                           (5,159,875)              (8,662,343)
  ------------------------------------------------------------------------------
                                            Marathon Massachusetts Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                     481,070                1,006,896

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares            284,978                  649,670

   Redemptions                            (2,534,382)              (4,107,661)
  ------------------------------------------------------------------------------
   Net decrease                           (1,768,334)              (2,451,095)
  ------------------------------------------------------------------------------
                                            Marathon Mississippi Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                      59,991                  121,491

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares             24,401                   60,735

   Redemptions                              (228,731)                (522,310)
  ------------------------------------------------------------------------------
   Net decrease                             (144,339)                (340,084)
  ------------------------------------------------------------------------------
                                              Marathon New York Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                   1,287,451                2,717,911

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares            649,376                1,475,640

     Redemptions                          (6,028,576)              (9,324,460)
  ------------------------------------------------------------------------------
     Net decrease                         (4,091,749)              (5,130,909)
  ------------------------------------------------------------------------------
                                              Marathon Ohio Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                     462,218                  927,885

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares            312,995                  699,228

   Redemptions                            (2,311,985)              (4,331,269)
  ------------------------------------------------------------------------------
   Net decrease                           (1,536,772)              (2,704,156)
  ------------------------------------------------------------------------------
                                           Marathon Rhode Island Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                     210,323                  508,109

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares             51,733                  121,103

   Redemptions                              (444,792)                (718,322)
  ------------------------------------------------------------------------------
   Net decrease                             (182,736)                 (89,110)
  ------------------------------------------------------------------------------
                                           Marathon West Virginia Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    March 31, 1997         Year Ended
                                    (Unaudited)            September 30, 1996
  ------------------------------------------------------------------------------
   Sales                                      72,827                  248,460

   Issued to shareholders electing
     to receive payments of
     distributions in Fund shares             40,870                   95,281

   Redemptions                              (378,360)                (591,677)
  ------------------------------------------------------------------------------
   Net decrease                             (264,663)                (247,936)
  ------------------------------------------------------------------------------

EV Marathon Municipals Funds as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


  4 Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR.

    Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations.


  5 Distribution Plan
    ----------------------------------------------------------------------------
    Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the period ended March 31, 1997, Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund, paid $1,308,552, $2,201,715, $972,436, $87,312, $2,143,108,
    $1,062,750, $145,256 and $138,402, respectively, to EVD, representing 0.75%
    of each Fund's average daily net assets. At March 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund were approximately $3,330,000, $14,592,000, $7,066,000, $907,000, $13,291,000,
    $7,745,000, $1,474,000 and $1,316,000, respectively.

    In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% (0.25% for the Marathon California Fund) per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the six months ended March 31, 1997, Marathon California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $408,816, $577,768, $245,310, $19,791, $527,000, $275,060, $33,099, and $33,216, respectively.
    Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

    Certain officers and Trustees of the Funds are officers or directors of EVD.


  6 Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $469,000, $1,013,000, $442,000, $63,000, $969,000, $420,000, $89,700 and
    $73,600 of CDSC paid by shareholders of Marathon

EV Marathon Municipals Funds as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)


  California Fund, Marathon Florida Fund, Marathon Massachusetts Fund, Marathon Mississippi Fund, Marathon New York Fund, Marathon Ohio Fund, Marathon Rhode Island Fund and Marathon West Virginia, respectively, for the six months ended March 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended March 31, 1997 were as follows:

  Marathon California Fund
  ------------------------------------------------------------------------------
  Increases                                                    $  9,053,584

  Decreases                                                      48,780,735


  Marathon Florida Fund
  ------------------------------------------------------------------------------
  Increases                                                    $ 17,691,398

  Decreases                                                      90,180,083


  Marathon Massachusetts Fund
  ------------------------------------------------------------------------------
  Increases                                                    $  5,259,454

  Decreases                                                      30,387,661


  Marathon Mississippi Fund
  ------------------------------------------------------------------------------
  Increases                                                    $    629,806

  Decreases                                                       2,722,899


  Marathon New York Fund
  ------------------------------------------------------------------------------
  Increases                                                    $ 14,851,304

  Decreases                                                      75,870,128


  Marathon Ohio Fund
  ------------------------------------------------------------------------------
  Increases                                                    $  5,411,124

  Decreases                                                      29,653,280


  Marathon Rhode Island Fund
  ------------------------------------------------------------------------------
  Increases                                                    $  2,080,004

  Decreases                                                       4,857,308


  Marathon West Virginia Fund
  ------------------------------------------------------------------------------
  Increases                                                    $    732,065

  Decreases                                                       4,346,886

California Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                     Value
--------------------------------------------------------------------------------

Cogeneration -- 6.7%
--------------------------------------------------------------------------------
NR         BBB-     $ 4,985     Central Valley Financing
                                Authority, (Carson Ice),
                                6.20%, 7/1/20               $  4,981,361

NR         BBB-      10,900     Sacramento Cogeneration
                                Authority, (Procter &
                                Gamble), 6.50%, 7/1/21        11,123,231

NR         BBB-       6,000     Sacramento Power
                                Authority, Cogeneration
                                Project, 6.00%, 7/1/22         5,888,460
--------------------------------------------------------------------------------
                                                            $ 21,993,052
--------------------------------------------------------------------------------

Electric Utilities -- 1.3%
--------------------------------------------------------------------------------
A2         A        $ 4,100     California Pollution
                                Control Financing
                                Authority, (San Diego Gas
                                & Electric), 5.90%, 6/1/14  $  4,209,060
--------------------------------------------------------------------------------
                                                            $  4,209,060
--------------------------------------------------------------------------------

Escrowed/Prerefunded -- 15.9%
--------------------------------------------------------------------------------
Aaa        AAA      $ 3,000     City and County of San
                                Francisco Sewer, (AMBAC),
                                Variable, 10/1/21 /(1)/     $  3,412,500

Aaa        AAA        8,000     County of Sacramento,
                                Single Family, (AMT)
                                (GNMA), 8.125%, 7/1/16 /(2)/  10,146,559

Aaa        AAA        6,000     County of Sacramento,
                                Single Family, (AMT)
                                (GNMA), 8.25%, 1/1/21          7,921,500

Aaa        NR        14,285     County of Sacramento,
                                Single Family, (AMT)
                                (GNMA), 8.50%, 11/1/16        18,809,773

NR         BBB        3,910     Fontana Public Financing
                                Authority, 7.00%, 9/1/21       4,068,003

NR         NR         4,000     Huntington Beach Public
                                Financing Authority,
                                8.375%, 5/1/18                 4,267,840

Aaa        AAA        6,400     Port Oakland, CA, 0%,
                                11/1/05                        3,764,608
--------------------------------------------------------------------------------
                                                            $ 52,390,783
--------------------------------------------------------------------------------

General Obligations -- 1.4%
--------------------------------------------------------------------------------
Aa         AA       $ 5,000     East Bay Municipal
                                Utilities District,
                                5.00%, 4/1/15               $  4,502,550
--------------------------------------------------------------------------------
                                                            $  4,502,550
--------------------------------------------------------------------------------

Hospitals -- 2.6%
--------------------------------------------------------------------------------
Ba3        NR       $ 1,000     City of San Bernadino,
                                (San Bernadino Community
                                Hospital), 7.875%, 12/1/08  $  1,034,860

Ba3        NR         3,000     City of San Bernadino,
                                (San Bernadino Community
                                Hospital), 7.875%, 12/1/19     3,104,580

NR         BBB+       2,700     City of Stockton, Dameron
                                Hospital Association,
                                8.30%, 12/1/14                 2,801,898

NR         BBB-       1,500     City of Woodland,
                                (Woodland Memorial
                                Hospital), 8.20%, 8/1/15       1,580,310
--------------------------------------------------------------------------------
                                                            $  8,521,648
--------------------------------------------------------------------------------

Housing -- 7.1%
--------------------------------------------------------------------------------
Aa         AA-      $ 2,875     California Housing
                                Finance Agency, 7.375%,
                                8/1/11                      $  2,989,166

Aa         AA-        4,140     California Housing
                                Finance Agency, 7.40%,
                                8/1/26                         4,460,105

Aa         AA-        3,700     California Housing
                                Finance Agency, 7.50%,
                                8/1/25                         3,983,679

Aa         AA-        5,860     California Housing
                                Finance Agency, 7.65%,
                                8/1/23                         6,100,026

Aa         AA-        1,235     California Housing
                                Finance Agency, 8.60%,
                                8/1/19                         1,286,080

NR         A+         1,650     City of Oakland, Housing
                                Finance Agency, 7.10%,
                                1/1/10                         1,718,228

NR         NR         2,000     Los Angeles County
                                Housing Authority, CA,
                                Multifamily Housing,
                                Corporate Fund for
                                Housing Projects, 10.50%,
                                12/1/29                        1,963,380

A1         NR           790     Los Angeles County,
                                Single Family, 7.875%,
                                8/1/16                           825,226
--------------------------------------------------------------------------------
                                                            $ 23,325,890
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 1.5%
--------------------------------------------------------------------------------
 A3        A        $ 5,000     California Pollution
                                Control Financing
                                Authority, 5.80%, 12/1/16   $  4,834,600
--------------------------------------------------------------------------------
                                                            $  4,834,600
--------------------------------------------------------------------------------

Insured Education -- 0.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 3,330     University of California,
                                Multiple Purpose Project,
                                (MBIA), 4.75%, 9/1/21       $  2,790,540
--------------------------------------------------------------------------------


                       See notes to financial statements

California Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                          Value
------------------------------------------------------------------------------

Insured Electric Utilities -- 7.0%
------------------------------------------------------------------------------
 Aaa       AAA      $ 8,000     Northern California Power
                                Agency (MBIA), Variable,
                                8/1/25/(1)/                      $  9,040,000

 Aaa       AAA        3,500     Sacramento Municipal
                                Utilities District,
                                (MBIA), 6.375%, 8/15/22             3,677,870

 Aaa       AAA        2,000     Southern California
                                Public Power Authority,
                                (FGIC), Variable,
                                7/1/12/(1)/                         1,782,500

 Aaa       AAA        7,070     Southern California
                                Public Power Authority,
                                (MBIA), 0%, 7/1/15                  2,455,270

 Aaa       AAA        6,915     Southern California
                                Public Power Authority,
                                (MBIA), 5.00%, 1/1/20               6,089,418

-----------------------------------------------------------------------------
                                                                 $ 23,045,058
-----------------------------------------------------------------------------

Insured Lease Revenue / Certificates of
Participation -- 6.1%
-----------------------------------------------------------------------------
 Aaa       AAA      $ 3,300     California Statewide
                                Communitys Development
                                Authority, (AMBAC),
                                5.68%, 1/1/24                    $  2,995,377

 Aaa       AAA        4,350     City of Stockton,
                                Wastewater Treatment
                                Plant, (FGIC), 6.80%,
                                9/1/24                              4,783,521

 Aaa       AAA        1,000     Contra Costa County,
                                Public Financing
                                Authority, 5.375%, 11/1/17            946,390

 Aaa       AAA        1,000     Contra Costa County,
                                Public Financing
                                Authority, 5.50%, 11/1/22             945,580

 Aaa       AAA        7,700     Moulton Niguel Water
                                District (AMBAC), 4.80%,
                                9/1/17                              6,616,148

 Aaa       AAA       13,985     Visalia Unified School
                                District, (MBIA), 0%,
                                12/1/17                             3,656,938
------------------------------------------------------------------------------
                                                                 $ 19,943,954
------------------------------------------------------------------------------

Insured Special Tax Revenue -- 1.8%
------------------------------------------------------------------------------
 Aaa       AAA      $ 2,000     Anaheim, CA, Public
                                Financing Authority
                                (FSA), 5.00%, 9/1/27             $  1,753,220

 Aaa       AAA        4,850     City of San Jose
                                Redevelopment Agency,
                                (MBIA), 4.75%, 8/1/24               4,048,489
------------------------------------------------------------------------------
                                                                 $  5,801,709
------------------------------------------------------------------------------

Insured Transportation -- 3.5%
------------------------------------------------------------------------------
 Aaa       AAA      $ 8,000     City and County of San
                                Francisco Airport,
                                (MBIA), 6.75%, 5/1/13            $  8,723,360

 Aaa       AAA        3,125     Port Oakland, CA, (MBIA),
                                5.375%, 11/1/25                     2,869,344
------------------------------------------------------------------------------
                                                                 $ 11,592,704
------------------------------------------------------------------------------

Insured Water and Sewer -- 4.4%
------------------------------------------------------------------------------
 Aaa       AAA      $ 5,000     East Bay Municipal
                                Utilities District,
                                (MBIA), Variable,
                                6/1/08/(1)/                      $  4,781,250

 Aaa       AAA        3,000     San Diego County Water
                                Authority, (FGIC),
                                Variable, 4/22/09/(1)/              3,161,250

 Aaa       AAA        5,000     San Diego Public Finance
                                Authority, (FGIC), 5.00%,
                                5/15/25                             4,413,600

 Aaa       AAA        2,500     San Diego Public Finance
                                Authority, (FGIC), 5.25%,
                                5/15/27                             2,290,200
------------------------------------------------------------------------------
                                                                 $ 14,646,300
------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 19.7%
------------------------------------------------------------------------------
 A         A        $ 3,500     California Public Works,
                                (Susanville Prison),
                                5.375%, 6/1/18                   $  3,229,590

 A1        A          6,500     California Public Works,
                                (University of
                                California), 5.00%, 6/1/23          5,619,965

 A1        A          5,000     California Public Works,
                                (University of
                                California), 5.25%, 6/1/20          4,618,600

 A1        A          8,000     California Public Works,
                                (University of
                                California), 5.50%, 6/1/14          7,782,880

 A1        A          2,000     California Public Works,
                                (University of
                                California), 5.50%, 6/1/19          1,860,760

 A         A          3,000     California State Public
                                Works, (Monterey
                                Department of
                                Corrections), 5.375%,
                                11/1/13                             2,840,730

 A1        A          3,000     California State Public
                                Works, (University of
                                California), 5.50%, 6/1/10          2,984,490

 Aaa       AAA        6,850     California Statewide
                                Public Works, (J. Paul
                                Getty Trust), 5.00%,
                                10/1/23                             6,100,131

 A1        A+         4,000     City of Sacramento
                                Financing Authority,
                                5.40%, 11/1/20                      3,783,280

 NR        NR         7,000     County of Los Angeles,
                                (Marina Del Ray), 6.50%,
                                7/1/08                              7,201,390

                      See notes to financial statements.

California Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    Poor's     omitted)   Security                      Value
---------------------------------------------------------------------------
Lease Revenue / Certificates of Participation
(continued)
---------------------------------------------------------------------------
Baa1       BBB      $ 5,115     County of Los Angeles,
                                Disney Parking Project,
                                0%, 3/1/16                  $  1,467,698

Baa1       BBB        1,925     County of Los Angeles,
                                Disney Parking Project,
                                0%, 3/1/17                       512,127

Baa1       BBB        5,000     County of Los Angeles,
                                Disney Parking Project,
                                0%, 9/1/17                     1,286,700

Baa1       BBB        5,370     County of Los Angeles,
                                Disney Parking Project,
                                0%, 3/1/18                     1,336,754

Baa1       BBB        3,100     County of Los Angeles,
                                Disney Parking Project,
                                0%, 3/1/20                       668,143

Baa1       BBB        6,925     County of Los Angeles,
                                Disney Parking Project,
                                0%, 9/1/20                     1,443,447

Baa1       BBB        1,000     County of Los Angeles,
                                Disney Parking Project,
                                6.50%, 3/1/23                  1,006,370

A          BBB        2,750     Inglewood, CA, 7.00%,
                                8/1/19                         2,907,190

A1         A+         8,000     Pasadena Parking Facility
                                Project, 6.25%, 1/1/18         8,278,080
---------------------------------------------------------------------------
                                                            $ 64,928,325
---------------------------------------------------------------------------

Nursing Homes -- 1.0%
---------------------------------------------------------------------------
NR         NR       $ 3,105     Banning, CA, 9.50%,
                                12/1/11                     $  3,213,209
---------------------------------------------------------------------------
                                                            $  3,213,209
---------------------------------------------------------------------------

Solid Waste -- 0.5%
---------------------------------------------------------------------------
Aaa        AAA      $ 1,500     Inland Empire Solid Waste
                                Finance Authority, (FSA),
                                6.25%, 8/1/11               $  1,576,905
---------------------------------------------------------------------------
                                                            $  1,576,905
---------------------------------------------------------------------------

Special Tax Revenue -- 9.9%
---------------------------------------------------------------------------
NR         NR       $ 2,880     City of Commerce, Joint
                                Power Financing
                                Authority, 8.00%, 3/1/22    $  3,051,878

NR         NR         1,960     City of Fairfield, North
                                Cordelia District,
                                7.375%, 9/2/18                 2,019,506

NR         NR           875     City of Fairfield, North
                                Cordelia District, 8.00%,
                                9/2/11                           905,188

NR         NR         1,575     City of Fontana, Public
                                Finance Authority, 7.75%,
                                12/1/20                        1,799,768

NR         BBB          600     City of Rancho Mirage,
                                Joint Power Financing
                                Authority, 7.50%, 4/1/17         644,496

NR         NR       $ 1,400     City of Simi Valley
                                Community Development,
                                Sycamore Plaza II, 8.20%,
                                9/1/12                         1,409,058

NR         BBB        5,000     Contra Costa County,
                                Public Financing
                                Authority, 7.10%, 8/1/22       5,280,950

NR         BBB+       8,220     Fontana Redevelopment
                                Agency, Jurupa Hills,
                                7.00%, 10/1/14                 8,591,133

NR         NR         3,000     Riverside County
                                Community Facilities
                                District, 7.55%, 9/1/17        3,114,690

NR         BBB        2,500     Riverside County
                                Redevelopment Agency,
                                7.50%, 10/1/26                 2,684,825

Baa        BBB+       3,000     Westminster Redevelopment
                                Agency, Community
                                Redevelopment Project,
                                7.30%, 8/1/21                  3,218,550
---------------------------------------------------------------------------
                                                            $ 32,720,042
---------------------------------------------------------------------------

Transportation -- 7.6%
---------------------------------------------------------------------------
A          A        $ 1,400     County of Orange,
                                California Airport
                                Revenue Bonds, 8.125%,
                                7/1/16                      $  1,434,118

NR         BBB        3,050     Guam Airport Authority
                                (AMT), 6.70%, 10/1/23          3,112,281

Aa         AA-        2,000     Long Beach, CA (AMT),
                                7.25%, 5/15/19                 2,094,840

NR         NR        12,000     San Joaquin Hills
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 0%, 1/1/14              4,123,560

NR         NR         5,765     San Joaquin Hills
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 0%, 1/1/26                883,890

NR         NR        35,975     San Joaquin Hills
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 0%, 1/1/27              5,167,449

NR         NR         4,940     San Joaquin Hills
                                Transportation Corridor
                                Agency, Toll Road Revenue
                                Bonds, 7.00%, 1/1/30           5,243,563

Baa1       BBB        1,500     Stockton Port District,
                                7.95%, 1/1/05                  1,567,005

Baa1       BBB        1,500     Stockton Port District,
                                8.10%, 1/1/14                  1,568,070
---------------------------------------------------------------------------
                                                            $ 25,194,776
---------------------------------------------------------------------------

                       See notes to financial statements

California Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)   Principal
--------------------  Amount
           Standard   (000
Moody's    & Poor's   omitted)    Security                     Value
-------------------------------------------------------------------------------
Water and Sewer -- 1.2%
-------------------------------------------------------------------------------
 Aa        AA       $ 4,425     Orange County Water
                                District, 5.00%, 8/15/18    $  3,893,248
-------------------------------------------------------------------------------
                                                            $  3,893,248
-------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $307,760,126)                          $329,124,353
-------------------------------------------------------------------------------


/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 23.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.0% to 15.4% of total investments.

                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------- Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)    Security                   Value
----------------------------------------------------------------------------
Cogeneration -- 1.7%
----------------------------------------------------------------------------
 NR        NR       $11,000     Palm Beach County, Solid
                                Waste Industrial
                                Development Revenue
                                (Osceola Power) (AMT),
                                6.95%, 1/1/22               $  9,197,760
----------------------------------------------------------------------------
                                                            $  9,197,760
----------------------------------------------------------------------------

Education -- 1.1%
----------------------------------------------------------------------------
 NR        AAA      $ 5,500     Volusia County
                                Educational Facilities,
                                (Embry-Riddle
                                Aeronautical University)
                                (CLEE), 6.625%, 10/15/22    $  5,792,600
----------------------------------------------------------------------------
                                                            $  5,792,600
----------------------------------------------------------------------------

Electric Utilities -- 14.5%
----------------------------------------------------------------------------
 NR        BBB      $24,525     Guam Power Authority,
                                5.25%, 10/1/23              $ 21,185,185

 Aa1       AA        24,005     Jacksonville Electric
                                Authority, Bulk Power
                                Supply System Scherer 4,
                                5.25%, 10/1/21                21,838,068

 Aa1       AA        10,635     Jacksonville Electric
                                Authority, St. John's
                                River Power, 5.375%,
                                10/1/16                       10,201,092

 Aa1       AA         2,850     Orlando Utilities
                                Commission Water and
                                Electric, 5.125%, 10/1/19      2,558,844

 Aa        AA-       10,000     Orlando Utilities
                                Commission Water and
                                Electric, 5.60%, 10/6/17       9,441,600

 NR        NR         3,100     Palm Beach County,
                                (Okeelanta Power L.P.)
                                (AMT), 6.85%, 2/15/21          2,565,653

 Baa1      BBB+       6,000     Puerto Rico Electric
                                Power Authority, 0%,
                                7/1/17                         1,837,500

 Baa1      BBB+       5,000     Puerto Rico Electric
                                Power Authority, 6.25%,
                                7/1/17                         5,138,500

 Baa1      BBB+         185     Puerto Rico Electric
                                Power Authority, 7.125%,
                                7/1/14                           197,425

 Aa3       AA-        2,515     St. Lucie County Solid
                                Waste Disposal, (Florida
                                Power & Light Co.) (AMT),
                                6.70%, 5/1/27                  2,673,973

 NR        NR         2,000     Virgin Islands Water and
                                Power Authority, 7.40%,
                                7/1/11                         2,120,200
----------------------------------------------------------------------------
                                                            $ 79,758,040
----------------------------------------------------------------------------

Escrowed / Prerefunded -- 7.9%
----------------------------------------------------------------------------
 Aaa       NR        $9,810     City of Venice, Health
                                Facilities Authority,
                                5.75%, 12/1/24              $ 10,365,540

 Aaa       AAA        9,225     Dade County, (Baptist
                                Hospital of Miami),
                                5.75%, 5/1/21                  9,330,534

 NR        NR         1,675     Florida Mid-Bay Bridge
                                Authority, 6.875%, 10/1/22     1,935,915

 Aaa       AAA        5,000     Florida Municipal Power
                                Agency Stanton II (AMBAC)
                                Variable, 10/1/20/(1)/         5,918,750

 A         A          7,255     Hillsborough Capital
                                Improvement - Museum of
                                Science, 6.45%, 1/1/22         7,724,399

 Aaa       AAA        2,000     Orlando and Orange
                                County, Expressway
                                Authority (FGIC), 8.25%,
                                7/1/14                         2,568,060

 Aaa       AAA        5,600     St. Lucie Utility System,
                                6.00%, 10/1/20                 5,868,184
----------------------------------------------------------------------------
                                                            $ 43,711,382
----------------------------------------------------------------------------

General Obligations -- 10.6%
----------------------------------------------------------------------------
 Aa2       AA       $22,000     Florida Board of
                                Education, 4.75%, 6/1/22    $ 18,766,660

 Aa2       AA        15,235     Florida Board of
                                Education, 5.00%, 6/1/20      13,611,101

 Aaa       AAA        4,250     Florida Board of
                                Education Capital Outlay,
                                5.50%, 6/1/26                  4,034,143

 Aa        AA+        8,000     Florida Board of General
                                Services, 6.60%, 7/1/17        8,616,800

 NR        BBB        5,700     Government of Guam,
                                5.40%, 11/15/18                5,113,698

 Baa1      A          3,000     Puerto Rico, 6.50%, 7/1/23     3,186,150

 Aaa       AAA        2,350     Puerto Rico Public
                                Building Authority,
                                5.70%, 7/1/09                  2,439,488

 Baa1      A          2,500     Puerto Rico Public
                                Building Authority,
                                6.00%, 7/1/12                  2,508,825
----------------------------------------------------------------------------
                                                            $ 58,276,865
----------------------------------------------------------------------------

Hospitals -- 1.6%
----------------------------------------------------------------------------
 NR        BBB+     $ 3,600     Escambia County, Health
                                Facilities Authority
                                (Baptist Hospital, Inc.
                                and The Baptist Manor,
                                Inc.), 6.75%, 10/1/14       $  3,774,096

 NR        AA+        4,750     Jacksonville Health
                                Facilities Finance
                                Authority, St. Luke's
                                Hospital Association,
                                6.75%, 11/15/13                5,086,110
----------------------------------------------------------------------------
                                                            $  8,860,206
----------------------------------------------------------------------------


                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------      Principal
                         Amount
           Standard      (000
Moody's    & Poor's      omitted)      Security                    Value
--------------------------------------------------------------------------------

Housing -- 13.8%
--------------------------------------------------------------------------------
 NR        AAA           $   630     Broward County, Housing
                                     Finance Authority, Single
                                     Family, (GNMA) (AMT),
                                     7.35%, 3/1/23               $    660,624

 Aaa       NR              2,080     Clay County, FL, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.55%, 3/1/28           2,125,469

 NR        AAA             1,300     Clay County, Health
                                     Facilities Authority,
                                     Multifamily (GNMA),
                                     7.40%, 12/1/25                 1,371,097

 Aaa       NR              1,035     Dade County, Health
                                     Facilities Authority,
                                     Single Family (AMT),
                                     7.75%, 9/1/22                  1,090,621

 Aaa       NR                 75     Dade County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     7.00%, 3/1/24                     78,305

 Aaa       NR                290     Dade County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     7.10%, 9/1/13                    304,201

 NR        AAA             5,850     Dade County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.70%, 10/1/28          6,034,802

 Aaa       NR              1,160     Dade County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 7.25%, 9/1/19           1,211,318

 Aaa       NR              2,400     Duval County, Housing
                                     Finance Authority, Single
                                     Family, 5.95%, 4/1/30          2,359,152

 Aaa       AAA             9,245     Escambia County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.20%, 4/1/22           9,292,889

 Aaa       AAA             4,535     Escambia County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.85%, 10/1/17          4,697,580

 Aaa       AAA             1,640     Escambia County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.90%, 10/1/21          1,706,026

 Aaa       AAA             1,920     Escambia County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.95%, 10/1/27          1,997,126

 Aaa       NR              2,540     Escambia County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 7.40%, 10/1/23          2,664,917

 Aa3       AA              2,500     Florida Health Facilities
                                     Authority (AMT), 6.35%,
                                     7/1/28                         2,541,100

 NR        AAA             1,125     Florida Health Facilities
                                     Authority (FHA), 6.35%,
                                     6/1/14                         1,158,053

                             855     Hillsborough County,
                                     Health Facilities
                                     Authority, Single Family
                                     (GNMA), (AMT), 7.875%,
                                     5/1/23                           906,625

 NR        NR              3,405     North Miami, FL, Health
                                     Care Facilities (The
                                     Imperial Club), 9.25%,
                                     1/1/13                         3,777,473

 NR        AAA             8,000     Orange County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.60%, 4/1/28           8,235,840

 NR        AAA            12,000     Orange County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 6.85%, 10/1/27         12,440,400

 NR        AAA             1,695     Orange County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     (AMT), 7.375%, 9/1/24          1,786,072

 NR        AAA             5,000     Orange County, Housing
                                     Finance Authority, 5.95%,
                                     3/1/28                         4,916,400

 Aaa       NR                845     Palm Beach County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     7.60%, 3/1/23                    894,711

 Aaa       NR              1,455     Polk County, Health
                                     Facilities Authority,
                                     Single Family (GNMA),
                                     7.15%, 9/1/23                  1,526,150

 Baa       BBB             1,400     Puerto Rico Commonwealth
                                     Urban Renewal and Housing
                                     Corp., 7.875%, 10/1/04         1,516,172

 Aaa       AAA               710     Puerto Rico Housing
                                     Financial Corp. Single
                                     Family (GNMA), 7.65%,
                                     10/15/22                         745,024
--------------------------------------------------------------------------------
                                                                 $ 76,038,147
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 0.8%
--------------------------------------------------------------------------------
 Baa3      BB+           $ 4,500     Puerto Rico Port
                                     Authority (American
                                     Airlines) (AMT), 6.25%,
                                     6/1/26                      $  4,586,490
--------------------------------------------------------------------------------
                                                                 $  4,586,490
--------------------------------------------------------------------------------

Insured Electric Utilities -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 3,000     Dade County, Water and
                                     Sewer System, (FGIC),
                                     5.25%, 10/1/21              $  2,776,410

 Aa        AA-             5,000     Lakeland Electric and
                                     Water Revenue, 5.625%,
                                     10/1/36                        4,764,750

 Aaa       AAA             1,540     Manatee County, Public
                                     Utility (FGIC), 0%,
                                     10/1/12                          642,503

 Aaa       AAA             2,200     Puerto Rico Electric
                                     Power Authority (FSA)
                                     Variable, 7/1/02 /(1)/         2,356,750


                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)      Principal
-------------------      Amount
           Standard      (000
Moody's    & Poor's      omitted)    Security                    Value
--------------------------------------------------------------------------------

Insured Electric Utilities (continued)
--------------------------------------------------------------------------------
 Aaa       AAA           $ 2,200     Puerto Rico Electric
                                     Power Authority (FSA)
                                     Variable, 7/1/03/(1)/       $  2,381,500
--------------------------------------------------------------------------------
                                                                 $ 12,921,913
--------------------------------------------------------------------------------

Insured General Obligations -- 0.8%
--------------------------------------------------------------------------------
Aa2        AA            $ 4,650     Florida Board of
                                     Education Capital Outlay
                                     (FGIC), 5.875%, 6/1/24      $  4,612,149
--------------------------------------------------------------------------------
                                                                 $  4,612,149
--------------------------------------------------------------------------------

Insured Hospitals -- 7.3%
--------------------------------------------------------------------------------
 Aaa        AAA           $ 8,000     Charlotte County, Health
                                      Care, Bon-Secours Health
                                      System (FSA) Variable,
                                     8/30/27/(1)/                $  7,820,000

 Aaa        AAA            23,355     Jacksonville Health
                                      Authority, Daughters of
                                      Charity (MBIA), 5.00%,
                                      11/15/15                     21,156,359

 Aaa        AAA             2,000     Lee County, (Memorial
                                      Hospital) (MBIA)
                                      Variable, 4/1/20/(1)/         2,227,500

 Aaa        AAA             3,000     Orange County, Health
                                      Facilities Authority
                                      (MBIA) Variable,
                                      10/29/21/(1)/                 3,525,000

 Aaa        AAA             5,250     Orange County, Health
                                      Facilities Authority,
                                      Pooled Hospital Loan
                                      Program, (Orlando
                                      Regional Medical Center &
                                      Indian River Memorial
                                      Hospital) (FGIC), 7.875%,
                                      12/1/25                       5,387,235
--------------------------------------------------------------------------------
                                                                 $ 40,116,094
--------------------------------------------------------------------------------

Insured Housing -- 2.9%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 1,095     Brevard County, Housing
                                     Finance Authority, Single
                                     Family (FSA), 7.00%,
                                     3/1/13                      $  1,150,757

 Aaa       AAA             1,720     Duval County, Health
                                     Facilities Authority,
                                     Single Family (FGIC),
                                     7.35%, 7/1/24                  1,832,058

 Aaa       AAA             3,000     Florida Health Facilities
                                     Authority, Brittany of
                                     Rosemont (AMBAC) (AMT),
                                     6.875%, 8/1/26                 3,178,800

 Aaa       AAA             6,530     Florida Health Facilities
                                     Authority, Maitland Club
                                     Apartments (AMBAC) (AMT),
                                     6.875%, 8/1/26                 6,919,188

 Aaa       AAA             2,675     Lee County, SCA
                                     Multifamily (FSA) (AMT),
                                     7.05%, 1/1/30                  2,842,749
--------------------------------------------------------------------------------
                                                                 $ 15,923,552
--------------------------------------------------------------------------------

Insured Life Care -- 0.1%
--------------------------------------------------------------------------------
 Aaa       AAA           $   500     Alachua County Health
                                     Facility, Mental Health
                                     Services (CGIC), 7.75%,
                                     7/1/10                      $    550,425
--------------------------------------------------------------------------------
                                                                 $    550,425
--------------------------------------------------------------------------------

Insured Miscellaneous -- 0.5%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 2,000     Escambia County (MBIA),
                                     7.20%, 1/1/15               $  2,117,120
--------------------------------------------------------------------------------
 Aaa       AAA               799     Osceola County,
                                     Industrial Development
                                     Authority, Community
                                     Provider Pooled Loan
                                     Program (CGIC), 7.75%,
                                     7/1/10                           850,927
--------------------------------------------------------------------------------
                                                                 $  2,968,047
--------------------------------------------------------------------------------

Insured Pooled Loans -- 0.3%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 1,710     Dade County, (MBIA),
                                     5.125%, 10/1/26             $  1,533,460
--------------------------------------------------------------------------------
                                                                 $  1,533,460
--------------------------------------------------------------------------------

Insured Solid Waste -- 0.3%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 1,500     St. John's County Solid
                                     Waste Disposal (FGIC),
                                     7.25%, 11/1/10              $  1,640,475
--------------------------------------------------------------------------------
                                                                 $  1,640,475
--------------------------------------------------------------------------------

Insured Special Tax Revenue -- 7.7%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 1,000     City of Jacksonville
                                     (FGIC) (AMT), 0%, 10/1/10   $    479,460

 Aaa       AAA             1,000     City of Jacksonville
                                     (FGIC) (AMT), 0%, 10/1/11        450,860

 Aaa       AAA             2,000     City of Jacksonville
                                     (FGIC) (AMT), 0%, 10/1/12        847,100

 Aaa       AAA             1,185     City of Opa-Locka (FGIC),
                                     7.00%, 1/1/14                  1,309,247

 Aaa       AAA             3,835     Dade, Professional Sports
                                     Franchise (MBIA), 0%,
                                     10/1/23                          812,790

 Aaa       AAA            10,135     Puerto Rico Highway and
                                     Transportation Authority
                                     (MBIA), 5.00%, 7/1/22          9,134,270

 Aaa       AAA             5,000     St. Petersburg, Excise
                                     Tax (FGIC), 5.00%, 10/1/16     4,523,000

 Aaa       AAA             2,000     Sunrise Public Facilities
                                     (MBIA), 0%, 10/1/10              946,400

 Aaa       AAA             1,760     Sunrise Public Facilities
                                     (MBIA), 0%, 10/1/12              734,290

                       See notes to financial Statements

Florida Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)      Principal
-------------------      Amount
           Standard      (000
Moody's    & Poor's      omitted)    Security                    Value
--------------------------------------------------------------------------------

Insured Special Tax Revenue (continued)
--------------------------------------------------------------------------------
 Aaa       AAA           $ 2,840     Sunrise Public Facilities
                                     (MBIA), 0%, 10/1/14         $  1,040,633

 Aaa       AAA             4,000     Sunrise Public Facilities
                                     (MBIA), 0%, 10/1/15            1,371,600

 Aaa       AAA             4,140     Sunrise Public Facilities
                                     (MBIA), 0%, 10/1/16            1,327,160

 Aaa       AAA             2,525     Sunrise Public Facilities
                                     (MBIA), 0%, 10/1/17              763,585

 Aaa       AAA            19,800     Tampa, Occupational
                                     License Tax (FGIC),
                                     5.50%, 10/1/27                18,688,230
--------------------------------------------------------------------------------
                                                                 $ 42,428,625
--------------------------------------------------------------------------------

Insured Transportation -- 8.0%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 5,475     Dade County Aviation
                                     Facilities (MBIA) (AMT),
                                     6.00%, 10/1/24              $  5,427,696

 Aaa       AAA             4,000     Dade County Aviation
                                     Facilities (MBIA) (AMT),
                                     6.55%, 10/1/13                 4,261,280

 Aaa       AAA             2,150     Dade County Aviation
                                     Facilities (MBIA) (AMT),
                                     6.60%, 10/1/22                 2,276,829

 Aaa       AAA             8,455     Florida State Turnpike
                                     Authority (FGIC), 6.35%,
                                     7/1/22                         8,818,565

 Aaa       AAA             8,650     Greater Orlando, Florida
                                     Aviation Authority (FGIC)
                                     (AMT), 6.375%, 10/1/21/(2)/    8,941,073

 Aaa       AAA             7,000     Massachusetts State
                                     Turnpike Authority
                                     (FGIC), 5.125%, 1/1/23         6,272,840

 Aaa       AAA             9,100     Massachusetts State
                                     Turnpike Authority
                                     (MBIA), 5.00%, 1/1/20          8,065,239
--------------------------------------------------------------------------------
                                                                 $ 44,063,522
--------------------------------------------------------------------------------

Insured Water and Sewer -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA           $ 2,500     Broward County, (AMBAC),
                                     5.125%, 10/1/15             $  2,306,625

 Aaa       AAA             2,000     City of Fort Myers
                                     Utility (FGIC), 5.00%,
                                     10/1/16                        1,815,700

 Aaa       AAA             6,005     Dade County, Water and
                                     Sewer System (FGIC),
                                     5.50%, 10/1/25                 5,687,396

 Aaa       AAA             4,155     Sanford (AMBAC), 4.50%,
                                     10/1/21                        3,385,494
--------------------------------------------------------------------------------
                                                                 $ 13,195,215
--------------------------------------------------------------------------------

Life Care -- 1.3%
--------------------------------------------------------------------------------
 NR        NR            $ 6,895     Atlantic Beach, Fixed
                                     Rate Improvement, Fleet
                                     Landing Project, 8.00%,
                                     6/1/24                      $  7,274,777
--------------------------------------------------------------------------------
                                                                 $  7,274,777
--------------------------------------------------------------------------------

Nursing Homes -- 4.7%
--------------------------------------------------------------------------------
 NR        NR            $   300     Broward County,
                                     Industrial Development
                                     Authority (Beverly
                                     Enterprises - Florida,
                                     Inc.), 9.80%, 11/1/10       $    337,572

 NR        NR                450     Charlotte County,
                                     Industrial Development
                                     Authority (Beverly
                                     Enterprises), 10%, 6/1/11        511,223

 NR        NR              6,520     Citrus County, Industrial
                                     Development Authority
                                     (Beverly Enterprises),
                                     7.25%, 4/1/03                  6,605,999

 NR        AAA             4,285     Dade County, Industrial
                                     Development Authority -
                                     Club Care Center (GNMA),
                                     6.60%, 1/20/18                 4,457,386

 NR        AAA             5,075     Dade County, Industrial
                                     Development Authority -
                                     Gramercy Park Nursing
                                     Care (FHA), 6.60%, 8/1/23      5,356,713

 NR        NR              2,045     Highlands County,
                                     Industrial Development
                                     Authority, (Beverly
                                     Enterprises - Florida,
                                     Inc.), 9.25%, 7/1/07           2,275,226

 Baa1      NR              3,750     Jacksonville Health -
                                     Cypress Village, 7.00%,
                                     12/1/22                        3,899,175

 NR        NR                385     Okaloosa County, (Beverly
                                     Enterprises - Florida,
                                     Inc.), 10.75%, 10/1/03           403,511

 NR        NR                680     Orange County, Industrial
                                     Development Authority,
                                     (Beverly Enterprises),
                                     9.25%, 8/1/10                    757,520

 NR        NR              1,000     Winter Garden, (Beverly
                                     Enterprises), 8.75%,
                                     7/1/12                         1,113,220
--------------------------------------------------------------------------------
                                                                 $ 25,717,545
--------------------------------------------------------------------------------

Pooled Loans -- 0.9%
--------------------------------------------------------------------------------
 NR        NR             $ 5,000     Osceola County,
                                      Industrial Development
                                      Authority, Community
                                      Pooled Loan-93, 7.75%,
                                      7/1/17                      $  5,139,850
--------------------------------------------------------------------------------
                                                                  $  5,139,850
--------------------------------------------------------------------------------

                       See notes to financial statements

Florida Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------      Principal
                         Amount
           Standard      (000
Moody's    & Poor's      omitted)    Security                    Value
--------------------------------------------------------------------------------
Solid Waste -- 2.2%
--------------------------------------------------------------------------------
 A         A             $ 3,605     Broward County, (Waste
                                     Energy Co., L.P. North),
                                     7.95%, 12/1/08              $  3,922,492

 Baa3      BBB-            7,275     Martin County, Indian
                                     Town, (AMT), 7.875%,
                                     12/15/25                       8,275,531
--------------------------------------------------------------------------------
                                                                 $ 12,198,023
--------------------------------------------------------------------------------

Special Tax Revenue -- 3.8%
--------------------------------------------------------------------------------
 A1        AA-           $ 3,000     City of Orlando, 6.00%,
                                     10/1/22                     $  3,028,080

 Baa1      A               9,250     Puerto Rico Highway and
                                     Transportation Authority,
                                     5.00%, 7/1/36                  7,963,418

 Baa1      A              10,750     Puerto Rico Highway and
                                     Transportation Authority,
                                     5.50%, 7/1/36                 10,055,765
--------------------------------------------------------------------------------
                                                                 $ 21,047,263
--------------------------------------------------------------------------------

Transportation -- 1.9%
--------------------------------------------------------------------------------
 NR        NR            $10,140     Mid-Bay Bridge Authority,
                                     6.125%, 10/1/22             $ 10,153,283
--------------------------------------------------------------------------------
                                                                 $ 10,153,283
--------------------------------------------------------------------------------

Water and Sewer -- 0.5%
--------------------------------------------------------------------------------
 Baa1      BBB+          $ 2,500     Hillsborough County
                                     Utility, 6.625%, 8/1/11     $  2,645,925
--------------------------------------------------------------------------------
                                                                 $  2,645,925
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $531,157,445)                               $550,351,633
--------------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.


The portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 32.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.1% to 15.2% of total investments.


                       See notes to financial statements

Massachusetts Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------  Principal
                     Amount
           Standard  (000
Moody's    & Poor's  omitted)         Security                   Value
--------------------------------------------------------------------------------

Assisted Living -- 0.6%
--------------------------------------------------------------------------------
NR         AAA       $ 1,500    Massachusetts IFA
                                (Briscoe House) (FHA),
                                7.125%, 2/1/36                   $  1,572,825
--------------------------------------------------------------------------------
                                                                 $  1,572,825
--------------------------------------------------------------------------------

Education -- 4.0%
--------------------------------------------------------------------------------
Aa1        AA+       $ 1,625    Massachusetts Health and
                                Educational Facilities
                                Authority (HEFA) (Amherst
                                College), 6.80%, 11/1/21         $  1,741,984

A1         A+          2,500    Massachusetts HEFA
                                (Boston College), 5.25%,
                                6/1/18                              2,320,475

NR         BBB-        3,600    Massachusetts HEFA
                                (Merrimack College),
                                7.125%, 7/1/12                      3,845,016

A1         A+            250    Massachusetts HEFA (Tufts
                                University), 7.75%, 8/1/13            265,545

A1         NR          2,000    New England Educational
                                Loan Marketing Corp.,
                                (AMT), 6.90%, 11/1/09               2,154,520
--------------------------------------------------------------------------------
                                                                 $ 10,327,540
--------------------------------------------------------------------------------

Electric Utilities -- 6.2%
--------------------------------------------------------------------------------
NR         BBB       $ 3,985    Guam Power Authority,
                                5.25%, 10/1/23                   $  3,442,323

Baa2       BBB+        3,500    Massachusetts Municipal
                                Wholesale Electric Co,
                                6.75%, 7/1/11                       3,710,035

Baa2       BBB+        5,060    Massachusetts Municipal
                                Wholesale Electric Co.,
                                6.625%, 7/1/18                      5,280,818

Baa1       BBB+       11,175    Puerto Rico Electric
                                Power Authority, 0%,
                                7/1/17                              3,422,344
--------------------------------------------------------------------------------
                                                                 $ 15,855,520
--------------------------------------------------------------------------------

Escrowed/Prerefunded -- 0.8%
--------------------------------------------------------------------------------
NR         AAA       $11,295    Massachusetts General
                                Obligations Federal
                                Assisted Housing, Section
                                8, 0%, 2/1/23                    $  2,037,844
--------------------------------------------------------------------------------
                                                                 $  2,037,844
--------------------------------------------------------------------------------

General Obligations -- 6.4%
--------------------------------------------------------------------------------
Baa1       A-        $ 1,000    City of Lowell, 6.375%,
                                8/15/01                          $  1,045,350

A1         A+          3,400    Commonwealth of
                                Massachusetts, 5.00%,
                                1/1/12                              3,172,438

Baa1       A           2,000    Commonwealth of Puerto
                                Rico Aqueduct and Sewer
                                Authority, 5.00%, 7/1/19            1,777,260

NR         BBB         2,145    Government of Guam,
                                5.40%, 11/15/18                     1,924,365

A1         A+          3,015    Massachusetts Bay Transit
                                Authority (MBTA), 5.50%,
                                3/1/21                              2,841,065

A1         A+          1,000    Massachusetts Bay Transit
                                Authority (MBTA), 5.90%,
                                3/1/12                              1,019,020

A          NR          1,700    Town of Nantucket, 6.80%,
                                12/1/11                             1,846,506

A1         A+            250    University of
                                Massachusetts Building
                                Authority, 7.20%, 5/1/04              284,183

NR         NR          2,350    Virgin Islands Public
                                Finance Authority, 7.25%,
                                10/1/18                             2,540,421
--------------------------------------------------------------------------------
                                                                 $ 16,450,608
--------------------------------------------------------------------------------

Hospitals -- 13.8%
--------------------------------------------------------------------------------
A2         A         $ 3,000    Massachusetts HEFA
                                (Charlton Memorial
                                Hospital), 7.25%, 7/1/13         $  3,243,270

Aa2        AA          2,000    Massachusetts HEFA
                                (Daughters of Charity
                                Health System), 6.10%,
                                7/1/14                              2,042,980

NR         A-          1,020    Massachusetts HEFA
                                (Jordan Hospital),
                                6.875%, 10/1/15                     1,071,704

NR         A-          2,870    Massachusetts HEFA
                                (Jordan Hospital),
                                6.875%, 10/1/22                     3,033,188

Baa3       BB          5,500    Massachusetts HEFA
                                (Milford-Whitinsville
                                Hospital), 7.75%, 7/15/17           5,761,800

Baa1       BBB+        2,000    Massachusetts HEFA (New
                                England Baptist
                                Hospital), 7.35%, 7/1/17            2,103,160

NR         BBB-        2,600    Massachusetts HEFA (North
                                Adams Hospital), 6.625%,
                                7/1/18                              2,590,250

Baa2       BBB         5,025    Massachusetts HEFA
                                (Sisters of Providence
                                Health System), 6.50%,
                                11/15/08                            5,120,224

Baa2       BBB         2,085    Massachusetts HEFA
                                (Sisters of Providence
                                Health System), 6.625%,
                                11/15/22                            2,069,050

A1         A+            530    Massachusetts HEFA
                                (Spaulding Rehabilitation
                                Hospital), 7.625%, 7/1/21             557,390

                       See notes to financial statements

Massachusetts Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                      Value
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Hospitals (continued)
-----------------------------------------------------------------------------
NR        AA         $ 1,475    Massachusetts HEFA,
                                (FHA), (Deutsches
                                Altenheim), 7.70%, 11/1/31  $  1,584,607

NR        NR           9,000    Massachusetts IFA
                                (Biomedical Research
                                Corp.), 0%, 8/1/09             4,393,350

NR        AAA          1,950    Massachusetts IFA
                                (Heights Crossing) (AMT),
                                6.15%, 2/1/35                  1,935,629
-----------------------------------------------------------------------------
                                                            $ 35,506,602
-----------------------------------------------------------------------------

Housing -- 14.9%
-----------------------------------------------------------------------------
NR        AAA        $ 2,750    Framingham Housing
                                Authority, (GNMA), 6.65%,
                                2/20/32                     $  2,833,160

A1        A+           5,000    Massachusetts HFA,
                                6.375%, 4/1/21                 5,124,150

Aa        A+           5,500    Massachusetts HFA (AMT),
                                6.60%, 12/1/24                 5,650,975

Aa        A+           7,195    Massachusetts HFA, (AMT),
                                6.60%, 12/1/26                 7,385,379

Aa        A+           6,365    Massachusetts HFA, (AMT),
                                6.60%, 12/1/26                 6,533,418

Aa        A+           2,795    Massachusetts HFA, (AMT),
                                7.125%, 6/1/25                 2,952,694

Aa        A+           2,195    Massachusetts HFA, (AMT),
                                8.10%, 6/1/20                  2,276,215

Aa        A+           1,500    Massachusetts HFA, (AMT),
                                8.10%, 12/1/21                 1,545,210

Aaa       AAA          1,000    Massachusetts HFA,
                                (FNMA), 6.875%, 11/15/11       1,067,850

Aaa       AAA          2,750    Massachusetts HFA,
                                (FNMA), 6.90%, 11/15/21        2,912,718
-----------------------------------------------------------------------------
                                                            $ 38,281,769
-----------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 5.3%
-----------------------------------------------------------------------------
A3        NR         $ 5,090    Massachusetts IFA (Babson
                                College), 5.25%, 10/1/27    $  4,621,109

NR        NR           2,075    Massachusetts IFA
                                (Hingham Water Co.)
                                (AMT), 6.60%, 12/1/15          2,130,216

NR        NR           3,000    Massachusetts IFA
                                (Hingham Water Co.)
                                (AMT), 6.90%, 12/1/29          3,136,260

Baa3      BB+          3,750    Puerto Rico Port
                                Authority (American
                                Airlines) (AMT), 6.25%,
                                6/1/26                         3,822,075
-----------------------------------------------------------------------------
                                                            $ 13,709,660
-----------------------------------------------------------------------------

Insured Education -- 1.2%
-----------------------------------------------------------------------------
Aaa       AAA        $ 2,000    Massachusetts Educational
                                Finance Authority,
                                (AMBAC), (AMT), 7.30%,
                                1/1/12                      $  2,145,260

Aaa       AAA            300    Massachusetts Educational
                                Finance Authority,
                                (MBIA), (AMT), 7.25%,
                                1/1/09                           316,437

Aaa       AAA            400    Massachusetts HEFA
                                (Boston University)
                                "RIBS", (MBIA), Variable,
                                10/1/31/(1)/                     446,500

Aaa       AAA            250    Massachusetts HEFA
                                (Northeastern University)
                                (AMBAC), 7.50%, 10/1/08          265,345
-----------------------------------------------------------------------------
                                                            $  3,173,542
-----------------------------------------------------------------------------

Insured Electric Utilities -- 0.7%
-----------------------------------------------------------------------------
Aaa       AAA        $ 2,000    Massachusetts Municipal
                                Wholesale Electric Co.
                                (MBIA), 4.75%, 7/1/10       $  1,820,460
-----------------------------------------------------------------------------
                                                            $  1,820,460
-----------------------------------------------------------------------------

Insured General Obligations -- 1.3%
-----------------------------------------------------------------------------
Aaa       AAA        $ 1,795    City of Boston (FSA),
                                4.875%, 9/1/09              $  1,700,350

NR        AAA          1,000    Commonwealth of Puerto
                                Rico "RIBS", (AMBAC),
                                Variable, 7/1/15(1)            1,005,000

Aaa       AAA            600    Town of Tyngsborough,
                                (AMBAC), 6.90%, 5/15/08          663,648
-----------------------------------------------------------------------------
                                                            $  3,368,998
-----------------------------------------------------------------------------

Insured Hospitals -- 7.8%
-----------------------------------------------------------------------------
Aaa       AAA        $   300    Massachusetts HEFA
                                (Berkshire Health
                                Systems) (MBIA), 7.60%,
                                10/1/14                     $    320,886

Aaa       AAA          3,750    Massachusetts HEFA (Beth
                                Israel Hospital) Inverse
                                Floaters (AMBAC), (AMT),
                                Variable, 7/1/25/(1)/          3,637,500

Aaa       AAA          1,040    Massachusetts HEFA
                                (Beverly Hospital)
                                (MBIA), 7.30%, 7/1/13          1,112,831

Aaa       AAA          1,500    Massachusetts HEFA
                                (Capital Assist Program),
                                (MBIA), 7.20%, 7/1/09          1,601,895

                       See notes to Financial Statements

Massachusetts Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D




Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)    Security                       Value
--------------------------------------------------------------------------------
Insured Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,050     Massachusetts HEFA
                                (Fallon Healthcare
                                System), (FSA), 6.75%,
                                6/1/20/(2)/                 $  2,237,288

 Aaa       AAA        2,000     Massachusetts HEFA (St.
                                Elizabeth Hospital Issue)
                                "LEVRRS", (FSA),
                                Variable, 8/15/21/(1)/         2,222,500

 Aaa       AAA        2,600     Massachusetts HEFA (St.
                                Luke's Hospital) "Yield
                                Curve Notes", (MBIA),
                                Variable, 8/15/23/(1)/         2,421,250

 Aaa       AAA        2,600     Massachusetts HEFA (St.
                                Luke's Hospital) "Yield
                                Curve Notes", (MBIA),
                                Variable, 8/15/13/(1)/         2,512,250

 Aaa       AAA        3,000     Massachusetts HEFA (The
                                Medical Center of Central
                                Massachusetts) (AMBAC),
                                "CARS", Variable,
                                6/23/22/(1)/                     3,303,750

 Aaa       AAA          700     Massachusetts HEFA
                                (University Hospital)
                                (MBIA), 7.25%, 7/1/19            760,424
--------------------------------------------------------------------------------
                                                            $ 20,130,574
--------------------------------------------------------------------------------

Insured Housing -- 0.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,000     Massachusetts HFA,
                                (AMBAC), 6.45%, 1/1/36      $  2,063,300
--------------------------------------------------------------------------------
                                                            $  2,063,300
--------------------------------------------------------------------------------

Insured Transportation -- 2.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 5,860     Massachusetts Port
                                Authority, (AMT), (FGIC),
                                7.50%, 7/1/20               $  6,381,599
--------------------------------------------------------------------------------
                                                            $  6,381,599
--------------------------------------------------------------------------------

Insured Water and Sewer -- 1.0%
-------------------------------------------------------------------------------
 Aaa       AAA      $ 2,800     Massachusetts State Water
                                Resources Authority
                                (MBIA), 5.00%, 3/1/22       $  2,454,872
--------------------------------------------------------------------------------
                                                            $  2,454,872
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 3.8%
----------------------------------------------------------------------------
 NR        A-       $ 7,800     Plymouth County, MA
                                (Plymouth County
                                Correctional Facility),
                                7.00%, 4/1/22               $  8,564,087

 NR        BBB        1,200     Puerto Rico Industrial,
                                Tourist, Educational,
                                Medical and Environmental
                                Control Authority
                                (Guaynabo Municipal
                                Government Center Lease),
                                5.625%, 7/1/22                 1,105,956
--------------------------------------------------------------------------------
                                                            $  9,670,043
--------------------------------------------------------------------------------

Life Care -- 3.4%
--------------------------------------------------------------------------------
 NR        AAA      $ 2,000     Boston, MA, Industrial
                                Development Financing
                                Authority, 6.00%, 2/1/37    $  1,962,680

 NR        NR         8,000     Massachusetts IFA, 0%,
                                8/1/08                         4,184,800

 NR        NR         6,000     Massachusetts IFA, 0%,
                                8/1/10                         2,734,980
--------------------------------------------------------------------------------
                                                            $  8,882,460
--------------------------------------------------------------------------------

Nursing Homes -- 2.3%
--------------------------------------------------------------------------------
 NR        NR       $ 2,400     Massachusetts HEFA
                                (Fairview Care
                                Facilities), 10.25%,
                                1/1/21                      $  2,676,672

 NR        NR         3,225     Massachusetts IFA (AGE
                                Institute of
                                Massachusetts Project),
                                8.05%, 11/1/25                 3,251,897
--------------------------------------------------------------------------------
                                                            $  5,928,569
--------------------------------------------------------------------------------

Solid Waste -- 0.5%
--------------------------------------------------------------------------------
 NR        NR       $ 1,145     City of Pittsfield, Vicon
                                Recovery Associates,
                                7.95%, 11/1/04              $  1,179,671
--------------------------------------------------------------------------------
                                                            $  1,179,671
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.6%
--------------------------------------------------------------------------------
 Baa1      A        $ 1,000     Puerto Rico Highway and
                                Transportation Authority,
                                5.00%, 7/1/36               $    860,910

 Baa1      A          3,500     Puerto Rico Highway and
                                Transportation Authority,
                                5.50%, 7/1/36                  3,273,970
--------------------------------------------------------------------------------
                                                            $  4,134,880
--------------------------------------------------------------------------------

Transportation -- 10.7%
--------------------------------------------------------------------------------
 NR        BBB      $ 5,950     Guam Airport Authority
                                (AMT), 6.70%, 10/1/23       $  6,071,499

                       See notes to financial statements

Massachusetts Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D




Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                             Value
--------------------------------------------------------------------------------
Transportation (continued)
--------------------------------------------------------------------------------
 Aa        AA-      $ 2,000     Massachusetts Port Authority,
                                6.00%, 7/1/23                      $  2,004,280

 A1        A+        21,900     Massachusetts State Turnpike
                                Authority, 5.00%, 1/1/20             19,434,716
--------------------------------------------------------------------------------
                                                                   $ 27,510,495
--------------------------------------------------------------------------------

Water and Sewer -- 10.4%
--------------------------------------------------------------------------------
 Baa1      BBB      $12,185     City of Boston (Harbor Electric
                                Energy Co.) (AMT), 7.375%,
                                5/15/15                            $ 13,025,764

 A         A          7,175     Massachusetts Water Resources
                                Authority, 5.00%, 3/1/22              6,257,102

 A         A          1,500     Massachusetts Water Resources
                                Authority, 5.25%, 3/1/13              1,422,390

 A         A          4,165     Massachusetts Water Resources
                                Authority, 5.25%, 12/1/15             3,939,590

 NR        NR         2,000     Virgin Islands Water and Power
                                Authority, 7.60%, 1/1/12              2,131,740
--------------------------------------------------------------------------------
                                                                   $ 26,776,586
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $245,151,275)                                 $257,218,417
--------------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 15.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.4% to 5.4% of total investments.



                       See notes to financial statements

Mississippi Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)



Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                               Value
--------------------------------------------------------------------------------
Education -- 4.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     University of Mississippi
                               Educational Building, 5.50%,
                               12/1/27                              $   472,770

 NR        A           470     University of Mississippi
                               Educational Building Athletic
                               Facility, 6.20%, 6/1/16                  481,947
--------------------------------------------------------------------------------
                                                                    $   954,717
--------------------------------------------------------------------------------

Electric Utilities -- 8.0%
--------------------------------------------------------------------------------
 NR        BBB      $  810     Guam Power Authority Revenue
                               Bonds, 6.625%, 10/1/14               $   839,435

 Baa3      NR        1,000     Warren County (Mississippi Power &
                               Light Co.), 7.00%, 4/1/22              1,054,550
--------------------------------------------------------------------------------
                                                                    $ 1,893,985
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.5%
--------------------------------------------------------------------------------
 A         NR       $  750     Mississippi Hospital Equipment and
                               Facilities Authority, (Rankin
                               Medical Center), 5.60%, 3/1/19       $   788,505

 Aaa       NR        1,500     Mississippi Housing Finance Corp.,
                               Single Family (AMT), 0%, 6/1/15          521,595
--------------------------------------------------------------------------------
                                                                    $ 1,310,100
--------------------------------------------------------------------------------

General Obligations -- 4.1%
--------------------------------------------------------------------------------
 Baa1      A        $  250     Commonwealth of Puerto Rico
                               Aqueduct and Sewer Authority,
                               5.00%, 7/1/19                        $   222,158

 Aa3       AA          200     State of Mississippi, 5.10%,
                               11/15/12                                 191,978

 Aa3       NR          500     State of Mississippi, 6.75%,
                               12/1/14                                  556,290
--------------------------------------------------------------------------------
                                                                    $   970,426
--------------------------------------------------------------------------------

Housing -- 13.1%
--------------------------------------------------------------------------------
 Aa        NR       $  500     Hinds County, Woodridge Apartments,
                               (FHA), 6.25%, 11/1/27                $   506,740

                       500     Mississippi Home Corp., Single
                               Family, (AMT), (GNMA), 6.625%,
                               4/1/27                                   514,535

 Aaa       NR          445     Mississippi Home Corp., Single
                               Family, Access Program, (AMT),
                               (GNMA), 8.10%, 12/1/24                   492,553

 Aaa       NR          940     Mississippi Home Corp., Single
                               Family, Access Program, (AMT),
                               (GNMA), 8.125%, 12/1/24                1,039,161

 Aaa       NR          500     Mississippi Home Corp., Single
                               Family, Access Program, (GNMA),
                               (AMT), 6.00%, 12/1/27                    548,975
--------------------------------------------------------------------------------
                                                                    $ 3,101,964
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 11.8%
--------------------------------------------------------------------------------
 A2        A        $1,000     Lowndes County (Weyerhaeuser Co.),
                               6.80%, 4/1/22                        $ 1,121,560

 NR        AA-         500     Mississippi Business Finance Corp.,
                               (AMT), 7.15%, 5/1/16/(1)/                539,725

 Baa3      BB+         490     Puerto Rico Port Authority
                               (American Airlines) (AMT), 6.25%,
                               6/1/26                                   499,418

 A3        A-          600     Warren County (International Paper
                               Co.), (AMT), 6.60%, 3/1/19               627,030
--------------------------------------------------------------------------------
                                                                    $ 2,787,733
--------------------------------------------------------------------------------

Insured Education -- 4.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Mississippi Educational Facilities
                               Authority, (Milsaps College),
                               (MBIA), 6.50%, 11/1/19               $ 1,054,230
--------------------------------------------------------------------------------
                                                                    $ 1,054,230
--------------------------------------------------------------------------------

Insured Electric Utilities -- 5.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Jackson County, Gautier Utility
                               District, (MBIA), 6.375%, 3/1/12     $ 1,048,260

 Aaa       AAA         300     Puerto Rico, Electric Power
                               Authority (FSA), Variable,
                               7/1/03/(2)/                              324,750
--------------------------------------------------------------------------------
                                                                    $ 1,373,010
--------------------------------------------------------------------------------

Insured General Obligations -- 6.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Desoto County School District,
                               (MBIA), 4.75%, 2/1/13                $   893,540

 Aaa       AAA         500     Hinds County, (MBIA), 6.25%,
                               3/1/11                                   539,910
--------------------------------------------------------------------------------
                                                                    $ 1,433,450
--------------------------------------------------------------------------------

Insured Hospitals -- 17.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  250     Alcorn County (Magnolia Regional
                               Health Center), (AMBAC), 5.75%,
                               10/1/13                              $   250,880


                       See notes to financial statements

Mississippi Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted) Security                              Value
--------------------------------------------------------------------------------

Insured Hospitals (continued)
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     City of Gulfport (Gulfport
                               Memorial Hospital), (MBIA),
                               6.20%, 7/1/18                       $ 1,017,120

Aaa        AAA       1,275     Hinds County (Mississippi
                               Methodist Hospital),
                               (AMBAC), 5.60%, 5/1/12                1,280,227

Aaa        AAA         500     Mississippi Development
                               Bank (Adams County
                               Hospital), 5.75%, 7/1/16                491,105

Aaa        AAA       1,000     Mississippi Hospital
                               Equipment and Facilities
                               Authority (Mississippi
                               Baptist Medical Center)
                               (MBIA), 6.00%, 5/1/13                 1,022,710
--------------------------------------------------------------------------------
                                                                   $ 4,062,042
--------------------------------------------------------------------------------

Insured Lease Revenue / Certificates of Participation -- 4.2%
--------------------------------------------------------------------------------
Aaa        AAA      $1,000     Medical Center Building
                               Corp., (University of
                               Mississippi Medical Center)
                               (MBIA), 5.80%, 12/1/14              $ 1,003,950
--------------------------------------------------------------------------------
                                                                   $ 1,003,950
--------------------------------------------------------------------------------

Insured Water and Sewer -- 2.1%
--------------------------------------------------------------------------------
Aaa        AAA      $  500     City of Natchez, Combined
                               Water and Sewer System,
                               (MBIA), 5.70%, 8/1/17               $   487,910
--------------------------------------------------------------------------------
                                                                   $   487,910
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 8.6%
--------------------------------------------------------------------------------
NR         A        $1,000     Mississippi Development
                               Bank, Golden Triangle Solid
                               Waste, 6.00%, 7/1/15                $ 1,006,030

A2         NR        1,000     Mississippi University
                               Educational Building Corp.,
                               Facilities Renovation,
                               6.15%, 6/15/15                        1,023,470
--------------------------------------------------------------------------------
                                                                   $ 2,029,500
--------------------------------------------------------------------------------

Life Care -- 0.9%
--------------------------------------------------------------------------------
NR         NR       $  200     Ridgeland, MS, Urban
                               Renewal, The Orchard
                               Project Series 1993A,
                               7.75%, 12/1/15                      $   207,156
--------------------------------------------------------------------------------
                                                                   $   207,156
--------------------------------------------------------------------------------

Nursing Homes -- 1.3%
--------------------------------------------------------------------------------
NR         NR       $  300     Mississippi Finance Corp.
                               (Magnolia Healthcare),
                               7.99%, 7/1/25                       $   297,054
--------------------------------------------------------------------------------
                                                                   $   297,054
--------------------------------------------------------------------------------

Special Tax Revenue -- 3.0%
--------------------------------------------------------------------------------
Baa1       A        $  750     Puerto Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/36                       $   701,565
--------------------------------------------------------------------------------
                                                                   $   701,565
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $22,420,070)                                  $23,668,792
--------------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/  Security has been issued as an inverse floater bond.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 39.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.5% to 25.9% of total investments.

                       See notes to financial statements

New York Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
           Standard (000
Moody's    & Poor's omitted)    Security                       Value
--------------------------------------------------------------------------------
Assisted Living -- 0.4%
--------------------------------------------------------------------------------
                                Village of North
                                Syracuse, NY, Housing
                                Authority (AJM Senior
                                Housing, Inc., Janus
                                Park), 8.00%, 6/1/24        $  1,959,500
--------------------------------------------------------------------------------
                                                            $  1,959,500
--------------------------------------------------------------------------------

Education -- 16.3%
--------------------------------------------------------------------------------
 Baa2      NR       $ 1,660     City of New Rochelle IDA
                                Civic Facilities,
                                (College of New
                                Rochelle), 6.75%, 7/1/22    $  1,701,268

 NR        AA         1,300     Dormitory Authority, (New
                                York Medical College)
                                (Asset Guaranty), 6.875%,
                                7/1/21                         1,395,953

 Aa        AA         2,650     Dormitory Authority,
                                (Vassar College), 5.00%,
                                7/1/15                         2,436,781

 Aaa       AA+        6,895     Dormitory Authority,
                                State University
                                Educational Facilities,
                                4.75%, 7/1/14                  6,087,664

 Baa1      BBB+       9,850     Dormitory Authority,
                                State University
                                Educational Facilities,
                                5.25%, 5/15/15                 9,075,593

 Baa1      BBB+      28,675     Dormitory Authority,
                                State University
                                Educational Facilities,
                                5.25%, 5/15/19                26,074,177

 Baa1      BBB+      14,680     Dormitory Authority,
                                State University
                                Educational Facilities,
                                5.25%, 5/15/21                13,276,151

 Baa1      BBB+      20,125     Dormitory Authority,
                                State University
                                Educational Facilities,
                                5.50%, 5/15/13                19,202,872

 Baa1      BBB+         415     Dormitory Authority,
                                State University
                                Educational Facilities,
                                7.375%, 5/15/14                  449,433

 Baa1      BBB+       1,300     Dormitory Authority,
                                State University
                                Educational Facilities,
                                7.50%, 5/15/11                 1,495,286

 A         NR         1,000     Dutchess County IDA,
                                (Bard College), 7.00%,
                                11/1/17                        1,072,870

 A1        NR         6,035     Monroe County IDA,
                                (Wilmur Assc.), 7.25%,
                                12/1/16                        6,373,081
--------------------------------------------------------------------------------
                                                            $ 88,641,129
--------------------------------------------------------------------------------

Electric Utilities -- 4.0%
--------------------------------------------------------------------------------
 A1        A+       $   500     New York State Energy
                                Research and Development
                                Authority (Consolidated
                                Edison) (AMT), 7.75%,
                                1/1/24                      $    517,075

 A1        A+         2,365     New York State Energy
                                Research and Development
                                Authority,  (Consolidated
                                Edison) (AMT), 7.50%,
                                7/1/25                         2,509,218

 A1        A+         1,000     New York State Energy
                                Research and Development
                                Authority, (Consolidated
                                Edison) (AMT), 7.50%,
                                1/1/26                         1,066,140

 A1        A          2,500     New York State Energy
                                Research and Development
                                Authority, (Brooklyn
                                Union Gas) (RIBS)(AMT),
                                Variable, 7/1/26/(1)/          2,925,000

 Aa        AA-       12,345     Power Authority of the
                                State of New York, 5.25%,
                                1/1/18                        11,369,992

 NR        NR         3,000     Virgin Islands Water and
                                Power Authority, 7.40%,
                                7/1/11                         3,180,300
--------------------------------------------------------------------------------
                                                            $ 21,567,725
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 7.1%
--------------------------------------------------------------------------------
 Aaa       BBB      $ 1,000     Dormitory Authority,
                                (City University),
                                7.625%, 7/1/20              $  1,109,270

 Baa1      NR         2,250     Dormitory Authority,
                                (Upstate Community
                                College), 7.20%, 7/1/21        2,492,573

 Baa1      NR         2,000     Dormitory Authority,
                                (Upstate Community
                                College), 7.30%, 7/1/21        2,223,060

 Baa1      BBB+       2,000     Dormitory Authority,
                                State University
                                Educational Facilities,
                                5.50%, 5/15/19                 1,881,740

 Aaa       AAA          500     Erie County Water
                                Authority, Water Works
                                System, (AMBAC), 6.00%,
                                12/1/08                          533,310

 Aaa       AAA          500     Metropolitan
                                Transportation Authority
                                Commuter Facilities
                                Bonds, 7.50%, 7/1/19             550,605

 Aaa       BBB        1,000     New York State Housing
                                Finance Agency (HFA),
                                Service Contracts, 7.80%,
                                9/15/01                        1,126,510

 NR        AAA           70     New York State Medical
                                Care Facilities Finance
                                Agency (MCFFA) Mental
                                Health Services
                                Facilities, 7.75%, 8/15/10        77,223

                       See Notes to Financial Statements

New York Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                      Value
------------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
------------------------------------------------------------------------------
 Aaa       AAA      $ 3,320     New York State (MCFFA),
                                Mental Health Services
                                Facilities, 7.50%, 2/15/21  $  3,705,220

 Aaa       AAA        1,775     New York State (HFA),
                                Service Contracts,
                                7.375%, 9/15/21                1,999,538

 Aaa       AAA          225     New York State  (MCFFA),
                                Mental Health Services
                                Facilities, 7.875%,
                                8/15/08                          251,618

 NR        AA-          500     New York State Power
                                Authority, Series V,
                                8.00%, 1/1/17                    525,080

 Baa1      BBB        4,750     New York State Thruway
                                Authority, Local Highway
                                and Bridge Service
                                Contract Bonds, 7.25%,
                                1/1/10/(2)/                    5,233,550

 Baa1      BBB          500     New York State Urban
                                Development Corporation
                                (UDC), Alfred Technology,
                                7.875%, 1/1/20                   550,210

 Baa1      BBB          750     New York State Urban
                                Development Corp. (UDC),
                                Clarkson Center, 7.80%,
                                1/1/20                           840,203

 Baa1      BBB          750     New York State UDC,
                                Clarkson Center, 8.00%,
                                1/1/20                           844,635

 Aaa       NR         8,100     New York State UDC,
                                Correctional Facilities,
                                6.50%, 1/1/21                  8,622,369

 Baa1      AAA        3,750     Puerto Rico Aqueduct and
                                Sewer Authority, 7.875%,
                                7/1/17                         4,003,163

 Aaa       AAA        1,760     Puerto Rico Highway and
                                Transportation Authority
                                - Highway Revenue,
                                6.625%, 7/1/18                 1,939,995
------------------------------------------------------------------------------
                                                            $ 38,509,872
------------------------------------------------------------------------------

General Obligations -- 1.4%
------------------------------------------------------------------------------
 Aaa       BBB+     $   475     New York, NY, 7.50%,
                                2/1/18                      $    536,565

 Baa1      BBB+       3,525     New York, NY, 7.50%,
                                2/1/18                         3,872,777

 AA        AA         1,700     Onondaga County, NY,
                                5.875%, 2/15/11                1,785,646

 AA        AA         1,600     Onondaga County, NY,
                                5.875%, 2/15/12                1,676,064
------------------------------------------------------------------------------
                                                            $  7,871,052
------------------------------------------------------------------------------

Hospitals -- 16.8%
------------------------------------------------------------------------------
 Aa        AAA      $ 1,500     Dormitory Authority,
                                (Long Island Jewish
                                Medical Center) (FHA),
                                7.75%, 8/15/27              $  1,563,975

 NR        AAA        1,000     Dormitory Authority, (St.
                                Francis Hospital) (FHA),
                                7.65%, 8/1/30                  1,085,240

 NR        AA         1,000     Dormitory Authority, (St.
                                Johns) (FHA), 6.05%,
                                2/1/16                         1,002,260

 Baa1      BBB+      10,000     Dormitory Authority,
                                (Mental Health
                                Facilities), 5.375%,
                                2/15/26                        8,964,500

 NR        AAA        6,705     Dormitory Authority,
                                (United Health Services),
                                (FHA), 7.35%, 8/1/29           7,156,112

 Aa        AA         1,000     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.55%, 8/15/12                 1,043,470

 Aa        AA         9,000     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.70%, 8/15/23                 9,405,450

 Aa        AA         1,050     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.75%, 2/15/12                 1,113,819

 Aa        AA         1,500     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                6.95%, 2/15/32                 1,595,865

 Aa        AA         2,190     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.00%, 8/15/32                 2,351,819

 Aa        AA         6,600     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.25%, 2/15/31                 7,098,960

 Aa        AA           745     New York State MCFFA,
                                Hospital and Nursing
                                Insured Mortgage (FHA),
                                7.35%, 2/15/29                   791,443

 Aa        AA         3,500     New York State MCFFA,
                                Insured Mortgage (FHA),
                                6.20%, 8/15/14                 3,580,780

 Aa        AA         6,625     New York State MCFFA,
                                Insured Mortgage (FHA),
                                6.20%, 8/15/15                 6,723,116

 Aa        AA         6,550     New York State MCFFA,
                                Insured Mortgage (FHA),
                                6.25%, 8/15/15                 6,667,638

 Aa        AA           950     New York State MCFFA,
                                Insured Mortgage (FHA),
                                7.45%, 8/15/31                 1,028,119

 Baa1      BBB+       1,230     New York State MCFFA,
                                Mental Health Services
                                Facilities, 7.50%, 2/15/21     1,350,626

 Baa1      BBB+          75     New York State MCFFA,
                                Mental Health Services
                                Facilities, 7.75%, 8/15/10        81,655

 Baa1      BBB+         270     New York State MCFFA,
                                Mental Health Services
                                Facilities, 7.875%,
                                8/15/08                          298,496

                       See notes to financial statements

New York Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)    Security                   Value
---------------------------------------------------------------------------

Hospitals (continued)
---------------------------------------------------------------------------
Baa        BBB       $ 5,540     New York State MCFFA,
                                 Secured Hospital, 7.35%,
                                 8/15/11                     $  6,029,459

Baa        BBB        19,700     New York State MCFFA,
                                 Secured Hospital
                                 (Brookdale), 6.80%,
                                 8/15/12                       20,605,608

Baa1       BBB+        1,800     Syracuse Industrial
                                 Development Agency (IDA),
                                 St. Joseph's Hospital
                                 Health Center, 7.50%,
                                 6/1/18                         2,011,302
---------------------------------------------------------------------------
                                                             $ 91,549,712
---------------------------------------------------------------------------

Housing -- 6.2%
---------------------------------------------------------------------------
NR         NR        $ 4,619     New York City Housing
                                 Development Corporation
                                 (HDC), Allerville, 6.50%,
                                 11/15/18                    $  4,653,931

NR         NR          2,025     New York City HDC,
                                 Dayton, 6.50%, 11/15/18        2,048,842

NR         AAA         2,550     New York City HDC,
                                 Multi-Unit Management,
                                 7.35%, 6/1/19                  2,697,390

Aa         AAA           235     New York State Housing
                                 Finance Agency, Baytown,
                                 7.10%, 8/15/35                   246,727

Aa         NR         37,865     New York State Mortgage
                                 Agency, 0%, 10/1/14            7,298,857

Aa         NR            500     New York State Mortgage
                                 Agency, 6.65%, 4/1/22            516,715

Aa2        NR          8,750     New York State Mortgage
                                 Agency, 6.90%, 4/1/15          9,416,575

Aa         NR          1,000     New York State Mortgage
                                 Agency, 7.50%, 4/1/15          1,068,800

Aa2        NR            450     New York State Mortgage
                                 Agency, 7.70%, 10/1/12           473,949

Aa2        NR          2,850     New York State Mortgage
                                 Agency (AMT), 6.40%,
                                 10/1/20                        2,912,216

Aa2        NR          1,600     New York State Mortgage
                                 Agency (AMT), 7.95%,
                                 10/1/21                        1,694,176

Baa        BBB           350     Puerto Rico Commonwealth
                                 Urban Renewal and Housing
                                 Corp., 7.875%, 10/1/04           379,043

Aaa        AAA           330     Puerto Rico Housing
                                 Financial Corp. Single
                                 Family (GNMA), 7.65%,
                                 10/15/22                         346,279
---------------------------------------------------------------------------
                                                             $ 33,753,500
---------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 1.0%
---------------------------------------------------------------------------
Aaa        AAA       $ 5,830     New York City, 5.375%,
                                 7/1/23                      $  5,441,780
---------------------------------------------------------------------------
                                                             $  5,441,780
---------------------------------------------------------------------------

Insured Colleges and Universities -- 0.1%
---------------------------------------------------------------------------
Aaa        AAA       $   450     Dormitory Authority,
                                 (Colgate University)
                                 (MBIA), 6.00%, 7/1/16       $    469,643
---------------------------------------------------------------------------
                                                             $    469,643
---------------------------------------------------------------------------

Insured Electric Utilities -- 1.3%
---------------------------------------------------------------------------
Aaa        AAA       $ 2,200     New York State Energy
                                 Research and Development
                                 Authority, (Brooklyn
                                 Union Gas) (MBIA), 5.50%,
                                 1/1/21                      $  2,089,450

Aaa        AAA         5,000     Puerto Rico Telephone
                                 Authority (MBIA)
                                 Variable, 1/25/07 /(1)/        5,018,750
---------------------------------------------------------------------------
                                                             $  7,108,200
---------------------------------------------------------------------------

Insured General Obligations -- 2.6%
---------------------------------------------------------------------------
Aaa        AAA       $   700     Bethlehem Central School
                                 District (AMBAC), 7.10%,
                                 11/1/08                     $    815,864

Aaa        AAA           700     Bethlehem Central School
                                 District (AMBAC), 7.10%,
                                 11/1/09                          815,934

Aaa        AAA           770     Chautauqua County
                                 Unlimited Tax (FGIC),
                                 6.40%, 9/15/09                   846,854

Aaa        AAA         1,035     Erie County Water
                                 Authority (AMBAC), 0%,
                                 12/1/17                          235,804

Aaa        AAA           700     Jamestown, (Secondary
                                 AMBAC), 7.10%, 3/15/09           807,751

Aaa        AAA           700     Jamestown, (Secondary
                                 AMBAC), 7.10%, 3/15/10           806,939

Aaa        AAA           700     Jamestown, (Secondary
                                 AMBAC), 7.10%, 3/15/11           808,773

Aaa        AAA           675     Jamestown, (Secondary
                                 AMBAC), 7.10%, 3/15/12           781,029

Aaa        AAA           675     Jamestown, (Secondary
                                 AMBAC), 7.10%, 3/15/13           781,576

Aaa        AAA           515     Jamestown, (Secondary
                                 AMBAC), 7.10%, 3/15/14           596,313

Aaa        AAA         1,930     New York, NY (AMBAC),
                                 7.00%, 8/1/17                  2,114,199

Aaa        AAA         4,500     Puerto Rico (FSA),
                                 Variable, 7/1/22 /(1)/         4,522,500
---------------------------------------------------------------------------
                                                             $ 13,933,536
---------------------------------------------------------------------------

Insured Hospitals -- 1.8%
---------------------------------------------------------------------------
Aaa        AAA       $ 2,965     New York State Dormitory
                                 Authority (Mt. Sinai)
                                 (MBIA), 5.15%, 7/1/24       $  2,723,264

                       See notes to financial statements

New York Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                    Value
--------------------------------------------------------------------------------

Insured Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA       $ 1,300    New York State MCFFA, New
                                York Hospital (FHA)
                                (AMBAC), 6.60%, 2/15/11     $  1,393,886

 Aaa       AAA         5,400    New York State MCFFA, New
                                York Hospital (FHA)
                                (AMBAC), 6.75%, 8/15/14        5,862,240
--------------------------------------------------------------------------------
                                                            $  9,979,390
--------------------------------------------------------------------------------

Insured Housing -- 0.1%
--------------------------------------------------------------------------------
 Aaa       AAA       $   500    New York City HDC,
                                Charter Oaks (MBIA),
                                7.375%, 4/1/17              $    516,305
--------------------------------------------------------------------------------
                                                            $    516,305
--------------------------------------------------------------------------------

Insured Life Care -- 0.3%
--------------------------------------------------------------------------------
 Aaa       AAA       $ 1,500    New York State MCFFA,
                                Long Term Health Care
                                (FSA), 6.80%, 11/1/14       $  1,605,030
--------------------------------------------------------------------------------
                                                            $  1,605,030
--------------------------------------------------------------------------------

Insured Miscellaneous -- 0.1%
--------------------------------------------------------------------------------
 Aaa       AAA       $   500    New York City IDA, (USTA
                                National Tennis Center
                                Inc.) (FSA), 6.375%,
                                11/15/14                    $    527,915
--------------------------------------------------------------------------------
                                                            $    527,915
--------------------------------------------------------------------------------

Insured Solid Waste -- 1.7%
--------------------------------------------------------------------------------
 Aaa       AAA       $ 1,650    Dutchess County Resource
                                Recovery Solid Waste
                                (FGIC), 7.50%, 1/1/09       $  1,778,733

 Aaa       AAA         6,795    Islip Resource Recovery
                                Agency (MBIA), 6.50%,
                                7/1/09                         7,376,516
--------------------------------------------------------------------------------
                                                            $  9,155,249
--------------------------------------------------------------------------------

Insured Transportation -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA       $ 3,000    Triborough Bridge and
                                Tunnel Authority of New
                                York, RITES
                                (AMBAC),Variable,
                                1/1/12 /(1)/                $  3,270,000

 Baa       AAA         3,000    Triborough Bridge and
                                Tunnel Authority, (MBIA),
                                Variable, 1/1/19 /(1)/         3,018,750
--------------------------------------------------------------------------------
                                                            $  6,288,750
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 12.2%
--------------------------------------------------------------------------------
 Baa1      BBB       $ 8,000    Dormitory Authority,
                                (City University),
                                5.625%, 7/1/16              $  7,690,240

 Baa1      BBB           250    Dormitory Authority,
                                (City University),
                                6.375%, 7/1/08                   257,860

 Baa1      BBB         5,100    Dormitory Authority,
                                (City University), 7.00%,
                                7/1/09                         5,576,799

 Baa1      BBB         4,325    Dormitory Authority,
                                (City University), 7.50%,
                                7/1/10                         4,930,846

 Baa1      BBB         1,000    Dormitory Authority, City
                                University, (Cross-over
                                Refunded '98), 8.125%,
                                7/1/08                         1,063,280

 Baa1      BBB         8,500    New York State Dormitory
                                Authority, (City
                                University), 6.00%, 7/1/20     8,504,335

 Baa       BBB+       13,380    New York State HFA Health
                                Facilities, 6.00%, 5/1/06     13,467,504

 NR        BBB         5,865    New York State Thruway
                                Authority, 0%, 1/1/01          4,793,992

 NR        BBB         2,350    New York State Thruway
                                Authority, 0%, 1/1/03          1,705,818

 Baa1      BBB        16,950    New York State UDC,
                                5.70%, 4/1/20                 16,330,307

 A         A           1,825    Syracuse-Hancock
                                International Airport,
                                6.625%, 1/1/12                 1,911,523
--------------------------------------------------------------------------------
                                                            $ 66,232,504
--------------------------------------------------------------------------------

Life Care -- 1.1%
--------------------------------------------------------------------------------
 NR        NR        $ 4,000    Glen Cove, Industrial
                                Development Agency, 9.50%,
                                7/1/12                      $  4,000,000

 Baa1      BBB+        1,090    New York State Medical
                                Care Facilities, 7.625%,
                                8/15/17                        1,228,005

 Baa1      BBB+          490    New York State Medical
                                Care Facilities, 7.625%,
                                8/15/17                          535,364
--------------------------------------------------------------------------------
                                                            $  5,763,369
--------------------------------------------------------------------------------

Miscellaneous -- 1.7%
--------------------------------------------------------------------------------
 Aa2       AA        $   635    City of New York
                                Municipal Assistance
                                Corp., 7.625%, 7/1/08       $    687,083

 Aaa       NR          1,300    New York City IDA, (YMCA
                                of Greater New York),
                                8.00%, 8/1/16                  1,485,081

 NR        NR          7,000    VRDC-IVRC Trust, (NY
                                MTA), Variable,
                                6/26/02 /(1)/                  7,122,500
--------------------------------------------------------------------------------
                                                            $  9,294,664
--------------------------------------------------------------------------------


                       See notes to financial statements

New York Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                         Value
------------------------------------------------------------------------------

Solid Waste -- 1.9%
------------------------------------------------------------------------------
Baa1       NR       $ 9,530     New York State EFC Resource
                                Recovery, Huntington, 7.50%,
                                10/1/12                         $ 10,315,844
------------------------------------------------------------------------------
                                                                $ 10,315,844
------------------------------------------------------------------------------

Special Tax Revenue -- 12.5%
------------------------------------------------------------------------------
A3         A        $ 5,000     New York State Local Government
                                Assitance Corporation (LGAC),
                                5.00%, 4/1/21                   $  4,365,450

A3         A         14,000     New York State LGAC,
                                5.00%, 4/1/21                     12,467,279

A3         A         11,170     New York State LGAC,
                                5.00%, 4/1/23                      9,702,039

A3         A         32,300     New York State LGAC,
                                5.375%, 4/1/19                    30,169,168

A3         A          5,225     New York State LGAC,
                                5.50%, 4/1/17                      5,080,006

NR         BBB+       2,630     New York State Municipal Bond
                                Bank Agency, 6.875%, 3/15/06       2,800,030

Baa1       BBB        3,335     Triborough Bridge and Tunnel
                                Authority, Convention Center,
                                6.00%, 1/1/11                      3,364,181
------------------------------------------------------------------------------
                                                                $ 67,948,153
------------------------------------------------------------------------------

Transportation -- 4.6%
------------------------------------------------------------------------------
A1         AA-      $ 1,500     Port Authority of New York and
                                New Jersey (AMT), Variable,
                                1/15/27/(1)/                    $  1,576,875

Baa3       BB+        2,800     Port Authority of New York and
                                New Jersey, (Delta Airlines),
                                6.95%, 6/1/08                      2,971,192

Aa         A+         7,460     Triborough Bridge and Tunnel
                                Authority, 5.20%, 1/1/27           6,745,630

Aa         A+        11,580     Triborough Bridge and Tunnel
                                Authority, 5.50%, 1/1/17          11,340,062

Aa         A+         2,500     Triborough Bridge and Tunnel
                                Authority, 6.125%, 1/1/21          2,645,500
------------------------------------------------------------------------------
                                                                $ 25,279,259
------------------------------------------------------------------------------

Water and Sewer -- 3.7%
------------------------------------------------------------------------------
Aa2        A        $ 2,750     New York State EFC, State Water
                                Pollution Control, 7.00%,
                                6/15/12                         $  3,011,140

Aa2        A+         4,545     New York State EFC, State Water
                                Pollution Control, 7.20%,
                                3/15/11                            4,913,918

Aa         A            150     New York State EFC, State Water
                                Pollution Control, 7.50%,
                                6/15/12                              164,204

Aa         A         11,050     New York State Environmental
                                Facilities Corporation (EFC),
                                State Water Pollution Control,
                                6.875%, 6/15/10                   12,047,373
------------------------------------------------------------------------------
                                                                $ 20,136,635
------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $520,628,074)                              $543,848,716
------------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 9.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 0.5% to 5.4% of total investments.

                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)



Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
--------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                            Value
--------------------------------------------------------------------------------

Education -- 5.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,000     Ohio Higher Education Facilities
                                (University of Dayton) (FGIC),
                                5.80%, 12/1/14                     $  1,009,110

 Aa3       AA-          550     Ohio State Higher Educational
                                Facilities, (Case Western
                                University), 6.50%, 10/1/20             606,210

 A1        NR         6,000     Ohio State Student Loan Funding
                                Corp (AMT), 6.10%, 8/1/07             6,025,920

 A1        NR         5,000     Ohio State Student Loan Funding
                                Corp (AMT), 6.10%, 8/1/08             5,003,400

 A1        AA-          650     University of Cincinnati, 6.50%,
                                6/1/11                                  688,591

 Aaa       AAA        1,000     University of Cincinnati, 6.50%,
                                12/1/11                               1,041,200
--------------------------------------------------------------------------------
                                                                   $ 14,374,431
--------------------------------------------------------------------------------

Electric Utilities -- 5.0%
--------------------------------------------------------------------------------
 NR        BBB      $ 5,500     Guam Power Authority, 5.25%,
                                10/1/13                            $  4,962,375

 A1        A+         1,185     Ohio State Air Quality Development
                                Authority, 6.10%, 9/1/30              1,203,356

 Baa1      BBB+      20,165     Puerto Rico Electric Power
                                Authority, 0%, 7/1/17                 6,175,530

 Baa1      BBB+         360     Puerto Rico Electric Power
                                Authority, 7.125%, 7/1/14               384,178

 NR        NR         1,000     Virgin Islands Water and Power
                                Authority, 7.40%, 7/1/11              1,060,100
--------------------------------------------------------------------------------
                                                                   $ 13,785,539
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.4%
--------------------------------------------------------------------------------
 NR        BBB+     $ 1,000     Lucas County (Flowers Hospital),
                                6.125%, 12/1/13                    $  1,076,030
--------------------------------------------------------------------------------
                                                                   $  1,076,030
--------------------------------------------------------------------------------

General Obligations -- 6.3%
--------------------------------------------------------------------------------
 NR        NR       $ 3,035     Belmont County, 7.30%,
                                12/1/12                            $  3,228,967

 A1        NR           725     City of Medina, OH Fire Station
                                Improvement, 3.00%, 12/1/10             533,216

 Ba1       BBB        2,450     Cleveland City School District,
                                7.25%, 6/15/98                        2,480,527

 NR        NR           800     Mahoning Valley, OH, Sanitation
                                District, 7.80%, 12/15/08               868,400

 NR        NR           950     Mahoning Valley, OH, Sanitation       1,031,225
                                District, 7.80%, 12/15/09

 Aa1       AA+        1,500     Ohio State Infrastructure
                                Improvement, 0%, 8/1/11                 674,940

 NR        NR         1,000     Tuscarawas Public Library
                                Improvement, 6.90%, 12/1/11           1,029,670

 Baa       NR         6,855     Youngstown, OH, 7.35%,
                                7/1/05                                7,372,826
--------------------------------------------------------------------------------
                                                                   $ 17,219,771
--------------------------------------------------------------------------------

Hospitals -- 22.8%
--------------------------------------------------------------------------------
 NR        AAA      $ 1,000     Allen County OH  LIMA
                                Convalescent Home Foundation
                                (GNMA), 6.40%, 1/1/21              $  1,036,560

 Baa3      BBB-       1,000     Butler County (Hamilton-Hughe
                                Hospital), 7.50%, 1/1/10              1,062,220

 A2        A          1,015     City of Garfield Heights
                                (Marymount Hospital), 6.65%,
                                11/15/11                              1,070,328

 A2        A          1,000     City of Garfield Heights
                                (Marymount Hospital), 6.70%,
                                11/15/15                              1,055,040

 A1        A+         2,100     Cuyahoga County, Fairview General
                                Hospital, 6.25%, 8/15/10              2,146,242

 A1        A          2,000     Cuyahoga County, Meridia Health
                                System, 6.50%, 8/15/12                2,059,040

 A1        A          2,370     Cuyahoga County, Meridia Health
                                System, 7.00%, 8/15/23                2,518,457

 Aa3       AA         4,450     Cuyahoga County, University
                                Hospitals Health System, 6.00%,
                                1/15/22                               4,450,757

 Aa3       AA           750     Cuyahoga County, University
                                Hospitals Health System, 6.50%,
                                1/15/19                                 773,730

 NR        BBB+       3,705     Defiance Hospital, Inc., 7.625%,
                                11/1/03                               3,786,251

 Baa3      BBB          765     East Liverpool City Hospital-
                                Series A, 8.00%, 10/1/21                803,717

 Baa3      BBB        1,000     East Liverpool City Hospital-
                                Series B, 8.00%, 10/1/21              1,050,610

 A2        A          4,000     Erie County (Firelands Community
                                Hospital), 6.75%, 1/1/08              4,187,720

 Aa3       NR         2,000     Franklin County (Children's
                                Hospital), 5.75%, 11/1/20             1,936,000

 Aa3       NR         3,000     Franklin County (Children's
                                Hospital), 6.60%, 5/1/13              3,200,190

 A1        A          5,115     Hamilton County (Bethesda
                                Hospital, Inc.), 6.25%, 1/1/12        5,245,279

                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------------
Hospitals (continued)
--------------------------------------------------------------------------------
 Aa2       NR       $ 1,000     Hamilton County, OH
                                Wesley Hall, 6.50%, 3/1/15  $  1,050,860

 A1        A+         5,900     Lorain County (Humility
                                of Mary Health Care
                                Corp.), 5.90%, 12/15/08        5,989,385

 A1        A+         1,095     Lorain County (Humility
                                of Mary Health Care
                                Corp.), 7.125%, 12/15/06       1,179,293

 A1        A+         1,000     Lorain County (Humility
                                of Mary Health Care
                                Corp.), 7.20%, 12/15/11        1,073,590

 NR        A+         1,750     Lorain, OH, Hospital
                                Improvement, (Lakeland
                                County Hospital), 6.50%,
                                11/15/12                       1,819,545

 Baa       BBB        3,800     Miami, Upper Valley
                                Medical Center, 6.375%,
                                5/15/26                        3,832,794

 NR        NR        10,000     Mt Vernon, (Knox
                                Community Hospital),
                                7.875%, 6/1/12                10,309,799

 Aa1       NR           600     Warren County, Hospital
                                Facilities (Otterbein
                                Homes), 7.20%, 7/1/11            643,746
--------------------------------------------------------------------------------
                                                            $ 62,281,153
--------------------------------------------------------------------------------

Housing -- 11.4%
--------------------------------------------------------------------------------
 Aa        NR       $ 1,300     City of Clermont, Laurels
                                (FHA), 6.00%, 9/1/20        $  1,285,427

 Aa        NR         5,985     Franklin County MFMR -
                                Tuttle Park (FHA), (AMT),
                                6.60%, 3/1/36                  6,221,347

 Aa        NR         2,500     Franklin County MFMR -
                                Tuttle Park (FHA), (AMT),
                                6.50%, 3/1/26                  2,589,425

 NR        NR         3,645     Franklin County,
                                (Hamilton Creek
                                Apartments) (FHA), (AMT),
                                5.55%, 7/1/24                  3,384,455

 NR        NR         1,000     Franklin County,
                                (Hamilton Creek
                                Apartments) (FHA), (AMT),
                                5.80%, 7/1/14                    979,630

 NR        NR         3,000     Lucas County, County
                                Creek Project (AMT),
                                8.00%, 7/1/26                  2,869,410

 Aaa       AAA          935     Ohio HFA SFMR, (GNMA)
                                (AMT), Variable,               1,002,788
                                3/1/31 /(1)/

 NR        AAA        3,310     Ohio HFA, (GNMA), (AMT),
                                6.375%, 3/1/25                 3,343,597

 NR        NR         4,595     Ohio HFA, (GNMA), (AMT),
                                6.70%, 3/1/25                  4,743,510

 Aa        NR         1,000     Ohio HFA, Aristocrat
                                South Board & Care (FHA),
                                (AMT), 7.30%, 8/1/31           1,041,820

 NR        AAA        1,250     Ohio HFA, MFMR-Asbury
                                Woods (FHA), 7.00%,
                                10/1/24                        1,282,350

 Baa1      A          2,925     Puerto Rico Commonwealth
                                Urban Renewal and Housing
                                Corp., 0%, 10/1/99             2,601,729
--------------------------------------------------------------------------------
                                                            $ 31,345,488
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 12.6%
--------------------------------------------------------------------------------
 Aa        NR       $ 2,000     Cuyahoga OH IDR -
                                Chippewa Place, 6.60%,
                                8/1/15                      $  2,081,760

 A3        NR         3,750     Ohio Air Quality
                                Development Authority,
                                (Ashland Oil Inc.),
                                6.85%, 4/1/10                  3,883,875

 NA        NA           850     Ohio Economic Development
                                Commission, (Ohio
                                Enterprise Bond
                                Fund-Progress Plastics
                                Products), (AMT), 6.80%,
                                12/1/01                          892,432

 NR        BB-        1,020     Ohio Economic
                                Development, (Kmart
                                Corp.), 6.75%, 5/15/07         1,033,178

 NR        AA         1,000     Ohio Pollution Control,
                                (Standard Oil Co.),
                                6.75%, 12/1/15                 1,132,260

 Baa2      BB-        3,885     Ohio Water Development
                                Authority, (Union Carbide
                                Corp.), 5.50%, 1/15/07         3,885,078

 NA        A-           565     Ohio, Enterprise Bond
                                Fund, (Burrows Paper
                                Corp.) (AMT), 7.625%,
                                6/1/11                           614,042

 NR        A-           270     Ohio, Enterprise Bond
                                Fund, (Cheryl & Co.)
                                (AMT), 5.50%, 12/1/04            276,761

 NR        A-           530     Ohio, Enterprise Bond
                                Fund, (Cheryl & Co.),
                                (AMT), 5.90%, 12/1/09            541,300

 NR        A-         1,695     Ohio, Enterprise Bond
                                Fund, (Consolidated
                                Biscuit), (AMT), 7.00%,
                                12/1/09                        1,808,175

 NR        NR         3,300     Ohio, Enterprise Bond
                                Fund, (J J & W LP) (AMT),
                                6.70%, 12/1/14                 3,403,620

 NA        NA           750     Ohio, Enterprise Bond
                                Fund, (Luigino's Inc.)
                                (AMT), 6.85%, 6/1/01             759,863

 NA        A-         1,525     Ohio, Enterprise Bond
                                Fund, (Progress Plastic
                                Products) (AMT), 7.80%,
                                12/1/09                        1,693,482

 NA        A-         1,000     Ohio, Enterprise Bond
                                Fund, (Royal Appliance
                                Manufacturing Co.) (AMT),
                                7.625%, 12/1/11                1,067,700

 NA        A-           680     Ohio, Enterprise Bond
                                Fund, (Royal Appliance
                                Manufacturing Co.) (AMT),
                                7.625%, 12/1/11                  732,333


                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Tax - Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------  Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                      Value
----------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
----------------------------------------------------------------------------
 NR        A-       $   880     Ohio, Enterprise Bond
                                Fund, (VSM Corp.) (AMT),
                                7.375%, 12/1/11             $    936,320

 Ba1       NR         1,500     Portage County, (Kroger
                                Corp.), 7.25%, 7/1/99          1,543,545

 Baa3      BB+        4,000     Puerto Rico Port
                                Authority (American
                                Airlines) (AMT), 6.25%,
                                6/1/26                         4,076,880

 NR        NR         3,000     State of Ohio, Solid
                                Waste (Republic
                                Engineered Steel, Inc.)
                                (AMT), 9.00%, 6/1/21           3,019,890

 Ba1       NR         1,000     Summit County, (Kroger
                                Corp.), 6.85%, 7/1/99          1,020,720
----------------------------------------------------------------------------
                                                            $ 34,403,214
----------------------------------------------------------------------------

Insured Electric Utilities -- 3.6%
----------------------------------------------------------------------------
 Aaa       AAA      $ 1,650     Cleveland Public Power
                                System, (MBIA), 7.00%,
                                11/15/17                    $  1,805,463

 Aaa       AAA        4,000     Cleveland, OH, Public
                                Power System (MBIA),
                                5.00%, 11/15/20                3,602,800

 NR        NR         2,000     Cuyahoga County Medical
                                Center Utility System
                                (MBIA)  (AMT), 6.10%,
                                8/15/15                        2,028,980

 Aaa       AAA        2,300     Puerto Rico Electric
                                Power Authority (FSA),
                                Variable, 7/1/02 /(1)/         2,463,875
----------------------------------------------------------------------------
                                                            $  9,901,118
----------------------------------------------------------------------------

Insured General Obligations -- 2.6%
----------------------------------------------------------------------------
 NR        AAA      $ 1,700     Commonwealth of Puerto
                                Rico "RIBS", (AMBAC),
                                Variable, 7/1/15 /(1)/      $  1,708,500

 Aaa       AAA          500     Hilliard Ohio School
                                District (FGIC), 5.00%,
                                12/1/20                          452,090

 Aaa       AAA        2,000     North Olmsted, OH
                                (AMBAC), 5.00%, 12/1/16        1,827,820

 Aaa       AAA        3,000     Puerto Rico (FSA),
                                Variable, 7/1/22 /(1)/         3,015,000
----------------------------------------------------------------------------
                                                            $  7,003,410
----------------------------------------------------------------------------

Insured Hospitals -- 12.6%
----------------------------------------------------------------------------
 Aaa       AAA      $ 2,500     Akron, Bath and Copley
                                Townships Children's
                                Hospital Medical Center
                                of Akron, (AMBAC), 5.25%,
                                11/15/20                    $  2,277,850

 Aaa       AAA      $ 1,000     Clermont County, Mercy
                                Health System (AMBAC)
                                Variable, 10/5/21 /(1)/     $  1,188,750

 Aaa       AAA        1,750     Cuyahoga County,
                                (Fairview Hospital)
                                (MBIA), 5.50%, 1/15/17         1,681,558

 Aaa       AAA        1,500     Cuyahoga County,
                                (Fairview Hospital)
                                (MBIA), 5.50%, 8/15/19         1,419,660

 Aaa       AAA        9,500     Franklin County,
                                Riverside United
                                Methodist (AMBAC), 5.75%,
                                5/15/20                        9,291,379

 Aaa       AAA        3,325     Franklin County,
                                Riverside United
                                Methodist (MBIA), 5.75%,
                                5/15/20                        3,251,983

 Aaa       AAA        2,750     Mansfield General
                                Hospital (AMBAC), 6.70%,
                                12/1/09                        2,973,328

 Aaa       AAA        5,000     Middleburg Heights
                                Hospital-Southwestern
                                General (FSA), 5.75%,
                                8/15/21                        4,887,500

 Aaa       AAA        1,000     Montgomery County, (Miami
                                Valley Hospital) (AMBAC),
                                6.25%, 11/15/16                1,029,500

 Aaa       AAA        6,565     Portage County, (Robinson
                                Memorial Hospital),
                                (MBIA), 5.80%, 11/15/15        6,572,221
----------------------------------------------------------------------------
                                                            $ 34,573,729
----------------------------------------------------------------------------

Insured Housing -- 1.1%
----------------------------------------------------------------------------
 Aaa       AAA      $   750     Ohio Capital Corp. FHA
                                Insured Mortgage Loans,
                                (MBIA), 6.50%, 1/1/25       $    762,428

 NR        NR           975     Ohio Capital Corp. FHA
                                Insured Mortgage Loans,
                                (MBIA), 7.25%, 7/1/24          1,007,838

 Aaa       AAA        1,100     Ohio Capital Corp. MFMR -
                                Horizon Apts. (MBIA),
                                6.50%, 1/1/23                  1,130,030
----------------------------------------------------------------------------
                                                            $  2,900,296
----------------------------------------------------------------------------

Insured Industrial Development Revenue /
Pollution Control Revenue -- 3.5%
----------------------------------------------------------------------------
 NR        NR       $ 7,000     Ohio Air Quality
                                Development Authority,
                                JMG Funding, L.P.,
                                (AMBAC) (AMT), 6.375%,
                                1/1/29                      $  7,221,199

 Aaa       AAA        2,500     University of
                                Cincinnati-Ohio (MBIA),
                                5.125%, 6/1/24                 2,278,325
----------------------------------------------------------------------------
                                                            $  9,499,524
----------------------------------------------------------------------------

                       See notes to financial statements

Ohio Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
           Standard   (000
Moody's    & Poor's   omitted)   Security                      Value
----------------------------------------------------------------------------
Insured Lease Revenue / Certificates
of Participation -- 0.2%
----------------------------------------------------------------------------
 Aaa       AAA      $ 1,000     Ohio Higher Education
                                (University of Dayton),
                                (FGIC), 0%, 12/1/06         $    609,390
----------------------------------------------------------------------------
                                                            $    609,390
----------------------------------------------------------------------------

Insured Special Tax Revenue -- 0.6%
----------------------------------------------------------------------------
 Aaa       AAA      $ 2,110     Hudson Local School
                                District, (FGIC), 0%,
                                12/15/09                    $  1,062,934

 Aaa       AAA        1,000     Hudson Local School
                                District, (FGIC), 0%,
                                12/15/10                         472,230
----------------------------------------------------------------------------
                                                            $  1,535,164
----------------------------------------------------------------------------

Life Care -- 1.8%
----------------------------------------------------------------------------
 Aa        NA       $ 1,995     Franklin County,
                                Kensington Place, 6.75%,
                                1/1/34/(2)/                 $  2,050,361

 Aa2       NR         1,000     Hamilton County, OH
                                Hospital - Episcopal
                                Retirement Home, 6.80%,
                                1/1/08                         1,052,110

 NR        BBB-       1,800     Marion OH Health Care -
                                United Church Home,
                                6.30%, 11/15/15                1,793,394
----------------------------------------------------------------------------
                                                            $  4,895,865
----------------------------------------------------------------------------

Miscellaneous -- 1.1%
----------------------------------------------------------------------------
 NR        NR       $ 3,000     Cuyahoga County Ohio
                                Revenue, 8.00%, 1/1/28      $  2,903,070
----------------------------------------------------------------------------
                                                            $  2,903,070
----------------------------------------------------------------------------

Nursing Homes -- 4.7%
----------------------------------------------------------------------------
 NR        NR       $ 3,020     Greene County, Ohio,
                                IDA, Fairview Extended
                                Care-91, 10.125%, 1/1/11    $  3,397,319

 NR        AAA        1,205     North Canton, OH, Health
                                Care Facilities, 6.10%,
                                9/20/16                        1,201,566

 NR        AAA        6,455     North Canton, OH, Health
                                Care Facilities, 9.55%,
                                3/20/32                        8,319,913
----------------------------------------------------------------------------
                                                            $ 12,918,798
----------------------------------------------------------------------------

Special Tax Revenue -- 2.0%
----------------------------------------------------------------------------
 Baa1      A        $ 2,500     Puerto Rico Highway and
                                Transportation Authority,
                                5.50%, 7/1/36               $  2,338,550

 Baa1      A          3,000     Puerto Rico, Highway and
                                Transportation Authority,
                                6.625%, 7/1/12                 3,200,460
----------------------------------------------------------------------------
                                                            $  5,539,010
----------------------------------------------------------------------------

Transportation -- 2.1%
----------------------------------------------------------------------------
 NR        BBB      $ 5,630     Guam Airport Authority
                                (AMT), 6.70%, 10/1/23       $  5,744,965
----------------------------------------------------------------------------
                                                            $  5,744,965
----------------------------------------------------------------------------

Water and Sewer -- 0.4%
----------------------------------------------------------------------------
 NR        NR       $ 1,000     Vermilion, OH, 7.25%,
                                8/15/15                     $  1,049,390
----------------------------------------------------------------------------
                                                            $  1,049,390
----------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $263,442,371)                          $273,559,355
----------------------------------------------------------------------------

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 24.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.3% to 10.2% of total investments.


                       See notes to financial statements

Rhode Island Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------   Principal
                      Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                        Value
----------------------------------------------------------------------------
Education -- 4.4%
----------------------------------------------------------------------------
 Aa1       AA       $1,000     Rhode Island Health and
                               Educational Building Corp.
                               (Brown University), 5.375%,
                               9/1/23                        $   928,230

 A         NR          750     Rhode Island Student Loan
                               Authority, (AMT), 5.60%,
                               12/1/12                           711,353
----------------------------------------------------------------------------
                                                             $ 1,639,583
----------------------------------------------------------------------------

General Obligations -- 5.4%
----------------------------------------------------------------------------
 Baa1      A        $1,250     Commonwealth of Puerto Rico
                               Aqueduct and Sewer
                               Authority, 5.00%, 7/1/19      $ 1,110,788

 NR        BBB         750     Guam, 5.40%, 11/15/18             672,855

 Baa       NR          210     West Warwick, 6.80%, 7/15/98      214,194
----------------------------------------------------------------------------
                                                             $ 1,997,837
----------------------------------------------------------------------------

Hospitals -- 11.9%
----------------------------------------------------------------------------
 A3        A-       $1,250     Rhode Island Health and
                               Educational Building (South
                               County Hospital), 5.75%,
                               11/15/26                      $ 1,149,550

 NR        AA        1,500     Rhode Island Health and
                               Educational Building Corp.
                               (Landmark Medical Center),
                               5.875%, 10/1/19                 1,476,105

 Baa3      BBB         830     Rhode Island Health and
                               Educational Building Corp.
                               (Westerly Hospital), 6.00%,
                               7/1/14                            795,107

 NR        A         1,015     Rhode Island Health and
                               Educational Building Corp.,
                               (Butler Hospital), 5.125%,
                               1/1/08                            958,728
----------------------------------------------------------------------------
                                                             $ 4,379,490
----------------------------------------------------------------------------

Housing -- 17.4%
----------------------------------------------------------------------------
 Aa2       AA+      $  220     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               6.50%, 4/1/27                 $   226,433

 Aa2       AA+         270     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               6.70%, 10/1/14                    282,425

 Aa2       AA+          95     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               6.85%, 4/1/27                      99,192

 Aa2       AA+       1,550     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 6.60%, 10/1/25           1,589,897

 Aa2       AA+         100     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 6.70%, 10/1/12             104,313

 Aa2       AA+         875     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 6.80%, 10/1/25 /(1)/        906,544

 Aa2       AA+       1,000     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 7.10%, 10/1/23           1,038,900

 Aa2       AA+       2,000     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 7.55%, 10/1/22           2,109,860

 Aa        AA+          35     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (AMT), 7.875%, 10/1/22             36,666
----------------------------------------------------------------------------
                                                             $ 6,394,230
----------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 1.4%
----------------------------------------------------------------------------
 Baa3      BB+      $  500     Puerto Rico Port Authority
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                 $   507,590
----------------------------------------------------------------------------
                                                             $   507,590
----------------------------------------------------------------------------

Insured Colleges and Universities -- 5.3%
----------------------------------------------------------------------------
 Aaa       AAA      $2,200     Rhode Island Health and
                               Educational Building
                               (University of Rhode
                               Island) (MBIA), 5.25%,
                               9/15/23                       $ 1,967,812
----------------------------------------------------------------------------
                                                             $ 1,967,812
----------------------------------------------------------------------------

Insured General Obligations -- 16.9%
----------------------------------------------------------------------------
 NR        AAA      $  250     Commonwealth of Puerto Rico
                               "RIBS", (AMBAC), Variable,
                               7/1/15 /(2)/                  $   251,250

 Aaa       AAA       1,000     Cranston, RI Rhode Island,
                               (MBIA), 6.10%, 6/15/15          1,024,120

 Aaa       AAA       1,500     Kent County,  Water
                               Authority, (MBIA), 6.35%,
                               7/15/14                         1,577,685

 Aaa       AAA       1,000     Rhode Island Depositors
                               Economic Protection Corp.,
                               5.80%, 8/1/12                   1,020,830

 Aaa       AAA       1,000     Rhode Island Depositors
                               Economic Protection Corp.,
                               (MBIA), 5.80%, 8/1/09           1,036,780

 Aaa       AAA       1,480     Rhode Island Port Authority
                               and Economic Development
                               Corporation Airport, (FSA),
                               5.25%, 7/1/23                   1,296,140
----------------------------------------------------------------------------
                                                             $ 6,206,805
----------------------------------------------------------------------------

                       See notes to financial statements

Rhode Island Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                        Value
----------------------------------------------------------------------------
Insured Housing -- 8.3%
----------------------------------------------------------------------------
 Aaa       AAA      $  830     Providence Housing
                               Development Corp. Mortgage,
                               (Barbara Jordan Apartments)
                               (MBIA), 6.50%, 7/1/09         $   872,870

 Aa2       AA+         500     Rhode Island Housing and
                               Mortgage Finance Corp.,
                               (MBIA), 6.20%, 10/1/06            511,130

 Aaa       AAA       1,075     Villa Excelsior Housing
                               Development Corp. Mortgage
                               (MBIA), 6.75%, 1/1/19           1,129,137

 Aaa       AAA         500     Villa Excelsior Housing
                               Development Corp. Mortgage
                               (MBIA), 6.85%, 1/1/24             526,870
----------------------------------------------------------------------------
                                                             $ 3,040,007
----------------------------------------------------------------------------

Insured Life Care -- 2.4%
----------------------------------------------------------------------------
 Aaa       AAA      $1,000     Rhode Island Health and
                               Educational Building,
                               Lifespan Obligation Group
                               (MBIA), 5.25%, 5/15/26        $   889,140
----------------------------------------------------------------------------
                                                             $   889,140
----------------------------------------------------------------------------

Insured Special Tax Revenue -- 13.0%
----------------------------------------------------------------------------
 Aaa       AAA      $3,000     Convention Center Authority
                               of Rhode Island, (MBIA),
                               5.00%, 5/15/20                $ 2,608,679

 Aaa       AAA       2,300     Convention Center Authority
                               of Rhode Island, (MBIA),
                               5.25%, 5/15/15                  2,175,155
----------------------------------------------------------------------------
                                                             $ 4,783,834
----------------------------------------------------------------------------

Insured Water and Sewer -- 4.5%
----------------------------------------------------------------------------
 Aaa       AAA      $  750     Rhode Island Clean Water,
                               Safe Drinking Water
                               (AMBAC), 6.70%, 1/1/15        $   808,620

 Aaa       AAA         500     Rhode Island Clean Water,
                               Water Pollution Control
                               (MBIA), 5.85%, 10/1/09            515,090

 Aaa       AAA         350     Rhode Island Clean Water,
                               Water Pollution Control,
                               (MBIA), 5.40%, 10/1/15            336,585
----------------------------------------------------------------------------
                                                             $ 1,660,295
----------------------------------------------------------------------------

Life Care -- 2.7%
----------------------------------------------------------------------------
 NR        NR       $1,000     Rhode Island Health and
                               Educational Building
                               (Tockwotton Home), 6.25%,
                               8/15/22                       $   978,760
----------------------------------------------------------------------------
                                                             $   978,760
----------------------------------------------------------------------------

Miscellaneous -- 0.6%
----------------------------------------------------------------------------
 Baa1      A-       $  230     Rhode Island Depositors
                               Economic Protection Corp.,
                               5.75%, 8/1/21                 $   224,825
----------------------------------------------------------------------------
                                                             $   224,825
----------------------------------------------------------------------------

Special Tax Revenue -- 4.4%
----------------------------------------------------------------------------
 Baa       BBB-     $1,500     City of Providence Special
                               Obligation Tax Increment
                               Bonds, 7.65%, 6/1/16          $ 1,616,835
----------------------------------------------------------------------------
                                                             $ 1,616,835
----------------------------------------------------------------------------

Transportation -- 1.4%
----------------------------------------------------------------------------
 NR        BBB      $  500     Guam Airport Authority
                               (AMT), 6.70%, 10/1/23         $   510,210
----------------------------------------------------------------------------
                                                             $   510,210
----------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $36,470,453)                            $36,797,253
----------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 50.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 2.9% to 40.9% of total investments.


                       See notes to financial statements

West Virginia Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)   Principal
-------------------   Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                        Value
----------------------------------------------------------------------------
Electric Utilities -- 12.1%
----------------------------------------------------------------------------
 NR        BBB      $  750     Guam Power Authority,
                               5.25%, 10/1/13                $   676,688

 NR        BBB         500     Guam Power Authority,
                               5.25%, 10/1/23                    431,910

 A2        A         2,000     Harrison, WV PCR
                               (Monongahela Power Co.
                               Harrison Station), 6.75%,
                               8/1/24                          2,137,479

 Baa1      BBB+      1,000     Mason, WV PCR (Appalacian
                               Power Co.), 6.85%, 6/1/22       1,075,010
----------------------------------------------------------------------------
                                                             $ 4,321,087
----------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.2%
----------------------------------------------------------------------------
 Aaa       AAA      $2,500     Kanawha-Putnam, WV Single
                               Family Mortgage (AMBAC),
                               0%, 12/1/16                   $   789,150
----------------------------------------------------------------------------
                                                             $   789,150
----------------------------------------------------------------------------

General Obligations -- 1.0%
----------------------------------------------------------------------------
 NR        BBB      $  400     Guam, 5.375%, 11/15/13        $   365,840
----------------------------------------------------------------------------
                                                             $   365,840
----------------------------------------------------------------------------

Hospitals -- 9.9%
----------------------------------------------------------------------------
 NR        BBB+     $1,750     Berkeley, WV Building
                               Commission (City Hospital),
                               6.50%, 11/1/22                $ 1,763,702

 Baa1      BBB+        250     Princeton, WV (Community
                               Hospital), 6.00%, 5/1/18          239,753

 A1        NR          500     West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/16            513,230

 A1        NR        1,000     West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/23          1,023,360
----------------------------------------------------------------------------
                                                             $ 3,540,045
----------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 18.0%
----------------------------------------------------------------------------
 A2        A        $2,000     Braxton, WV Solid Waste
                               (Weyerhaeuser) (AMT),
                               6.50%, 4/1/25                 $ 2,093,519

 NR        A-        1,375     Jefferson, WV (Royal
                               Venders, Inc.) (AMT),
                               5.90%, 8/1/04                   1,416,896

 Baa2      NR          300     Kanawha, WV (Union Carbide
                               Chemicals and Plastics Co.)
                               (AMT), 8.00%, 8/1/20              322,584

 Baa3      BB+         500     Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26                     509,610

 Baa3      BB+       1,025     Puerto Rico Port Authority
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                   1,040,560

 NR        NR        1,000     Upshur, WV Solid Waste
                               (TJI) (AMT), 7.00%, 7/15/25     1,035,590
----------------------------------------------------------------------------
                                                             $ 6,418,759
----------------------------------------------------------------------------

Insured Education -- 7.7%
----------------------------------------------------------------------------
 Aaa       AAA      $1,150     West Virginia State College
                               System (AMBAC), 6.00%,
                               4/1/12/(1)/                   $ 1,184,937

 Aaa       AAA       1,000     West Virginia State
                               University (Marshall
                               Library) (AMBAC), 5.75%,
                               4/1/16                            992,580

 Aaa       AAA         550     West Virginia State
                               University System (AMBAC),
                               6.00%, 4/1/12                     568,502
----------------------------------------------------------------------------
                                                             $ 2,746,019
----------------------------------------------------------------------------

Insured Electric Utilities -- 6.2%
----------------------------------------------------------------------------
 Aaa       AAA      $  750     Marshall, WV PCR (Ohio
                               Power Kammer Plant) (MBIA),
                               5.45%, 7/1/14                 $   732,968

 Aaa       AAA         250     Puerto Rico Electric Power
                               Authority (FSA), Variable,
                               7/1/03/(2)/                       270,625

 Aaa       AAA       1,280     Williamson, WV Waterworks
                               and Sewage System (AMBAC),
                               5.50%, 10/1/25                  1,213,990
----------------------------------------------------------------------------
                                                             $ 2,217,583
----------------------------------------------------------------------------

Insured General Obligations -- 5.3%
----------------------------------------------------------------------------
 Aaa       AAA      $1,000     West Virginia (FGIC),
                               5.25%, 11/1/26                $   914,050

 Aaa       AAA       1,000     West Virginia (FGIC),
                               5.75%, 11/1/21                    986,350
----------------------------------------------------------------------------
                                                             $ 1,900,400
----------------------------------------------------------------------------

Insured Hospitals -- 13.2%
----------------------------------------------------------------------------
 Aaa       AAA      $1,300     West Virginia HFA (Cabell
                               Huntington Hospital)
                               (AMBAC), 6.25%, 1/1/19        $ 1,333,735

 Aaa       AAA         850     West Virginia HFA
                               (Charleston Area Medical
                               Center) (MBIA), 5.75%,
                               9/1/13                            854,913

 Aaa       AAA       1,100     West Virginia HFA (Linked
                               Bulls & Bears) (MBIA),
                               6.10%, 1/1/18                   1,102,585

                       See notes to financial statements

West Virginia Municipals Portfolio as of March 31, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)   Principal
--------------------  Amount
           Standard   (000
Moody's    & Poor's   omitted)  Security                              Value
-------------------------------------------------------------------------------
Insured Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA       $1,600    West Virginia HFA (University
                               Hospital) (MBIA), 5.00%, 6/1/16      $ 1,424,928
--------------------------------------------------------------------------------
                                                                    $ 4,716,161
--------------------------------------------------------------------------------

Insured Lease Revenue / Certificates of Participation -- 1.4%
--------------------------------------------------------------------------------
 Aaa       AAA       $  500    West Virginia School Building
                               Authority (AMBAC), 5.60%, 7/1/17     $   488,415
--------------------------------------------------------------------------------
                                                                    $   488,415
--------------------------------------------------------------------------------

Insured Transportation -- 2.5%
--------------------------------------------------------------------------------
 Aaa       AAA       $1,250    West Virginia Parkways Economic
                               Development and Tourism Authority
                               (FGIC), 0%, 5/15/04                  $   872,038
--------------------------------------------------------------------------------
                                                                    $   872,038
--------------------------------------------------------------------------------

Insured Water and Sewer -- 17.0%
--------------------------------------------------------------------------------
 Aaa       AAA       $  250    Berkeley, WV Public Service District
                               Sewer (MBIA), 5.75%, 10/1/25         $   246,383

 Aaa       AAA          500    Crab Orchard, WV (AMBAC), 5.50%,
                               10/1/25                                  474,215

 Aaa       AAA          750    Greenbrier, WV Public Service
                               District Sewer (MBIA), 5.625%,
                               10/1/19                                  726,758

 Aaa       AAA        1,500    Parkersburg, WV Waterworks and
                               Sewer (FSA), 5.80%, 9/1/19             1,480,470

 Aaa       AAA          150    West Virginia State Water
                               Development Authority (FSA), 5.00%,
                               11/1/18                                  133,383

 Aaa       AAA        2,000    West Virginia Water Development
                               (Loan Program II) (FSA), 5.25%,
                               11/1/35                                1,787,719

 Aaa       AAA          750    West Virginia Water Development
                               (Loan Program II) (FSA), 6.00%,
                               11/1/14                                  773,378

 Aaa       AAA          500    West Virginia Water Development
                               Authority (FSA), 5.00%, 11/1/21          444,630
--------------------------------------------------------------------------------
                                                                    $ 6,066,936
--------------------------------------------------------------------------------

Nursing Homes -- 2.1%
--------------------------------------------------------------------------------
 NR        NR        $  745    Kanawha, WV (Beverly Enterprises),
                               7.25%, 11/1/04                       $   764,504
--------------------------------------------------------------------------------
                                                                    $   764,504
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.4%
--------------------------------------------------------------------------------
 Baa1      A         $  500    Puerto Rico Highway and
                               Transportation Authority, 5.50%,
                               7/1/15                               $   485,665
--------------------------------------------------------------------------------
                                                                    $   485,665
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $35,151,438)                                   $35,692,602
--------------------------------------------------------------------------------

/(1)/ Security has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 53.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 9.2% to 20.2% of total investments.



                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of March 31, 1997

                                                       California       Florida      Massachusetts     Mississippi
                                                       Portfolio       Portfolio       Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------
Investments --

    Identified cost                                  $ 307,760,126   $ 531,157,445   $ 245,151,275     $ 22,420,070

    Unrealized appreciation                             21,364,227      19,194,188      12,067,142        1,248,722
-----------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                        $ 329,124,353   $ 550,351,633   $ 257,218,417     $ 23,668,792
-----------------------------------------------------------------------------------------------------------------------
Cash                                                 $   2,018,494   $      31,384   $         453     $    182,172

Receivable for investments sold                          1,918,200         710,242              --               --

Dividends and interest receivable                        5,328,723      11,731,145       4,597,529          453,432

Receivable for variation margin on open financial
    futures contracts (Note 1E)                             14,219              --           7,813              938

Deferred organization expenses (Note 1D)                     6,119           7,840           4,612              767
-----------------------------------------------------------------------------------------------------------------------
Total assets                                         $ 338,410,108   $ 562,832,244   $ 261,828,824     $ 24,306,101
-----------------------------------------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                    $          --   $          --   $          --     $    481,375

Demand note payable (Note 5)                                    --       6,016,000          54,000               --

Payable to affiliate for Trustees' fees (Note 2)             4,312           5,300           3,837              395

Accrued expenses                                            21,003          11,186          21,581            3,566
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                    $      25,315   $   6,032,486   $      79,418     $    485,336
-----------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                        $ 338,384,793   $ 556,799,758   $ 261,749,406     $ 23,820,765
-----------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                       $316,787,839   $ 537,605,570   $ 249,554,392     $ 22,556,698

Net unrealized appreciation of investments
    (computed on the basis of identified cost)          21,596,954      19,194,188      12,195,014        1,264,067
-----------------------------------------------------------------------------------------------------------------------
Total                                                 $338,384,793   $ 556,799,758   $ 261,749,406     $ 23,820,765
-----------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of March 31, 1997

                                     New York Portfolio        Ohio Portfolio     Rhode Island Portfolio   West Virginia Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --

    Identified cost                     $520,628,074            $263,442,371            $ 36,470,453            $ 35,151,438

    Unrealized appreciation               23,220,642              10,116,984                 326,800                 541,164
------------------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)           $543,848,716            $273,559,355            $ 36,797,253            $ 35,692,602
------------------------------------------------------------------------------------------------------------------------------------
Cash                                    $      3,607            $        534            $  1,831,145            $    473,276

Receivable for investments sold            2,946,832                 979,067                      --                      --

Dividends and interest receivable          9,295,982               4,610,154                 747,259                 678,077

Receivable for variation margin on
    open financial futures
    contracts (Note 1E)                       53,125                      --                   4,063                   1,563

Deferred organization expenses (Note 1D)       5,478                   3,370                     790                     790
------------------------------------------------------------------------------------------------------------------------------------
Total assets                            $556,153,740            $279,152,480            $ 39,380,510            $ 36,846,308
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased       $         --            $    919,238            $         --            $         --

Demand note payable (Note 5)                4,507,000              2,587,000                      --                      --

Payable to affiliate for Trustees'
    fees (Note 2)                               5,261                  3,800                     395                     400

Accrued expenses                               39,691                 15,847                   2,449                   4,806
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                       $   4,551,952           $  3,525,885            $      2,844            $      5,206
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
    interest in Portfolio               $ 551,601,788           $275,626,595            $ 39,377,666            $ 36,841,102
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions
    and withdrawals                     $ 527,511,617           $265,509,611            $ 38,984,373            $ 36,274,364

Net unrealized appreciation of
    investments (computed on the basis
    of identified cost)                    24,090,171             10,116,984                 393,293                 566,738
------------------------------------------------------------------------------------------------------------------------------------
Total                                   $ 551,601,788           $275,626,595            $ 39,377,666            $ 36,841,102
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statement of Operations

For the Six Months Ended March 31, 1997

                                         California Portfolio   Florida Portfolio   Massachusetts Portfolio   Mississippi Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest                                    $ 11,417,797          $ 17,996,486           $ 8,636,070              $  736,487
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                     $ 11,417,797          $ 17,996,486           $ 8,636,070              $  736,487
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)             $    881,358          $  1,367,238           $   623,088              $   23,481

Compensation of Trustees not members
    of the Investment Adviser's
    organization (Note 2)                          8,623                10,561                 7,674                     790

Custodian fee (Note 1J)                           85,384               108,408                72,899                   9,498

Legal and accounting services                     32,609                35,641                29,309                  18,789

Bond pricing                                       5,960                 8,324                 6,717                   3,726

Amortization of organization
    expenses (Note 1D)                             2,804                 4,402                 2,597                     310

Miscellaneous                                     17,085                20,359                23,059                   1,124
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                              $  1,033,823          $  1,554,933           $   765,343              $   57,718
------------------------------------------------------------------------------------------------------------------------------------
Less Allocations --

    Reduction of custodian fee (Note 1J)    $     17,769          $    109,908           $    12,110              $    1,502

    Preliminary reduction of investment
        adviser fee (Note 2)                          --                    --                    --                   1,608
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                    $     17,769          $    109,908           $    12,110              $    3,110
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                $  1,016,054          $  1,445,025           $   753,233              $   54,608
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                       $ 10,401,743          $ 16,551,461           $ 7,882,837              $  681,879
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized

Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --

    Investment transactions (identified
         cost basis)                        $  5,332,459          $ 10,151,303           $ 3,632,171              $  181,937
    Financial futures contracts               (1,507,890)           (3,853,532)           (1,784,643)               (107,521)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment
    transactions                            $  3,824,569          $  6,297,771           $ 1,847,528              $   74,416
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
    (depreciation) --

    Investments (identified cost basis)     $ (4,633,055)         $(15,487,964)          $(4,494,151)             $  (61,068)

    Financial futures contracts                  643,764             1,417,470               436,600                  44,118

Net change in unrealized appreciation
    (depreciation) of investments           $ (3,989,291)         $(14,070,494)          $(4,057,551)             $  (16,950)
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain
    (loss) on investments                   $   (164,722)         $ (7,772,723)          $(2,210,023)             $   57,466
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations  $ 10,237,021          $  8,778,738           $ 5,672,814              $  739,345
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 1997

                                       New York Portfolio    Ohio Portfolio    Rhode Island Portfolio    West Virginia Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest                                  $ 17,982,111        $ 8,931,910           $1,202,086              $1,126,572
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                   $ 17,982,111        $ 8,931,910           $1,202,086              $1,126,572
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)           $  1,348,107        $   651,675           $   50,216              $   45,688

Compensation of Trustees not members
    of the Investment Adviser's
    organization (Note 2)                       10,522              7,636                  790                     795

Custodian fee (Note 1J)                        136,088             64,693               10,174                  10,314

Legal and accounting services                   35,440             28,499               18,565                  18,675

Bond pricing                                     8,812              6,490                3,216                   1,966

Amortization of organization
    expenses (Note 1D)                           3,130              1,975                  317                     315

Registration fees                                   --                 --                  300                      --

Interest expense (Note 5)                       81,664                 --                4,733                      --

Miscellaneous                                   12,695             30,880                4,717                   2,881
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                            $  1,636,458        $   791,848           $   93,028              $   80,634
------------------------------------------------------------------------------------------------------------------------------------

Less Allocations --
    Reduction of custodian fee (Note 1J)  $     31,036        $    11,992           $    8,081              $    6,595
    Preliminary reduction of investment
    adviser fee (Note 2)                            --                 --               25,036                      --
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                  $     31,036        $    11,992           $   33,117              $    6,595
------------------------------------------------------------------------------------------------------------------------------------


Net expenses                              $  1,605,422        $   779,856           $   59,911              $   74,039
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                     $ 16,376,689        $ 8,152,054           $1,142,175              $1,052,533
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified
        cost basis)                       $  8,322,395        $ 2,163,523           $  185,797              $  152,708

    Financial futures contracts             (1,733,795)        (1,032,359)            (153,906)               (249,730)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
    transactions                          $  6,588,600        $ 1,131,164           $   31,891              $  (97,022)
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
    (depreciation) --

    Investments (identified cost basis)   $(11,082,802)       $(2,640,954)          $ (430,007)             $ (168,515)

    Financial futures contracts              1,228,969            484,361               99,736                 111,438
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments         $ (9,853,833)       $(2,156,593)          $ (330,271)             $  (57,077)
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized loss
    on investments                        $ (3,265,233)       $(1,025,429)          $ (298,380)             $ (154,099)
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets
    from operations                       $ 13,111,456        $ 7,126,625           $  843,795              $  898,434
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 1997

Increase (Decrease) in Net Assets       California Portfolio   Florida Portfolio   Massachusetts Portfolio   Mississippi Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --

    Net investment income                   $ 10,401,743         $  16,551,461         $   7,882,837             $    681,879

    Net realized gain on investments           3,824,569             6,297,771             1,847,528                   74,416

    Net change in unrealized appreciation
        (depreciation) of investments         (3,989,291)          (14,070,494)           (4,057,551)                 (16,950)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
    from operations                         $ 10,237,021         $   8,778,738         $   5,672,814             $    739,345
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --

    Contributions                           $ 10,014,357         $  25,429,318         $   6,620,762             $    753,862

    Withdrawals                              (52,456,780)         (101,782,299)          (31,673,406)              (2,952,003)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets  from
    capital transactions                    $(42,442,423)        $ (76,352,981)        $ (25,052,644)            $ (2,198,141)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                  $(32,205,402)        $ (67,574,243)        $ (19,379,830)            $ (1,458,796)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                      $370,590,195         $ 624,374,001         $ 281,129,236             $ 25,279,561
------------------------------------------------------------------------------------------------------------------------------------
At end of period                            $338,384,793         $ 556,799,758         $ 261,749,406             $ 23,820,765
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 1997


                                                                   New York          Ohio        Rhode Island    West Virginia
Increase (Decrease) in Net Assets                                 Portfolio        Portfolio      Portfolio        Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --

    Net investment income                                         $  16,376,689    $   8,152,054    $   1,142,175    $   1,052,533

    Net realized gain (loss) on investments                           6,588,600        1,131,164           31,891          (97,022)

    Net change in unrealized appreciation
        (depreciation) of investments                                (9,853,833)      (2,156,593)        (330,271)         (57,077)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                        $  13,111,456    $   7,126,625    $     843,795    $     898,434
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --

    Contributions                                                 $  16,904,187    $   5,760,016    $   2,133,419    $     859,375

    Withdrawals                                                     (82,943,375)     (29,930,862)      (5,766,727)      (4,417,498)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions              $ (66,039,188)   $  24,170,846)   $  (3,633,308)   $  (3,558,123)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                        $ (52,927,732)   $  17,044,221)   $  (2,789,513)   $  (2,659,689)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                            $ 604,529,520    $ 292,670,816    $  42,167,179    $  39,500,791
-----------------------------------------------------------------------------------------------------------------------------------
At end of period                                                  $ 551,601,788    $ 275,626,595    $  39,377,666    $  36,841,102
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                                 California         Florida     Massachusetts     Mississippi
Increase (Decrease) in Net Assets                                 Portfolio        Portfolio      Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --

    Net investment income                                        $ 23,204,844   $  38,410,360   $ 16,966,016       $ 1,582,970

    Net realized gain on investments                                4,542,939       5,705,251      3,096,278           306,294

    Change in unrealized appreciation
        (depreciation) of investments                               1,456,651        (543,323)    (1,167,330)          146,094
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       $ 29,204,434   $  43,572,288   $ 18,894,964       $ 2,035,358
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --

    Contributions                                                $ 20,317,562   $  35,149,563   $ 16,336,133       $ 1,623,996

    Withdrawals                                                   (89,601,939)   (166,550,986)   (56,272,108)       (7,372,753)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
    capital transactions                                         $(69,284,377)  $(131,401,423)  $(39,935,975)      $(5,748,757)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                       $(40,079,943)  $ (87,829,135)  $(21,041,011)      $(3,713,399)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                             $410,670,138   $ 712,203,136   $302,170,247       $28,992,960
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                   $370,590,195   $ 624,374,001   $281,129,236       $25,279,561
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 1996


                                                                New York                         Rhode Island     West Virginia
Increase (Decrease) in Net Assets                              Portfolio        Ohio Portfolio     Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --

     Net investment income                                 $    35,862,171     $    17,538,829    $   2,430,974    $   2,162,188

     Net realized gain (loss) on investments                     4,055,362           2,125,592         (126,962)        (127,774)

     Change in unrealized appreciation (depreciation)
         of investments                                          2,603,892             281,886          709,572          798,750
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $    42,521,425     $    19,946,307    $   3,013,584    $   2,833,164
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --

     Contributions                                         $    36,583,799     $    11,748,362    $   5,557,065    $   3,463,423

     Withdrawals                                              (127,312,013)        (58,040,501)      (9,309,437)      (7,630,857)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions       $   (90,728,214)    $   (46,292,139)   $  (3,752,372)   $  (4,167,434)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                 $   (48,206,789)    $   (26,345,832)   $    (738,788)   $  (1,334,270)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                       $   652,736,309      $  319,016,648    $  42,905,967    $  40,835,061
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                             $   604,529,520      $  292,670,816    $  42,167,179    $  39,500,791
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                 California Portfolio
                                  ------------------------------------------------------------------------------------
                                                                       Year Ended,
                                  Six Months       -------------------------------------------------------------------
                                  Ended                               September 30,                    March 31,
                                  March 31, 1997   ------------------------------------------    ---------------------
                                  (Unaudited)          1996            1995            1994***         1994**
----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                           0.58%+         0.57%           0.59%           0.57%+          0.55%+

Net expenses, after
      custodian fee reduction           0.57%+         0.56%           0.58%             --              --

Net investment income                   5.83%+         5.93%           6.22%           6.09%+          5.72%+

Portfolio Turnover                         7%            14%             58%             40%             91%
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
     (000s omitted)                  $338,385       $370,590        $410,763        $445,131        $467,259
----------------------------------------------------------------------------------------------------------------------

                                                                  Florida Portfolio
                                  ------------------------------------------------------------------------------------
                                  Six Months
                                  Ended                               Year Ended September 30,
                                  March 31, 1997   -------------------------------------------------------------------
                                  (Unaudited)          1996          1995         1994           1993*
----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                           0.53%+         0.52%           0.55%           0.48%           0.47%+

Net expenses, after
      custodian fee reduction           0.49%+         0.49%           0.52%             --              --

Net investment income                   5.55%+         5.67%           5.94%           5.65%           5.53%+

Portfolio Turnover                        35%            51%             61%             57%             55%
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
     (000s omitted)                 $ 556,800       $624,374        $712,203        $772,123        $772,422
----------------------------------------------------------------------------------------------------------------------

+      Annualized.

* For the period from the start of business, February 1, 1993, to September 30, 1993.

** For the period from the start of business, May 3, 1993, to March 31, 1994.

*** For the six months ended September 30, 1994. The Portfolio changed its fiscal year from March 31 to September 30, effective September 30, 1994.

/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                Massachusetts Portfolio
                                           ---------------------------------------------------------------
                                           Six Months
                                           Ended                       Year Ended September 30,
                                           March 31, 1997   ----------------------------------------------
                                           (Unaudited)      1996       1995       1994       1993*
----------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+:
----------------------------------------------------------------------------------------------------------
Expenses/(1)/                                     0.56%+      0.55%      0.56%      0.51%      0.49%+

Net expenses, after
      custodian fee reduction                     0.55%+      0.54%      0.53%        --         --

Net investment income                             5.76%+      5.77%      6.00%      5.74%      5.72%+

Portfolio Turnover                                  22%         51%        87%        53%        38%
----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $261,749    $281,129   $302,170   $308,540   $290,613
----------------------------------------------------------------------------------------------------------

+ The operating expenses of the Mississippi Portfolio reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

                                                               Mississippi Portfolio
                                           -----------------------------------------------------------------
                                           Six Months
                                           Ended                     Year Ended September 30,
                                           March 31, 1997  -------------------------------------------------
                                           (Unaudited)      1996       1995       1994       1993**
------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+:
------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                     0.46%+      0.29%      0.27%      0.05%      0.00%+

Net expenses, after
      custodian fee reduction                     0.45%+       0.26%     0.23%        --         --

Net investment income                             5.56%+       5.77%     5.97%      5.67%      4.49%+

Portfolio Turnover                                   4%          12%       52%        38%        11%

Net assets, end of period (000s omitted)       $ 23,821      $25,280   $28,993    $29,477    $11,233
------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Mississippi Portfolio reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the
     Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                     0.47%+      0.40%      0.39%      0.32%      0.25%+

Expenses after custodian fee reduction            0.46%+      0.37%      0.35%         0          0

Net investment income                             5.55%+      5.66%      5.85%      5.40%      4.24%+

+      Annualized.

* For the period from the start of business, February 1, 1993, to September 30, 1993.

** For the period from the start of business, June 11, 1993, to September 30, 1993.

/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.


                        See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                        New York Portfolio
                                              --------------------------------------------------------------------------
                                              Six Months
                                              Ended                           Year Ended September 30,
                                              March 31, 1997  ----------------------------------------------------------
                                              (Unaudited)           1996          1995          1994         1993**
------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
-------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                       0.56%+         0.52%         0.54%          0.48%         0.48%+

Net expenses, after
      custodian fee reduction                       0.55%+         0.49%         0.51%             --            --

Net investment income                               5.63%+         5.64%         5.97%          5.70%         5.64%+

Portfolio Turnover                                    21%            47%           55%            47%           37%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $551,602       $604,530      $652,736      $655,647       $648,807
-------------------------------------------------------------------------------------------------------------------------

                                                                              Ohio Portfolio
                                                ------------------------------------------------------------------------
                                                Six Months
                                                Ended                             Year Ended September 30,
                                                March 31, 1997   --------------------------------------------------------
                                                (Unaudited)          1996          1995           1994          1993*
-------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:
-------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                          0.56+         0.57%         0.57%          0.51%         0.49%+

Net expenses, after
      custodian fee reduction                          0.55+         0.56%         0.55%             --            --

Net investment income                                 5.70%+         5.69%         5.80%          5.61%         5.61%+

Portfolio Turnover                                      12%            35%           51%            31%           24%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)         $  275,627      $292,671      $319,017       $324,412      $298,092
-------------------------------------------------------------------------------------------------------------------------

+      Annualized.

* For the period from the start of business, February 1, 1993, to September 30, 1993.

** For the period from the start of business, June 11, 1993, to September 30, 1993.

/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of March 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                  Rhode Island Portfolio
                                             -------------------------------------------------------------------
                                             Six Months
                                             Ended                        Year Ended September 30,
                                             March 31, 1997  ---------------------------------------------------
                                             (Unaudited)       1996        1995          1994           1993*
----------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+++:
Expenses/(1)/                                      0.33%+       0.27%        0.29%        0.12%         0.00%+
Net expenses, after
      custodian fee reduction                      0.29%+       0.24%        0.25%          --            --
Net investment income                              5.60%+       5.69%        5.96%        5.64%         4.86%+
Portfolio Turnover                                   18%          25%          42%          42%           23%
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $39,378      $42,167      $42,906       $38,120      $16,981
----------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Portfolios may reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                      0.46%+       0.40%        0.41%        0.33%         0.26%+
Expenses after custodian fee reduction             0.42%+       0.37%        0.37%          --            --
Net investment income                              5.48%+       5.56%        5.84%        5.43%         4.60%+

                                                                  West Virginia Portfolio
                                            --------------------------------------------------------------------
                                            Six Months
                                            Ended                          Year Ended September 30,
                                            March 31, 1997  ----------------------------------------------------
                                            (Unaudited)       1996         1995        1994            1993**
----------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+++:
Expenses/(1)/                                     0.41%+        0.42%        0.31%        0.10%        0.00%+
Net expenses, after
      custodian fee reduction                     0.38%+        0.38%        0.29%          --           --
Net investment income                             5.43%+        5.41%        5.81%        5.52%        4.50%+
Portfolio Turnover                                  13%           43%          19%          39%          19%
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $  36,841      $39,501      $40,835      $40,473      $24,760
-----------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Portfolios may reflect a reduction of the Investment Adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                0.39%        0.33%        0.21%+
Expenses after custodian fee reduction                                       0.37%          --           --
Net investment income                                                        5.73%        5.29%        4.30%+

+     Annualized.

* For the period from the start of business, June 11, 1993, to September 30, 1993.

** For the period from the start of business, February 1, 1993, to September 30, 1993.

/(1)/ The expense ratios for the year ended September 30, 1995 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

EV Municipals Portfolio as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), Rhode Island Municipals Portfolio (Rhode Island Portfolio) and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end investment management companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked price. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

EV Municipals Portfolio as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



     G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

     H Other -- Investment transactions are accounted for on a trade date basis.

     I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expense on the statement of operations.

     K Interim Financial Information -- The interim financial statements relating to March 31, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolios' management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.


2    Investment Adviser Fee and Other Transactions with Affiliates
     ---------------------------------------------------------------------------
     The investment adviser fee is earned by Boston Management and Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended March 31, 1997, each Portfolio paid advisory fees as follows:

     Portfolio                                   Amount          Effective Rate*
     ---------------------------------------------------------------------------
     California                              $  881,358                 0.49%

     Florida                                  1,367,238                 0.46%

     Massachusetts                              623,088                 0.46%

     Mississippi                                 23,481                 0.19%

     New York                                 1,348,107                 0.46%

     Ohio                                       651,675                 0.46%

     Rhode Island                                50,216                 0.25%

     West Virginia                               45,688                 0.24%

     * Advisory fees paid as a percentage of average daily net assets.

     To enhance the net income of the Mississippi Portfolio and Rhode Island Portfolio, BMR made a preliminary reduction of its fee in the amount of $1,608, and $25,036, respectively.

     Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

     Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 1997, no significant amounts have been deferred.

EV Municipals Portfolio as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


3 Investments
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the six months ended March 31, 1997 were as follows:


  California Portfolio
  -----------------------------------------------------------------
  Purchases                                           $  24,333,583
  Sales                                                  60,363,696

  Florida Portfolio
  -----------------------------------------------------------------
  Purchases                                           $ 200,071,979
  Sales                                                 229,871,761

  Massachusetts Portfolio
  -----------------------------------------------------------------
  Purchases                                           $  58,728,219
  Sales                                                  76,402,194

  Mississippi Portfolio
  -----------------------------------------------------------------
  Purchases                                           $     954,610
  Sales                                                   2,562,073

  New York Portfolio
  -----------------------------------------------------------------
  Purchases                                           $ 123,444,326
  Sales                                                 170,852,131

  Ohio Portfolio
  -----------------------------------------------------------------
  Purchases                                           $  33,707,790
  Sales                                                  44,759,085

  Rhode Island Portfolio
  -----------------------------------------------------------------
  Purchases                                           $   7,137,249
  Sales                                                  11,213,781

  West Virginia Portfolio
  -----------------------------------------------------------------
  Purchases                                           $   5,114,687
  Sales                                                   7,518,788

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at March 31, 1997, as computed on a federal income tax basis, are as follows:


  California Portfolio
  -----------------------------------------------------------------
  Aggregate Cost                                      $ 307,760,126
  -----------------------------------------------------------------
  Gross unrealized appreciation                       $  22,235,277

  Gross unrealized depreciation                            (871,050)
  -----------------------------------------------------------------
  Net unrealized appreciation                         $   1,364,227
  -----------------------------------------------------------------

  Florida Portfolio
  -----------------------------------------------------------------
  Aggregate Cost                                      $ 531,157,445
  -----------------------------------------------------------------
  Gross unrealized appreciation                       $  24,103,886

  Gross unrealized depreciation                          (4,909,698)
  -----------------------------------------------------------------
  Net unrealized appreciation                         $  19,194,188
  -----------------------------------------------------------------

  Massachusetts Portfolio
  -----------------------------------------------------------------
  Aggregate Cost                                      $ 245,151,275
  -----------------------------------------------------------------
  Gross unrealized appreciation                       $  13,054,978

  Gross unrealized depreciation                            (987,836)
  -----------------------------------------------------------------
  Net unrealized appreciation                         $  12,067,142
  -----------------------------------------------------------------

  Mississippi Portfolio
  -----------------------------------------------------------------
  Aggregate Cost                                      $  22,420,070
  -----------------------------------------------------------------
  Gross unrealized appreciation                       $   1,257,087

  Gross unrealized depreciation                              (8,365)
  -----------------------------------------------------------------
  Net unrealized appreciation                         $   1,248,722
  -----------------------------------------------------------------

  New York Portfolio
  -----------------------------------------------------------------
  Aggregate Cost                                      $ 520,628,074
  -----------------------------------------------------------------
  Gross unrealized appreciation                       $  26,067,941

  Gross unrealized depreciation                          (2,847,299)
  -----------------------------------------------------------------
  Net unrealized appreciation                         $  23,220,642
  -----------------------------------------------------------------

EV Municipals Portfolio as of March 31, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


   Ohio Portfolio
   -----------------------------------------------------------------------
   Aggregate Cost                                        $  263,442,371
   -----------------------------------------------------------------------
   Gross unrealized appreciation                         $   10,615,677

   Gross unrealized depreciation                               (498,693)
   -----------------------------------------------------------------------

   Net unrealized appreciation                           $   10,116,984
   -----------------------------------------------------------------------

   Rhode Island Portfolio
   -----------------------------------------------------------------------

   Aggregate Cost                                        $   36,470,453
   -----------------------------------------------------------------------
   Gross unrealized appreciation                         $      802,010

   Gross unrealized depreciation                               (475,210)
   -----------------------------------------------------------------------

   Net unrealized appreciation                           $      326,800
   -----------------------------------------------------------------------

   West Virginia Portfolio
   -----------------------------------------------------------------------

   Aggregate Cost                                        $   35,151,438
   -----------------------------------------------------------------------
   Gross unrealized appreciation                         $      809,767

   Gross unrealized depreciation                               (268,603)
   -----------------------------------------------------------------------

   Net unrealized appreciation                           $      541,164
   -----------------------------------------------------------------------

5  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other funds and portfolios managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios or Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund or portfolio based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter.

   For the six months ended March 31, 1997, the New York Portfolio had an average daily loan balance of $2,062,000 and an average interest rate of 5.97%. The Rhode Island Portfolio had an average loan balance of $565,176 and an average interest rate of 5.95%. The maximum loan balances outstanding at any month end during the six months ended March 31, 1997 were $7,944,000 and $1,007,000 for the New York Portfolio and Rhode Island Portfolio, respectively. The remaining Portfolios did not have any significant borrowings or allocated fees during the six months ended March 31, 1997.

   At March 31, 1997, the Florida Portfolio, Massachusetts Portfolio, New York Portfolio and Ohio Portfolio had balances outstanding pursuant to this line of credit of $6,016,000, $54,000, $4,507,000 and $2,587,000, respectively.

6  Financial Instruments
   -----------------------------------------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at March 31, 1997, is as follows:

                  Futures
                  Contracts                                       Net Unrealized
                  Expiration                                      Appreciation
   Portfolio      Date        Contracts                 Position  (Depreciation)
   -----------------------------------------------------------------------------
   California     6/97        91  U.S. Treasury Bonds   Short           $232,727
   -----------------------------------------------------------------------------
   Massachusetts  6/97        50  U.S. Treasury Bonds   Short           $127,872
   -----------------------------------------------------------------------------
   Mississippi    6/97         6  U.S. Treasury Bonds   Short           $ 15,345
   -----------------------------------------------------------------------------
   New York       6/97       340  U.S. Treasury Bonds   Short           $869,529
   -----------------------------------------------------------------------------
   Rhode Island   6/97        26  U.S. Treasury Bonds   Short           $ 66,493
   -----------------------------------------------------------------------------
   West Virginia  6/97        10  U.S. Treasury Bonds   Short           $ 25,574
   -----------------------------------------------------------------------------


   At March 31, 1997 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Marathon Municipals Funds as of March 31, 1997

INVESTMENT MANAGEMENT


EV Marathon Municipals Funds

                     Officers
                     Thomas J. Fetter
                     President

                     James B. Hawkes
                     Vice President and Trustee

                     Robert B. MacIntosh
                     Vice President

                     James L. O'Connor
                     Treasurer

                     Thomas Otis
                     Secretary

                     Independent Trustees
                     Donald R. Dwight
                     President, Dwight Partners, Inc.
                     Chairman, Newspapers of New England, Inc.

                     Samuel L. Hayes, III
                     Jacob H. Schiff Professor of Investment
                     Banking, Harvard University Graduate School of Business Administration

                     Norton H. Reamer
                     President and Director, United Asset
                     Management Corporation

                     John L. Thorndike
                     Formerly Director, Fiduciary Company Incorporated

                     Jack L. Treynor
                     Investment Adviser and Consultant


Municipals Portfolios


                     Officers
                     Thomas J. Fetter
                     President and Portfolio
                     Manager of Florida and Ohio Municipals Portfolios

                     James B. Hawkes
                     Vice President and Trustee

                     Robert B. MacIntosh
                     Vice President and Portfolio
                     Manager of Massachusetts
                     Municipals Portfolio

                     Nicole Anderes
                     Vice President and Portfolio
                     Manager of New York
                     and Rhode Island
                     Municipals Portfolios

                     Timothy T. Browse
                     Vice President and Portfolio
                     Manager of West Virginia
                     Municipals Portfolio

                     Cynthia J. Clemson
                     Vice President and Portfolio
                     Manager of California and
                     Mississippi Municipals Portfolio

                     James L. O'Connor
                     Treasurer

                     Thomas Otis
                     Secretary



                     Independent Trustees
                     Donald R. Dwight
                     President, Dwight Partners, Inc.
                     Chairman, Newspapers of New England, Inc.

                     Samuel L. Hayes, III
                     Jacob H. Schiff Professor of Investment
                     Banking, Harvard University Graduate School of Business Administration

                     Norton H. Reamer
                     President and Director, United Asset
                     Management Corporation

                     John L. Thorndike
                     Formerly Director, Fiduciary Company Incorporated

                     Jack L. Treynor
                     Investment Adviser and Consultant

Investment Adviser of the Portfolios
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of the Funds
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260


Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537


Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123






Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110









--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                  M-8TFCSRC-5/97